As filed with the Securities and Exchange Commission on April 1, 2009

Securities Act File No. [                        ]
Investment Company Act File No. 811-22203

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SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
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FORM N-2

(Check appropriate box or boxes.)

|X|          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
|   |           Pre-effective Amendment No.
|   |           Post-effective Amendment No.
|X|	REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 2

DMR MORTGAGE OPPORTUNITY FUND LP
(Exact Name Of Registrant As Specified In Charer)
1800 Tysons Boulevard, Suite 200
McLean, Virginia 22102
(Address Of Principal Executive Offices)

(703) 749-8283
(Registrant's Telephone Number, Including Area Code)

Corporation Service Company
2711 Centerville Road, Suite 400
Wilmington, Delaware 19808
County of New Castle
(Name and address of agent for service)

Copy to:

David Sawyier, Esq. Sidley Austin LLP 1 South Dearborn Street Chicago, Illinois 60603	Edmund H. Price, Esq. Declaration Management & Research LLC 197 Clarendon St., C-03-16 Boston, Massachusetts 02116

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form are to be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), other than securities offered in connection with dividend or interest reinvestment plans, check the following box.  /   /

It is proposed that this filing will become effective when declared effective pursuant to Section 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Interest	Proposed Maximum Aggregate Offering Price	Amount of Registration Fee(1)
Limited partnership interests	2,000	$1,000	$2,000,000	$111.60

(1)  Transmitted prior to filing.  Registration fee of $111.60 transmitted prior to this filing.

DMR MORTGAGE OPPORTUNITY FUND LP (the “Registrant”)

CONTENTS OF THE REGISTRATION STATEMENT

This registration statement of the Registrant contains the following documents:

Facing Sheet

Contents of the Registration Statement

Part A — Prospectus

Part B — Statement of Additional Information

Part C — Other Information

Signature Page

Exhibits

DMR MORTGAGE OPPORTUNITY FUND LP

Limited Partnership Interests

DMR Mortgage Opportunity Fund LP (the “Fund”) is a Delaware limited partnership registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a closed-end, non-diversified, management investment company. The Fund’s investment objective is to provide investors with attractive returns through long-biased opportunistic investing in stressed, distressed and other undervalued mortgage-backed securities and related fixed-income assets.

This Prospectus applies to an offering of limited partnership interests (“Interests”) of the Fund.  The Interests are offered at net asset value, as described herein.  The Fund has registered $[  ] in Interests for sale under the registration statement to which this Prospectus relates.  No person who is admitted as a member of the Fund (“Partner”) will have the right to require the Fund to redeem any Interest.

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If you purchase an Interest in the Fund, you will become bound by the terms and conditions of the Fund’s Third Amended and Restated Limited Partnership Agreement (the “Limited Partnership Agreement”).  A copy of the Limited Partnership Agreement is attached as Appendix A to this Prospectus.

INVESTMENTS IN THE FUND MAY BE MADE ONLY BY “ELIGIBLE INVESTORS” AS DEFINED HEREIN.  SEE “ELIGIBLE INVESTORS.”

The Interests are not listed on any securities exchange and it is not anticipated that a secondary market for the Interests will develop.  The Interests are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the Limited Partnership Agreement.  Interests are not redeemable at an investor’s option nor are they exchangeable for interests or shares of any other fund.  As a result, an investor may not be able to sell or otherwise liquidate its Interest.  See “Certain Risk Factors – Closed-End Fund; Limited Liquidity; Interests Not Listed.”  The Interests are appropriate only for those investors who can tolerate a high degree of risk and do not require a liquid investment.

This Prospectus provides information that you should know about the Fund before investing.  You are advised to read this Prospectus carefully and to retain it for future reference.  Additional information about the Fund, including the Fund’s statement of additional information (“SAI”), dated [  ], 2009, has been filed with the U.S. Securities and Exchange Commission (“SEC”).  You can request a copy of the SAI without charge by contacting Declaration Management & Research LLC, 1800 Tysons Boulevard, Suite 200, McLean, Virginia 22102, attention John Pluta.  The SAI is incorporated by reference into this Prospectus in its entirety.  The table of contents of the SAI appears on page 77 of this Prospectus.  You can obtain the SAI, and other information about the Fund, on the SEC’s website (http://idea.sec.gov/).

The Fund’s Annual and Semi-Annual Reports are available upon request and free of charge on the SEC’s website (http://idea.sec.gov/) or by contacting Declaration Management & Research LLC, 1800 Tysons Boulevard, Suite 200, McLean, Virginia 22102, attention Lester Guillard; or by calling Declaration Management & Research LLC, attention Lester Guillard, at (703) 749-8283.

Neither the SEC nor any state securities commission has determined whether this Prospectus is truthful or complete, nor have they made, nor will they make, any determination as to whether anyone should buy these securities.  Any representation to the contrary is a criminal offense.

Total
Offering Amount (1)	$[ ]
Proceeds to the Fund(2)	$[ ]

The Fund’s [distributor]  is [             ].

The date of this Prospectus is [  ], 2009.

(1)
[                ] acts as the [distributor] (the [“Distributor”]) of the Fund’s Interests on a best-efforts basis, subject to various conditions.  The Fund may also distribute Interests through other brokers or dealers.  The Fund will sell Interests only to investors who certify that they are “Eligible Investors.”  See “Eligible Investors.”  The minimum Capital Contribution is $[      ], subject to waiver by Declaration Management & Research LLC.

(2)	Assumes sale of all Interests currently registered at the net asset value. The Interests are offered at the offering price (which is net asset value).

The Interests are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

Prospective investors should not construe the contents of this Prospectus as legal, tax, financial, or other advice.  Each prospective investor should consult with its own professional advisers as to the legal, tax, financial, or other matters relevant to the suitability of an investment in the Fund.

These securities are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the Limited Partnership Agreement.

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COMMODITY FUTURES TRADING COMMISSION NOTICE

THE FUND MAY TRADE FUTURES CONTRACTS.  HOWEVER, THE FUND HAS CLAIMED AN EXCLUSION FROM REGISTRATION AS A COMMODITY POOL OPERATOR (“CPO”) PURSUANT TO COMMODITY FUTURES TRADING COMMISSION (“CFTC”) REGULATION 4.5(A)(1) AND IS NOT SUBJECT TO CPO REGULATION.  ALSO, DECLARATION IS EXEMPTED FROM REGISTRATION AS A COMMODITY TRADING ADVISOR (“CTA”) AND IS GENERALLY NOT SUBJECT TO CTA REGULATION.

DMR MORTGAGE OPPORTUNITY FUND LP

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General Tax Considerations	60
INVESTMENTS BY EMPLOYEE BENEFIT PLANS	63
Fund’s Assets are not “Plan Assets”	64
Ineligible Purchasers	64
ELIGIBLE INVESTORS	65
SUBSCRIPTION PROCEDURE	66
NET ASSET VALUATION	66
General	66
Fair Value	68
LIQUIDITY	69
Redemptions	69
Transfers	69
GENERAL	70
Confidentiality	70
Tax Allocations	70
Notice of Certain Loan Activities	71
Reserves	71
Voting Rights	71
Optional Limitation on Voting Rights	71
Impermissible Events	71
Amendments	72
Meetings of Partners	72
Positions Held After the Distribution Period	72
Material Contracts	73
Reports	73
Anti-Money Laundering Program	74
Proxy Voting Policies	74
No Waiver of Federal or State Securities or Commodities Law Claims	74
Compliance with the Advisers Act	75
LEGAL AND ACCOUNTING MATTERS	75
ACCESS TO INFORMATION	75
Limited Partnership Agreement	Appendix A

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The Fund’s form of Subscription Agreement, Privacy Policy and
 Declaration’s Form ADV Part II are delivered separately.

-iv-

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DMR Mortgage Opportunity Fund LP
c/o Declaration Management & Research LLC
1800 Tysons Boulevard, Suite 200
McLean, Virginia 22102
Telephone:  (703) 749-8283

____________________

These are speculative and illiquid securities that involve substantial risk.  The Fund does not permit redemptions and will not make any distributions until after the Reinvestment Period (which ends May 15, 2010, or earlier in the case of a Key Person Event or if Declaration Management & Research LLC as the Fund’s General Partner determines that adequate investment opportunities for the Fund are no longer available).  The Fund attempts to earn attractive returns through longer biased opportunistic investing in stressed, distressed and other undervalued mortgage-backed securities and related fixed-income assets.  The disruption in these markets could be ongoing; on the other hand, such disruption could be too short-lived for the Fund to exploit with its uninvested capital.  The concentration of the Fund’s portfolio in any single market involves significant risk, and the credit markets in which the Fund concentrates its portfolio involve an unusually high degree of risk, especially under current market conditions.  Investors may lose all or substantially all of their investment in the Fund.

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-v-

DMR MORTGAGE OPPORTUNITY FUND LP

SUMMARY OF TERMS

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The following summary is qualified in its entirety by reference to the more detailed information included elsewhere in this prospectus (this “Prospectus”), in the Fund’s Third Amended and Restated Limited Partnership Agreement (the “Limited Partnership Agreement”) and in the other Material Contracts identified under “General — Material Contracts.”

This Prospectus contains only outline descriptions of the Material Contracts, which are the controlling documents.  Capitalized terms used but not otherwise defined herein have the meanings assigned to them in the Material Contracts.
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The Fund and its Management
The Fund
DMR Mortgage Opportunity Fund LP (the “Fund”) is a recently organized (May 2008) Delaware limited partnership.  The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a closed-end, non-diversified, management investment company.

The Board of Directors
The Board of Directors (the “Board,” and each director, a “Director”) of the Fund has overall responsibility to oversee the business operations of the Fund on behalf of the Limited Partners.  At least a majority of the Board’s members must be persons who are not “interested persons,” as defined in Section 2(a)(19) of the 1940 Act (“Independent Directors”).

The Investment Adviser and General Partner
Under the supervision of the Board, Declaration Management & Research LLC (“Declaration”), a Delaware limited liability company registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), serves as the Fund’s investment adviser and general partner.

Investment Objective and Strategies
Investment Objective
The Fund’s investment objective is to provide investors with attractive returns through long-biased opportunistic investing in stressed, distressed and other undervalued mortgage-backed securities and related fixed-income assets.  It is anticipated that the Fund’s returns (if any) will be captured through the cash flow generated by the securities it acquires at discounted prices and through capital appreciation.

Strategies
Declaration employs a “bottom-up” approach to security selection, seeking to identify assets which may be acquired at prices below their intrinsic value. Declaration acquires investments deliberately over a 12- to 24-month period, utilizing analysis at the loan level and modeling the structural characteristics of each transaction. Declaration has a value orientation in security selection, seeking a margin of safety or cushion between likely, estimated performance expectations and extreme loss outcomes.  This value orientation is particularly applicable to the Fund, which has been formed to invest in an opportunity set characterized by material undervaluations of a number of credit instruments, and is based on practical experience that quantitative models and base case loss and prepayment assumptions do not fully describe risk. In determining a reasonable purchase price for assets, Declaration seeks an expected return profile which should hold up to a margin of slippage in its loss forecasts.

The Fund is not diversified, but rather has been formed as a “special purpose vehicle” in an attempt to capitalize on mortgage credit market conditions that began in 2007 and that are ongoing as of the date of the Prospectus.  The Fund seeks to produce consistent absolute returns by applying an asset-level bottom-up analysis combined with multiple stress scenario analysis to find value opportunities in mortgage credit markets.  Declaration believes that there are numerous opportunities in the mortgage credit markets that can allow the Fund to benefit from favorable changes in prepayment speeds, default rates and structural step-downs.

The Fund invests in debt securities that are sold at a discount, including non-investment grade and non-rated securities. These investments consist primarily of residential mortgage-backed securities, commercial mortgage-backed securities, second lien loans and structured finance collateralized debt obligations, but also may include mortgage-related corporate credits and other mortgage-related investments.  The Fund also may employ interest rate and credit derivatives for risk mitigation.

No Borrowing	The Fund may not incur any indebtedness for borrowed money.

An investment in the Fund’s limited partnership interests (the “Interests”) is speculative and involves a high degree of risk.  The investment opportunity from which Declaration is seeking to profit in the currently disrupted credit markets involves an unusually high degree of risk. There can be no assurance that the Fund will achieve its objectives.  Investors must be prepared to lose all or substantially all of their investment in the Interests.

Use of Proceeds	Proceeds from the sale of Interests are invested by the Fund in stressed, distressed and other undervalued mortgage-backed securities and related fixed-income assets.

The Offering

The Offering
Interests are being offered hereby to Eligible Investors (as defined below).  The Fund accepted Capital Commitments as of May 15, 2008 and September 22, 2008 (each, a “Private Offering Closing Date”) in private offerings (the “Private Offering”) exempt from the registration requirements of the Securities Act (as defined below).   The Fund is accepting Capital Contributions pursuant to this public offering (this “Public Offering”) as of [       ], 2009, (the “Public Offering Closing Date” and together with each Private Offering Closing Date, a “Closing Date”).

Eligible Investors
Each prospective investor is required to meet the qualifications specified in the Fund’s Subscription Agreement.  Those prospective investors that meet such qualifications are referred to herein as “Eligible Investors.”  Among such qualifications, each Eligible Investor must be (i) an “accredited investor,” as defined in Regulation D under the Securities Act of 1933, as amended (the “Securities Act”); and (ii) a “qualified client,” as defined in Rule 205-3 of the Advisers Act, except as otherwise determined by the Fund.  These are regulatory minimums only; particularly in view of the “special purpose vehicle,” concentrated portfolio character of the Fund, all investors must also be highly financially sophisticated and capable of evaluating the complex risks of an investment in, and the structure of, the Fund.

Co-Investment Vehicles
In addition to accepting subscriptions to the Fund, Declaration may also manage certain institutional managed accounts or companion investment vehicles which may invest with the Fund (each, a “Co-Investment Vehicle”).  In particular, Declaration also manages DMR Mortgage Opportunity Companion Fund LP, a privately offered, non-diversified management investment company that is not registered under the 1940 Act (also, a “Co-Investment Vehicle” and individually, the “Companion Fund”).  The Companion Fund invests, to the extent reasonably practicable, proportionately in the same investments as the Fund (depending upon, among other things, the relative timing of the respective draw periods and reinvestment periods).

Minimum Capital Contribution
The minimum Capital Contribution for an investor pursuant to this Public Offering is $[       ].  Declaration may accept or reject Capital Contributions in whole or in part and waive the foregoing minimum in its discretion.

Offering Size	Declaration is targeting aggregate Capital Contributions in this Public Offering of $[ ], but reserves the right to accept aggregate Capital Contributions for less than this amount.
Capital from Declaration	Declaration has made Capital Commitments and Capital Contributions to the Fund in the Private Offering both as its general partner and as a Limited Partner.

Investment Period

Reinvestment Period
Declaration invests and reinvests the Fund’s capital from the first Closing Date through the earlier of: (i) the date, if any, on which Declaration determines that adequate investment opportunities for the Fund no longer are available; and (ii) May 15, 2010, or possibly earlier if a Key Person Event occurs (the “Reinvestment Period”).

Declaration does not intend to cause the Fund to make any distributions during the Reinvestment Period.

Key Person Event
A “Key Person Event” will occur if:  (a) James E. Shallcross, and (b) any two of William P. Callan, Jr., Peter M. Farley and Bond Griffin become permanently unavailable to manage the Fund’s portfolio by reason of their death, disability or cessation of employment by Declaration.  Declaration will deliver a written notice to all Limited Partners within ten business days after the occurrence of any Key Person Event.

If a Key Person Event occurs before the end of the Reinvestment Period, the Reinvestment Period will terminate immediately.
Distribution Period
The Fund will distribute current income, principal payments and sale proceeds, as received with respect to the Fund’s portfolio, from the end of the Reinvestment Period through May 15, 2013, subject to extension at the option of Declaration until May 15, 2014 (the “Distribution Period”).  Distributions may be made by Declaration, subject to the ultimate authority of the Board, at any time and from time to time during the Distribution Period.

Post-Distribution Period
Although the Fund will use reasonable best efforts to have distributed the proceeds of the Fund’s entire portfolio by the end of the Distribution Period, it is possible that the Fund will hold positions which can not be liquidated on economically viable terms by such date.

Any investments remaining in the Fund’s portfolio after the Distribution Period will be held by the Fund until liquidated or, following notice to the Partners, distributed to Partners in-kind.  The Fund will disburse the current income and principal payments generated by such investments as received, except that it may retain sufficient funds to pay its ongoing expenses.  After the Distribution Period, no Management Fee will be paid and any Carried Interest after the Distribution Period will be allocated to Declaration at the time that any distribution is made with respect to such investments.

Financial Terms
Management Fee
Monthly Management Fee
A monthly management fee (the “Management Fee”) is paid to Declaration by the Fund in arrears as of the end of each month.  The monthly Management Fee is 1/12 times a 1.50% annual rate times the aggregate Invested Capital of each Limited Partner.

Monthly Management Fee (cont.)	During the Reinvestment Period, Invested Capital will equal the aggregate Capital Contributions to the Fund.

During the Distribution Period, Invested Capital will be recalculated as of the end of each month, and will equal (a) the aggregate Capital Contributions to the Fund minus (b) the product of (1) distributions made to the Limited Partners and (2) the Adjustment Factor.

The Adjustment Factor is the ratio (expressed as a percentage not exceeding 100%) of (a) aggregate Invested Capital as of the end of the preceding month to (b) the Net Asset Value of the Fund as of the end of the preceding month.

The Adjustment Factor (combined with the recalculation described above) has the overall effect of reducing the base on which the Management Fee is calculated to reflect returns of capital to Limited Partners during the Distribution Period.

No Management Fee will apply after the end of the Distribution Period. Management Fees (as well as the Fund’s expenses) are paid from Capital Contributions and/or proceeds of Fund investments.
Distributions and Carried Interest
Distributions	The Fund will reinvest current cash flow, principal payments and sale proceeds through the end of the Reinvestment Period.

During the Distribution Period, all cash proceeds, as received by the Fund and subject to Reserves established by the Fund pursuant to the Limited Partnership Agreement and to the payment of Management Fees and expenses, will be allocated and distributed by the Fund to each Limited Partner, and to Declaration, in the following order of priority:

(a) Return of Capital.  First, 100% to such Limited Partner until such Limited Partner has received 100% of such Limited Partner’s Capital Contributions (irrespective of whether such Capital Contributions were used to make investments, pay Management Fees and expenses or any other purpose).

(b) Hard Hurdle Return:  100% to such Limited Partner, until such Limited Partner has received the Hard Hurdle Return with respect to all Capital Contributions, calculated from the time each such Capital Contribution was made through the date of each distribution; and

(c) Carried Interest: Thereafter, (i) 80% to such Limited Partner and (ii) 20% to Declaration (the “Carried Interest”).
The Hard Hurdle Return is 8%, compounded semi-annually.

Distributions (cont.)
There are no Carried Interest “catch up” payments in respect of the Hard Hurdle Return.  The Hard Hurdle Return reduces, solely for purposes of determining the Carried Interest, dollar-for-dollar the distributions deemed to be made to the Limited Partners (without, of course, in any respect reducing the distributions actually received by the Limited Partners).

The Carried Interest will be allocated (and subsequently distributed) by the Fund to Declaration as an allocable share of the Fund’s gains, not as a performance fee paid to a third party.

Distributions will be allocated among the Limited Partners pro rata in accordance with their respective Fund Percentages.  “Fund Percentage” means, with respect to each Limited Partner and each Valuation Date, the fraction the numerator of which is the Net Asset Value of such Limited Partner’s Capital Account as such Valuation Date and the denominator of which is the Net Asset Value of the Fund as of such Valuation Date, in each case determined with reduction for any Carried Interest not yet allocated.  The sum of all Fund Percentages determined as of any Valuation Date equals 100%.

Distributions to Declaration with respect to its Capital Contributions as general partner will be made 100% to Declaration.  Distributions to Declaration as a Limited Partner will be made in the same manner as to all other Limited Partners.

No distributions will be made by the Fund to cover any taxes due on Limited Partners’ investments in the Fund.
The Fund may retain sufficient funds to pay its expenses.

As a consequence of Rule 19b-1 under the 1940 Act, during any calendar year, the Fund generally will make only one distribution representing long-term capital gains, although the Fund during any calendar year may make more than one distribution representing a return of capital.

ALTHOUGH THE FUND WILL USE REASONABLE BEST EFFORTS TO MAKE ALL DISTRIBUTIONS IN CASH, THE BOARD HAS THE RIGHT TO CAUSE DISTRIBUTIONS TO BE MADE IN KIND, FOLLOWING NOTICE TO INVESTORS.

Distributions in kind will be allocated in the same manner as cash distributions.  The Carried Interest (if any) with respect to any distribution in kind shall be paid in-kind to Declaration (except as otherwise provided in the Limited Partnership Agreement).

Distributions (cont.)
Declaration will provide a general description of any investment assets to be distributed in kind by written notice at least ten business days prior to the Fund making such distribution in kind (an “In-Kind Distribution Notice”).  Within five business days of receiving an In-Kind Distribution Notice, a Limited Partner may instruct Declaration to promptly liquidate such investment assets on behalf of such Limited Partner.  Any liquidation of such investment assets will be at such Limited Partner’s sole risk and expense.  Declaration will not receive compensation for its duties in liquidating such investment assets.  See “Expenses; Management Fees; Distributions – Form of Distributions.”

General
Organizational and Offering Costs	The organizational costs of the Fund were paid by Declaration.

The offering costs of the Private Offering were paid by Declaration.  The costs of this Public Offering will be paid from its proceeds in an amount not greater than [  ]% of the Capital Contributions of investors in the Public Offering, with any remainder paid by Declaration.

Operating Expenses and Transaction Costs
The Fund pays its operating costs, which are significant, and which may include, without limitation, trading, financing, insurance, legal, accounting, auditing, reporting and filing costs, as well as the fees of the Fund’s Administrator/Custodian (as defined below), and also may include any extraordinary expenses and the fees and expenses of the Independent Directors.

The Fund also pays its transaction costs (e.g., “bid ask” spreads, brokerage commissions, etc.) in connection with the acquisition and disposition of its positions, as well as custodian fees for the Fund's assets.

Declaration does not use “soft dollar” arrangements. The Fund does not pay any internal operating costs of Declaration (e.g., salaries, bonuses or office rent).
Except as otherwise set forth in the Limited Partnership Agreement, all expenses borne by the Fund (including the Management Fee) are paid from available capital.
Valuation Considerations
Board Approval of Procedures	The Board has approved procedures pursuant to which the Fund’s investments are valued.

Uncertainty and Volatility of Valuations
The prevailing asset-backed and mortgage credit market conditions which create the mispricings on which the Fund seeks to capitalize also make it difficult to determine the realizable value of the Fund’s portfolio.  Although Declaration expects that third party valuations will be available for most of the Fund’s investments, that availability may change and require a material portion of those investments to be valued based on “manager marks,” “fair value adjustments,” models or theoretical values in accordance with the Board-approved valuation procedures.  Moreover, the market valuations provided by securities dealers may differ from the prices at which such dealers would be willing to trade.  Although valuation of the Fund’s investments will be in accordance with Board-approved procedures and subject to the Board’s review, the currently disrupted conditions of the asset-backed and mortgage credit markets in which the Fund trades materially increases the uncertainty of valuations.

General
Closed-End Structure
The Fund is a closed-end, non-diversified management investment company.  Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem or withdraw their investments.

Offices	The principal office of the Fund and Declaration is located at 1800 Tysons Boulevard, Suite 200, McLean, Virginia 22102, telephone: (703) 749-8283.
Fiscal Year	The Fiscal Year of the Fund ends on each December 31.
Tax Matters
The Fund intends to operate so that it will be treated as a partnership for federal income tax purposes and not as an association or a “publicly traded partnership” taxable as a corporation.  Accordingly, the Fund is not subject to federal income tax, and each Limited Partner is required to report on its own annual tax return such Limited Partner’s share of the Fund’s taxable income, gain, or loss.

No distributions will be made by the Fund to cover any taxes due on Limited Partners’ investments in the Fund.  Investors may not redeem capital from the Fund, and they must have other sources of capital available to them in order to pay such taxes.

Reports
The Administrator/Custodian (as defined below), with support from Declaration, sends to each Limited Partner, on a quarterly basis, a report on the Fund’s performance, investment activity and portfolio holdings and characteristics.  Such reports include market commentary from Declaration, as well as the Fund’s Net Asset Value, cumulative Capital Contributions, cumulative distributions, and, for each Limited Partner, its own Capital Contributions and distributions.

The Fund also makes quarterly holdings and semi-annual and annual report filings with the U.S. Securities and Exchange Commission (the “SEC”) as required by the 1940 Act.

Audited Financial Statements
Limited Partners will receive the audited annual financial statements of the Fund as soon as reasonably practicable following, and generally within 60 days of the end, of each Fiscal Year.  The Fund’s audited financial statements are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”).

Transfer
The Interests may be transferred only with the consent of the Board or Declaration as its delegate.  Such consent will be granted if transferee is an Eligible Investor and the transfer is permitted under applicable securities law restrictions, and the transfer will not result in the Fund constituting a publicly traded partnership for tax purposes.

Administrator/Custodian
Bank of America, N.A. (doing business as LaSalle Global Trust Services) is the Fund’s administrator and custodian (the “Administrator/Custodian”).

The Administrator/Custodian clears and settles all securities transactions and also serves as the custodian of the Fund’s assets.  All custodied assets are held in the name of the Fund. The Administrator/Custodian assists the Fund with day-to-day administrative matters and act as the Fund’s registrar and transfer agent.  The Fund pays customary fees and expenses to the Administrator/Custodian.

Auditors	PricewaterhouseCoopers LLP is the Fund’s independent registered public accounting firm.
[Distributor]
Interests in the Fund offered in this Public Offering are offered in the United States through [       ]. [          ] is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is a member of the Financial Industry Regulatory Authority, Inc.  The address of [         ] is [          ].

Counsel
Sidley Austin llp has acted as counsel for Declaration and the Fund in connection with the organization of the Fund and the preparation of this offering.  Sidley Austin LLP does not represent any prospective or existing investor in its capacity as such.

Prospective investors as a group have not been represented in negotiating the terms of the Fund. See “Legal and Accounting Matters.”
Suitability/Risk Factors
Suitability	Only persons who are Eligible Investors may invest in the Fund. See “Eligible Investors.”

The Fund — especially in light of the illiquidity of the Interests and the highly concentrated character of the Fund’s portfolio, focusing on mortgage-related credit markets — is a suitable holding only for a portion of the risk segment of an investor’s portfolio.

Certain Risk Factors	An investment in the Interests involves substantial risks and potential conflicts of interest.

Certain Risk Factors (cont.)
The Fund has been formed as a “special purpose vehicle” intended to invest so as to take advantage of the current disruptions in the mortgage credit markets.  The Fund’s concentrated portfolio objective may be fundamentally flawed; there may be no correction in the credit markets, the credit instruments acquired by the Fund may not be paid in accordance with their tenor and/or the credit market disruptions may worsen to the point that portfolio investments which Declaration analyzed as being materially undervalued when purchased decline in value from their purchase price or become worthless.

No redemptions may be made.  Limited Partners will receive a return of capital only at such times as the Board, or Declaration as its delegate, causes the Fund to make distributions.  Declaration may continue to reinvest the proceeds of the Fund’s investments during the Reinvestment Period and need not cause the Fund to be dissolved until its investments have been completely liquidated.

Limited Partners are committed to the Fund until its liquidation despite potentially material changes in the economic climate, the Fund, Declaration and/or their own financial condition and portfolio objectives.

Among the risks which prospective investors should note are the following:
• The Fund’s portfolio is not diversified; the Fund’s strategy focuses on the credit markets. These markets have recently been subject to significant disruptions.
• The undiversified character of the Fund’s portfolio can be expected to increase risk and volatility.
• The Fund’s portfolio primarily includes distressed credit investments with respect to which the timing and amount of principal and interest payments are uncertain.
• The fair value of certain of the Fund’s illiquid positions may be difficult to establish.
• The Fund’s portfolio has material exposure to interest-rate changes.
• The Fund may hold a number of investments which become involved in bankruptcy and insolvency proceedings.
• No redemptions may be made with respect to the Interests, and there will be no market for them.
• The Fund is subject to various conflicts of interest.
__________________________ See “Certain Risk Factors” and “Conflicts of Interest.”

No broker-dealer, salesperson, or other person is authorized to give an investor any information or to represent anything not contained in this Prospectus.  As a prospective investor, you must not rely on any unauthorized information or representations that anyone provides to you.  This Prospectus is an offer to sell or a solicitation of an offer to buy the securities it describes, but only under the circumstances and in jurisdictions where and to persons to which it is lawful to do so.  The information contained in this Prospectus is current only as of the date of this Prospectus.

The Interests are not listed on any securities exchange and it is not anticipated that a secondary market for the Interests will develop.  The Interests are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the Partnership Agreement of the Fund and in compliance with federal and state securities laws.  The Interests are not redeemable at an investor’s option nor are they exchangeable for interests of any other fund.  As a result, an investor may not be able to sell or otherwise liquidate its Interest.  The Interests are appropriate only for those investors who can tolerate a high degree of risk and do not require a liquid investment.

SUMMARY OF FUND EXPENSES

The following table summarizes the expenses of the Fund and is intended to assist Limited Partners and potential Limited Partners in understanding the various costs and expenses that they will bear, directly or indirectly, by investing in the Fund.  Each figure below relates to a percentage of the Fund’s average net asset value at month-end over the course of a year.

Annual Expenses (as a percentage of net assets attributable to the limited partnership interests of the Fund (the “Interests”))
Management Fees(1)	1.50%
Other Expenses*(2)	0.272%

Total Annual Expenses*	1.772%

*Based on the estimated Net Asset Value of the Fund as of March 31, 2009.
________________
(1)  Declaration (as defined below) will be paid an amount equal to 20% of any net gain on fund investments (the “Carried Interest”).  For tax purposes, the Carried Interest will be allocated (and subsequently distributed) by the Fund to Declaration as an allocable share of the Fund’s income and gains.  As a result, the Fund's income and gains allocated to the Limited Partners for tax purposes will be reduced by the amount of the Carried Interest.  Please see “Expenses; Management Fees; Distributions – Priority of Distributions” for a more complete description of the Carried Interest.

 (2)  Included in Other Expenses is an Administrative Services Fee of up to 0.07% of assets under management (which fee is allocated pro rata among the Limited Partners) payable to Bank of America, N.A. (doing business as LaSalle Global Trust Services), the Administrator/Custodian.  The table assumes the maximum Administrative Services Fee (i.e., the Fund has assets under management of $0 - $300,000,000) is charged.  The Fund is subject to an Administrative Services Fee in the amounts set forth below:

Assets under Management of the Fund	Administrative Services Fee
$0 - $300,000,000	0.07%
$300,000,001 or more	0.06%

The following hypothetical example is intended to compare the cost of investing in the Fund with the cost of investing in other funds.  The example assumes that all distributions are reinvested at net asset value and that the percentage amounts listed under annual expenses remain the same in the years shown.  The tables and the assumption in the hypothetical example of a 5% annual return are required by regulations of the SEC applicable to all investment companies; the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Interests.  The example reflects no allocation by the Fund to Declaration of the Carried Interest, since the assumed 5% annual returns is less than the Hard Hurdle Return as described in “Expenses; Management Fees; Distributions – Priority of Distributions.”  The Carried Interest depends on the Fund’s future net capital appreciation.

The following example should not be considered a representation of past or future expenses, because actual expenses may be greater or less than those shown.

Example

You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	1 YEAR $19	3 YEARS $59

FINANCIAL HIGHLIGHTS

The table below sets forth selected financial information that has been derived from the financial statements in the Fund’s Annual Report, for the fiscal year ended December 31, 2008.  The information in the table below has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm.  The report of the independent registered public accounting firm for the year ended December 31, 2008 is contained in the Fund’s Annual Report dated as of December 31, 2008, which is contained in the Fund’s Form N-CSR report as filed March 6, 2009.  The Fund’s Form N-CSR can be obtained free of charge on the SEC’s website (http://idea.sec.gov/).

Total return for the Limited Partners for the period May 16, 2008
(commencement of operations) through December 31, 2008	(18.19%)

Note:  Total return is calculated for the Limited Partner based on the timing of the capital contributions noted below and it is not annualized.  The Fund’s total return can vary depending on the timing of such contributions.  The above reflects a May 16, 2008, October 16, 2008, and November 20, 2008 contribution of 25%, 10%, and 10% of the committed capital respectively.

Ratios of total expenses and net investment income to average net assets are as follows:

Ratio of expenses to average Limited Partners' Capital (annualized)	2.19%
Ratio of net investment income to average Limited Partners' Capital (annualized)	4.20%

*Above ratios relate to all Limited Partners during the period May 16, 2008 through December 31, 2008.  Ratios per Limited Partner may vary slightly based on timing of contributions.

Details on Capital Contributions:**

Total Fund Commitments	$312,200,000
Capital Contributions	140,490,000
Net Asset Value	125,259,658
NAV as a percentage of Drawn Capital	89.16%

**NAV as a percentage of Capital Contributions (received as of December 31, 2008) disclosed above is used as a supportive ratio to the total return calculation.  Although the total return calculation does consider the timing of contributions, it does not consider the weight of those contributions.  For Limited Partners admitted to the Fund at its commencement, Net Asset Value as a percentage of Capital Contributions can be used to better understand the performance of the Fund based on Capital Contributions.  The performance of the Fund for Limited Partners admitted to the Fund subsequent to its commencement will be different due to the different timing of such Limited Partner’s Capital Contributions.

USE OF PROCEEDS

Proceeds from the sale of Interests are invested by the Fund in stressed, distressed and other undervalued mortgage-backed securities and related fixed-income assets.

THE FUND

The Fund is organized as a limited partnership under the laws of the State of Delaware and is expected be classified as a partnership for income tax purposes.

The beneficial interests in the Fund are divided into limited partnership interests.  The number of Interests in the Fund are unlimited.  Limited Partners have no preemptive or other rights to subscribe to any additional Interests or other securities issued by the Fund.  The minimum Capital Contribution of each Limited Partner to the capital of the Fund pursuant to this Public Offering is $[      ], although Declaration, in its discretion, may waive this minimum investment requirement.  The amount of the initial Capital Contribution of each Limited Partner is recorded on the books and records of the Fund upon acceptance as a contribution to the capital of the Fund.

The Fund shall be dissolved only upon the occurrence of one of the following events: (a) the withdrawal, bankruptcy, or dissolution of the last remaining general partner, unless the business of the Fund is continued within 90 days following the occurrence of such event by the vote or written consent of a majority (as defined in the 1940 Act) of the Fund Percentages; (b) upon the recommendation of the General Partner and the affirmative vote to dissolve the Fund by a majority of the Directors (including the vote of a majority of the Independent Directors); or (3) upon the failure of Partners to approve successor Directors at a meeting called by the General Partner in accordance with Section 2.10(c) of the Limited Partnership Agreement when no Director remains to continue the business of the Fund.

THE FUND’S INVESTMENT OBJECTIVE AND STRATEGIES

Investment Objective and Strategies

The Fund’s investment objective is to provide investors with attractive returns through long-biased opportunistic investing in stressed, distressed and other undervalued mortgage-backed securities and related fixed-income assets.  It is anticipated that the Fund’s returns (if any) will be captured through the cash flow generated by the securities it acquires at discounted prices and through capital appreciation.

Declaration employs a “bottom-up” approach to security selection, seeking to identify assets which may be acquired at prices below their intrinsic value. Declaration will acquire investments over a 12- to 24-month period, using analysis at the loan level and modeling the structural characteristics of each transaction. Declaration has a value orientation in security selection, seeking a margin of safety or cushion between likely, estimated performance expectations and extreme loss outcomes.  This value orientation is particularly applicable to the Fund, which has been formed to invest in an opportunity set characterized by material undervaluations of a number of credit instruments and is based on practical experience that quantitative models and base case loss and prepayment assumptions do not fully describe risk. In determining a reasonable purchase price for assets, Declaration will seek an expected return profile which should hold up to a margin of slippage in its loss forecasts.

The Fund is not diversified, but rather has been formed as a “special purpose vehicle” in an attempt to capitalize on mortgage credit market conditions that began in 2007 and that are ongoing as of the date of this Prospectus.  The Fund seeks to produce consistent absolute returns by applying an asset-

level bottom-up analysis combined with multiple stress scenario analysis to find value opportunities in mortgage credit markets.  Declaration believes that there are numerous opportunities in the mortgage credit markets that can allow the Fund to benefit from favorable changes in prepayment speeds, default rates and structural step-downs.

The Fund invests in debt securities that are sold at a discount, including non-investment grade and non-rated securities.  These investments consist primarily of residential mortgage-backed securities, commercial mortgage-backed securities, second lien loans and structured finance collateralized debt obligations, but also may include mortgage-related corporate credits and other mortgage-related investments.  The Fund also may employ interest rate and credit derivatives for risk mitigation.

The Fund may not incur any indebtedness for borrowed money.

An investment in the Interests is speculative and involves a high degree of risk.  The investment opportunity from which Declaration is seeking to profit in the currently disrupted credit markets also involves an unusually high degree of risk. There can be no assurance that the Fund will achieve its objectives.  Investors must be prepared to lose all or substantially all of their investment in the Interests.

Investment Guidelines

Declaration intends to adhere to the following investment guidelines, until the end of the Reinvestment Period, in implementing the Fund’s investment strategy:

a.	The Fund will not invest more than 5% of its Net Asset Value in any single position.

b.	The Fund may invest up to 100% of its Net Asset Value in residential mortgage-backed securities (“RMBS”).

c.	The Fund will not invest more than 35% of its Net Asset Value in commercial mortgage-backed securities (“CMBS”) and collateralized debt obligation (“CDO”) positions primarily backed by CMBS, combined.

d.
The Fund will not invest more than 25% of its Net Asset Value in structured finance CDOs primarily backed by RMBS, and will not invest in any structured finance CDO issue rated below Aa3/AA- at the time of its initial issuance.

e.	The Fund will not invest in long credit default swap (“CDS”) positions (i.e., the Fund will not enter into CDS as a seller of credit protection under CDS positions).

f.	The Fund will not invest more than 35% of its Net Asset Value in short credit positions; all short CDS positions will be entered into for risk mitigation purposes only.

g.	The Fund Fund will not invest more than 15% of its Net Asset Value in corporate credit instruments, each of which must be mortgage- or mortgage-industry related.

h.	The Fund will invest at least 80% of its assets, under normal circumstances, in mortgage-related investments and investments in the mortgage industry.

Compliance with the foregoing investment guidelines will be measured on the trade date of each new investment made after May 15, 2009 and before and on the end of the Reinvestment Period.  Market movements, distributions and other factors may result in the Fund’s portfolio exceeding any one or more of the foregoing limits at any given point in time.  Furthermore, due to the illiquidity of the Fund’s portfolio and difficulty in valuing its positions, allocations to specific holdings or sectors may from time to time exceed one or more of the foregoing guidelines.  Declaration will not be required to liquidate positions in order to bring the Fund’s portfolio into compliance with the foregoing limits.  In general, Declaration will not be liable for the Fund exceeding any one or more of the foregoing investment guidelines provided that Declaration has not acted in bad faith.

Other than the foregoing investment guidelines, Declaration will not be subject to any formal diversification requirements in investing the Fund’s portfolio.  Within the credit market sector, the Fund’s positions may be concentrated as to type of instrument, issuer, duration and any other dimension.

There can be no assurance that the investment objective of the Fund will be achieved, that its concentrated investment strategy will be successful or that the Fund will avoid substantial or total losses.

MANAGEMENT

The Board

Declaration has elected the Fund’s initial Board of Directors.  Under the Limited Partnership Agreement, the Board is responsible for monitoring and overseeing the Fund, to the fullest extent permitted by applicable law, and has the complete and exclusive authority to oversee and establish policies regarding the management, conduct and operation of the Fund’s business.  To the extent permitted by applicable law, the Board may delegate any of its rights, powers and authority to, among others, the officers of the Fund, Declaration or any committee of the Board.  The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the directors of an investment company registered under the 1940 Act.  The Directors, in their capacities as such, are not general partners of, or investment advisers to, the Fund.

At least a majority of the Board are and will be persons who are not “interested persons,” as defined in Section 2(a)(19) of the 1940 Act (the “Independent Directors”).  The current members of the Board are William P. Callan, Jr., William T. Lloyd, Paul F. Malvey and David Sislen.

William T. Lloyd is the founder and Managing Director of Coral Bay Capital LLC, which develops and implements growth strategies for mid-sized financial firms.  Prior to this position, he served as a Director and Research Portfolio Strategist at Bridgewater Associates, where he covered markets such as nominal and real bonds, currencies and equities for a global client base including pension funds, endowments and funds of funds. Mr. Lloyd has also served as Managing Director of Research and Director and Head of Markets Strategy and Credit Research at Barclays Capital and as Director of Portfolio Strategies at Credit Suisse First Boston.  Mr. Lloyd has a BA in Political Science from Union College and an MBA in Finance from Columbia University.

Paul F. Malvey served as the Director of the Office of Debt Management at the U.S. Treasury, where he was responsible for federal finance and debt management policy until retiring in 2003.  He has acted as an Emerging Market Development Consultant for international financial institutions, including the World Bank, the International Monetary Fund and the United National Development Program for the past 13 years.  From 2003 to 2006, Mr. Malvey was also a Financial Market Consultant at Barclays Capital for, among other things, inflation-linked securities and the U.S. agency securities markets.  Mr. Malvey has a BA in Mathematics from Merrimack College and an MA in Economics from the University of Notre Dame.

David Sislen is the founder and President of Bristol Capital Corporation, which owns and/or manages a portfolio of industrial and other real estate assets, as well as provides advisory services for distressed debt on commercial real estate assets.  Prior to founding Bristol Capital Corporation, Mr. Sislen was a Senior Vice President of CRI, Inc., where his responsibilities included development, acquisition and syndication of commercial real estate.  He is a Trustee Emeritus of The Edmund Burke School in Washington, D.C., a member of The President’s Council at Tulane University and an instructor at Johns Hopkins University’s Carey School of Business, where he teaches real estate finance.  Mr. Sislen has a BA in Economics from Tulane University and a MBA from the University of Chicago Graduate School of Business.

The biography of William P. Callan, Jr. appears below.

The Board’s operation and responsibilities are set forth in the Limited Partnership Agreement.

The Board will meet at least quarterly throughout the year to oversee the Fund’s business, review its performance and review the actions of Declaration.

Any Director may be removed with or without cause by a vote of a majority of the other Directors or by the majority vote (as defined in the 1940 Act), including by written consent, of the Limited Partners.

Officers

William P. Callan, Jr. is the President and Chief Executive Officer of the Fund.  Lester Guillard III is the Fund’s Vice President and Chief Financial Officer, James E. Shallcross is the Fund’s Chief Investment Officer, Carole R. Parker is the Fund’s Chief Compliance Officer, Edmund Price is the Fund’s Secretary and Scott Barnes is the Fund’s Controller and Assistant Secretary.  Biographies of these individuals appear below.

Declaration Management & Research LLC

Under the supervision of the Board, and pursuant to the Investment Advisory Agreement (defined below), Declaration Management & Research LLC, a Delaware limited liability company, serves as the Fund’s investment adviser.  Pursuant to the Limited Partnership Agreement, Declaration serves as the Fund’s general partner.  Declaration was established in 1989 and its offices are located at 1800 Tysons Boulevard, Suite 200, McLean, Virginia 22102.

As of December 31, 2008, Declaration had total assets under management of approximately $11.6 billion and had 42 employees.  Declaration is a registered investment adviser under the Advisers Act, and its most recent Form ADV Part I is publicly available.  Investors will receive separately copies of Declaration’s most recent Form ADV Part II from Declaration.

Declaration has made Capital Commitments and Capital Contributions to the Fund both as its general partner and as a Limited Partner.

Declaration is an indirect wholly-owned subsidiary of John Hancock Life Insurance Company (“John Hancock”).  John Hancock, an indirect wholly-owned subsidiary of Manulife Financial Corporation (“Manulife Financial”), is one of the largest life insurance companies in the United States. Founded in 1862, John Hancock offers a broad range of financial products and services, including whole life, term life, variable life, and universal life insurance, as well as college savings products, fixed and variable annuities, long-term care insurance, mutual funds and various forms of business insurance.

Manulife Financial is a leading Canadian-based financial services group serving millions of customers in 19 countries and territories worldwide.  Operating as Manulife Financial in Canada and Asia, and primarily through John Hancock in the United States, Manulife Financial offers clients a diverse range of financial protection products and wealth management services through its extensive network of employees, agents and distribution partners.  Funds under management by Manulife Financial and its subsidiaries were Cdn$404.5 billion as of December 31, 2008.

Biographies

Set forth below are the professional experiences of certain officers and employees of Declaration.  Such persons will not be engaged full time in the management of the Fund’s assets.  Such persons may not necessarily continue to be so employed during the entire term of the Investment Advisory Agreement or may not continue to perform services for Declaration under the Investment Advisory Agreement.  James E. Shallcross is the Fund’s portfolio manager and has day-to-day responsibility for management of the Fund’s portfolio.

The SAI provides additional information about the Portfolio Manager’s compensation, other accounts managed by the Portfolio Manager and discloses that the Portfolio Manager does not own any securities of the Fund.

William P. Callan, Jr.
President

Mr. Callan chairs Declaration’s Investment Committee, manages portfolios, oversees research and product development and is a firm principal.  He has been in the industry since 1984 and joined Declaration in 1989.  Previously, Mr. Callan worked for Merrill Lynch Capital Markets.  He has a BBA in Finance from the Bernard M. Baruch College of the City University of New York.

James E. Shallcross
Executive Vice President, Director of Portfolio Management

Mr. Shallcross oversees the management of all fixed-income portfolios, supervises the investment staff and is a firm principal. He is the lead portfolio manager for the Fund. He has been in the industry since 1986 and joined Declaration in 1991. Previously, Mr. Shallcross worked for Lehman Brothers and Stephenson & Co. He has a BSBA in Finance from the University of Denver and an MBA in Finance from New York University. Mr. Shallcross is a member of Declaration’s Investment Committee.

Michael E. Stern
Executive Vice President, Portfolio Management

Mr. Stern oversees all aspects of Declaration’s structured finance CDO products and funding programs and is a firm principal.  He joined Declaration in 1989.  He has a BS in Computer Science from Northwestern University.  Mr. Stern is a member of Declaration’s Investment Committee.  He is also a member of the ASF CDO Collateral Managers Subforum Steering Committee.

Peter M. Farley, CFA
Senior Vice President, Portfolio Management

Mr. Farley manages corporate credit, corporate synthetic CDO products, and oversees CMBS/CRE CDO trading and research.  He has been in the industry since 1995 and joined Declaration in 1996. Previously, Mr. Farley worked for GIT Investment Funds. He has a BA in Economics and Political

Science from the University of Connecticut and an MBA from The George Washington University.  Mr. Farley is a member of the CFA Institute and the Washington Society of Investment Analysts.  He is a member of Declaration’s Investment Committee.

Bond Griffin, CFA
Vice President, ABS Portfolio Management, Research and Trading

Mr. Griffin is responsible for security analysis and strategy development for ABS.  He has been in the industry since 2003 and joined Declaration in 2007.  Previously, Mr. Griffin worked for Hyperion Brookfield Asset Management.   He has an MS in Financial Engineering from Columbia University and a BS in Electrical Engineering from the University of California.  Mr. Griffin is a member of the CFA Institute.

Jennifer P. Bowers, CFA
Vice President, Portfolio Management

Ms. Bowers manages LIBOR Plus portfolios and trades ABS and CMOs.  She joined Declaration in 1993.  Ms. Bowers has a BS from Vanderbilt University. She is a member of the CFA Institute and the Washington Society of Investment Analysts.

Vivek Agrawal
Vice President, Investment Research

Mr. Agrawal conducts corporate bond analysis specializing in the financial sector, monitors existing exposures, and performs credit surveillance and relative valuation analysis.  He has been in the industry since 1996 and joined Declaration in 2004.  Previously, Mr. Agrawal worked for H.C. Wainwright & Co., BlueStone Capital Partners and Bank of America.  He has a BS in Finance from the University of Maryland and an MBA in Finance from Fordham University.

Joshua Kuhnert, CFA
AVP, Portfolio Management

Mr. Kuhnert is responsible for the enhancement of risk and pricing models used in synthetic CDO management.  He also assists with overall portfolio management and CMBS research. He has been in the industry since 2002.  Mr. Kuhnert previously worked for ASB Capital Management, Commonwealth Advisors and Tricon Energy.  He has an MS in Financial Engineering from Columbia University and a BA in Economics and Philosophy from Northwestern University.  Mr. Kuhnert is a member of the CFA Institute.

Yiyan Gao
AVP, Investment Research

Ms. Gao focuses on investment analytics and portfolio risk management with a special emphasis on quantitative analysis of mortgage-related ABS credit.  She joined Declaration in 2000.  Ms. Gao has an MS in Computer Science from the University of Maryland.

David Whitaker, CFA
AVP, Quantitative Research

Mr. Whitaker is responsible for constructing quantitative risk models, focusing on credit derivatives and structured products.  He has been in the industry since 1989 and joined Declaration in

2004.  Previously, Mr. Whitaker worked for Ned Davis Research, Mullin Consulting, Management Compensation Group and First Capital Life Insurance Company.  He has an MBA and MS in Computational Finance from Carnegie Mellon University (where he was a Henry Ford II Scholar) and a BA in Mathematics from the University of California.  Mr. Whitaker is a member of the CFA Institute.

Brad A. Murphy
AVP, Investment Research

Mr. Murphy conducts real estate-related ABS bond analysis, monitors existing exposures, and performs credit surveillance and relative valuation analysis.  He joined Declaration in 2003.  Previously, Mr. Murphy worked for Chevy Chase Bank as a risk analyst.  He has a BA in Economics from the University of Florida.

Lester Guillard III
Senior Vice President

Mr. Guillard is responsible for all product and investment operations and administration.  He has been in the industry since 1995 and joined Declaration in 1999.  Previously, Mr. Guillard worked for Daiwa Securities America and National Westminster Bank.  He has a BS from Drexel University.  He is a member of Declaration’s Investment Committee.

John W. Pluta, CFA
Senior Vice President, Client Service & Marketing

Mr. Pluta directs Declaration’s product development, marketing, sales and client service efforts.  He has 28 years of experience in institutional investment management product development and marketing with focus on fixed-income. Previously, Mr. Pluta worked for Equitable and the John Hancock Bond & Corporate Finance Group.  He holds a BA from the University of Michigan.  Mr. Pluta is a member of the CFA Institute.

Edmund Price
Senior Vice President & General Counsel

Mr. Price joined Declaration in 2006 following eight years in parent John Hancock’s Investment Law division.  He was formerly with Debevoise & Plimpton in Washington and London.  Mr. Price has a JD from The George Washington University and a BA from Colgate University.  Mr. Price is a member of the bars of New York and Massachusetts.

Carole R. Parker
Vice President, Compliance

Ms. Parker conducts compliance monitoring of client accounts as well as audit of internal controls and policies and procedures. She joined Declaration in 2003. Previously, Ms. Parker worked for Oxford Mortgage Securities Corporation and the JHM Group and has over 20 years experience in the mortgage securities industry. She is a Certified Compliance Specialist, National Regulatory Services, and is a member of the National Society of Compliance Professionals.

Scott Barnes
Vice President and Controller

Mr. Barnes is responsible for all financial reporting and analysis at Declaration and serves as the controller for various alternative products.  He joined Declaration in 2003.  Previously, Mr. Barnes worked for Virchow Krause & Company, a regional CPA firm in Chicago and at Hanley-Wood LLC, a business to business media and information company.  He obtained his CPA designation in 1996, and graduated from the University of Wisconsin with a BS in Accounting.

Key Person Event

A “Key Person Event” will occur if: (a) James E. Shallcross, and (b) any two of William P. Callan, Jr., Peter M. Farley and Bond Griffin become permanently unavailable to manage the Fund’s portfolio by reason of their death, disability or cessation of employment by Declaration.  The occurrence of a Key Person Event leads to, among other things, early termination of the Reinvestment Period.  See “Summary of Terms − Key Person Event.”

Standard of Liability and Indemnification

No Declaration Party or Director will be personally liable for the return or payment of all or any portion of the capital of or profits allocable to any Limited Partner, it being expressly agreed that any return of capital or payment of profits will be made solely from the assets of the Fund (which will not include any right of contribution from any Declaration Party).

No Declaration Party or Director will have any liability to the Fund, any Limited Partner or any former Limited Partner for: (i) any act performed, or the omission to perform any act, within the scope of the power and authority conferred on the Declaration as general partner by the Limited Partnership Agreement and/or by the Delaware Revised Uniform Limited Partnership Act, except by reason of acts or omissions of a Declaration Party Finally Determined to constitute fraud, willful misfeasance, bad faith, gross negligence or reckless disregard; (ii) the termination of the Fund and the Limited Partnership Agreement pursuant to the terms hereof; (iii) the performance by a Declaration Party of, or the omission by a Declaration Party to perform, any act which such Declaration Party reasonably believed to be consistent with the advice of attorneys, accountants or other professional advisers to the Fund or to such Declaration Party with respect to matters relating to the Fund; (iv) the conduct of any Person selected or engaged and monitored by such Declaration Party with due care; (v) any tax imposed on the Fund or the Limited Partners in any jurisdiction, or any costs incurred in respect of a tax audit or similar procedure; or (vi) any tax position taken by Declaration as general partner in good faith and which was not clearly contrary to Law when taken.

No Independent Director will have any liability to the Fund, Declaration as general partner, any Limited Partner or any former Limited Partner for conduct Finally Determined to have constituted a violation of Law, provided that such Independent Director reasonably believed such conduct to be lawful and in the interest of the Fund at the time of such conduct.

The Fund will indemnify, defend, and hold harmless each Declaration Party, the Directors and, as the General Partner may determine, the agents, advisors, and consultants of the Fund (each also an “Indemnified Party”), from and against any loss, cost, expense, liability, fees (including attorneys’ fees and expenses), and damages suffered or sustained by such Indemnified Party by reason of any acts or omissions, or alleged acts or omissions, arising out of the activities of an Indemnified Party, reasonably believed by such Indemnified Party to be on behalf of the Fund or in furtherance of the interests of the

Fund, provided that those acts or omissions are not Finally Determined to constitute conduct for which such Indemnified Party would be subject to liability under the standard of liability set forth above.

An Indemnified Party will be entitled to receive advances from the Fund to cover the cost of defending any claim or action against such Indemnified Party; provided, that such Indemnified Party enters into a written agreement that all such advances will be repaid to the Fund (without interest) if it is Finally Determined that such Indemnified Party is not entitled to indemnity and otherwise complies with the requirements of the 1940 Act.

The Investment Advisory Agreement

The Fund entered into an Amended and Restated Investment Advisory Agreement (the “Investment Advisory Agreement”) with Declaration as of November 17, 2008.  Under the Investment Advisory Agreement, the Fund has delegated to Declaration plenary authority over the investment and trading activities of the Fund, subject to the ultimate supervision of and subject to any policies established by the Board and the requirements of the 1940 Act.

Pursuant to the Investment Advisory Agreement, Declaration receives the Management Fee from the Fund.  Pursuant to the Limited Partnership Agreement, Declaration also is eligible to receive the Carried Interest.  For more information about the Management Fee and the Carried Interest, see “Expenses; Management Fees; Distributions.”

The Investment Advisory Agreement does not impose any specific obligations or requirements concerning the allocation of time, effort or investment opportunity by Declaration or its principals to the Fund.  Declaration is not obligated to devote any specific amount of time to the affairs of the Fund and does not accord exclusivity or priority to the Fund in the event of limited investment opportunities.

The Investment Advisory Agreement includes exculpation and indemnification provisions that are generally similar to those of the Limited Partnership Agreement (including with respect to the standard of liability).

The Investment Advisory Agreement has an initial term of two years, and will continue in effect year to year thereafter, but only so long as such continuance is specifically approved at least annually by the affirmative vote of: (i) a majority of the members of the Fund’s Independent Directors, cast in person at a meeting called for the purpose of voting on such approval; and (ii) a majority of the Board or the holders of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund.

The Investment Advisory Agreement may nevertheless be terminated at any time, on 60 days’ written notice, by the Fund’s Board, by vote of holders of a majority in interest of the Limited Partners, or by Declaration as investment adviser.

The Investment Advisory Agreement will also be terminated automatically in the event of its “assignment” within the meaning of the Advisers Act or the 1940 Act (unless consent to such assignment has been obtained).

The Limited Partnership Agreement requires Declaration, its affiliates and other Declaration clients to waive their respective voting rights regarding termination or continuance of the Investment Advisory Agreement and to agree that their Interests in the Fund will be voted in identical proportion as the other Limited Partners in respect of such matters submitted for a vote of Limited Partners.

In the event that notice has been given pursuant to the Investment Advisory Agreement that the Investment Advisory Agreement will be terminated or expire:

(a)
Declaration as general partner will undertake procedures to determine the Net Asset Value of the Fund as well as of each Partner’s Capital Account as of the date that the Investment Advisory Agreement is scheduled to terminate or expire (the “IAA End Date”).

(b)
Declaration as general partner and designees of the Board will prepare “issuer tender offer” materials under the 1940 Act and Rule 13e-4 under the Exchange Act in anticipation of the in-kind tender offer to be made to all Partners following the removal of Declaration as general partner on the IAA End Date (see below).

(c)
Declaration, as the Fund’s investment adviser, will continue to manage the Fund’s portfolio under the Investment Advisory Agreement giving due consideration to (among other things) its impending removal as investment adviser to and general partner of the Fund, payment to Declaration as general partner of the Carried Interest (as well as the balance of the general partner Capital Account) in cash as of the IAA End Date, and the in-kind tender offer to be made to all Partners following such removal (see below).

(d)
As of the IAA End Date, Declaration will be removed as the Fund’s general partner (except to the extent that it may be necessary for Declaration to remain in such capacity in order to prevent dissolution of the Fund so as to ensure that the procedures set forth below may be duly completed).

(e)
A Net Asset Value Carried Interest will be calculated with respect to each Limited Partner’s Capital Account as of the IAA End Date.  Such Net Asset Value Carried Interest will equal 20% of the excess of (i) the Net Asset Value of such Capital Account as of the IAA End Date, prior to deduction of the Net Asset Value Carried Interest being calculated, plus the aggregate distributions previously made with respect to such Capital Account, minus (ii) the aggregate Capital Contributions made to such Capital Account, plus the Hard Hurdle Return on such Capital Contributions through the IAA End Date.

(f)
The Net Asset Value Carried Interest, as determined above, as well as the Net Asset Value of the general partner Capital Account, will be paid out by the Fund to Declaration in cash on the IAA End Date.

(g)
The Board will cause the Fund to offer — within 25 days after the date that notice is given of the termination or expiration of the Investment Advisory Agreement — to repurchase all Interests held by Limited Partners in exchange for their respective Fund Percentages of the Fund’s investments in the tender offer.

(h)
Pursuant to the tender offer, each Limited Partner will have 25 days from its commencement to elect to participate, but only with respect to the entirety (not any portion thereof) of such Limited Partner’s Interest.

(i)	Upon conclusion of the tender offer, those Limited Partners which elected to participate will have distributions in kind (and partially in-cash if entirely in-kind.

(i)
distributions are infeasible) made to them equal to their respective Fund Percentages of the Fund’s investments, whereupon their Interests, Fund Percentages and Capital Contributions will be cancelled and they will no longer be Limited Partners.

Following the tender offer:

(a)
the Limited Partners which have not accepted the tender offer may, within 90 days of the IAA End Date, elect a replacement general partner, such election to require a majority (as defined in the 1940 Act) in interest of such Limited Partners; and

(b)
The Fund may enter into an investment advisory agreement with a successor investment adviser upon the affirmative vote of (i) a majority of the Fund’s Directors and a majority of the Fund’s Independent Directors, cast in person at a meeting called for the purpose of voting on such approval; and (ii) the holders of a majority (as defined in the 1940 Act) in interest of such Limited Partners;

provided, that: if no replacement general partner is appointed within 90 days following the IAA End Date, or if, prior to the expiration of such 90-day period Limited Partners holding a majority (as defined in the 1940 Act) in interest of such Limited Partners vote to dissolve the Fund, the Fund will be dissolved in such manner as the Board may determine.

EXPENSES; MANAGEMENT FEES; DISTRIBUTIONS

Expenses

Organization and Offering Costs

The organizational costs of the Fund were paid by Declaration.

The offering costs of the Private Offering were paid by Declaration.  The costs of this Public Offering will be paid from its proceeds in an amount not greater than [  ]% of the Capital Contributions of investors in the Public Offering, with any remainder.

Operating Expenses

The Fund pays its operating costs, which could be significant, and which include trading, financing, insurance, legal, accounting, auditing, reporting and filing costs, as well as the fees of the Administrator/Custodian, as well as any extraordinary expenses and the fees and expenses of the Independent Directors.

The Fund also pays its transaction costs (e.g., “bid ask” spreads, brokerage commissions, etc.) in connection with the acquisition and disposition of its positions, as well as custodian fees for the Fund's assets.

Declaration does not use “soft dollar” arrangements.  The Fund does not pay any internal operating costs of Declaration (e.g., salaries, bonuses or office rent).

Transaction Costs

The Fund pays its transaction costs (e.g., “bid ask” spreads, brokerage commissions, etc.).  The Fund’s level of trading and portfolio turnover is expected to be low, but may be high as compared to other fixed-income investment funds because of its focus on stressed and distressed mortgage investments.  Its transaction costs may include, but are not limited to, due diligence expenses, legal fees, tax expenses, appraisal expenses, consultants’ fees and “broken deal” costs.  Furthermore, the markets in which the Fund concentrates its trading are less efficient than other fixed-income markets, so that “bid ask” spreads tend to be wider and transaction costs higher.

Monthly Management Fees

The Management Fee is paid to Declaration by the Fund in arrears as of the end of each month.  The monthly Management Fee is 1/12 times a 1.50% annual rate times of the aggregate Invested Capital of each Limited Partner.

During the Reinvestment Period, Invested Capital will equal the aggregate Capital Contributions to the Fund.

During the Distribution Period, Invested Capital will be recalculated as of the end of each month, and will equal (a) the aggregate Capital Contributions to the Fund minus (b) the product of (1) distributions made to investors in the Fund and (2) the Adjustment Factor.

The Adjustment Factor is the ratio (expressed as a percentage not exceeding 100%) of (a) aggregate Invested Capital as of the end of the preceding month to (b) the Net Asset Value of the Fund as of the end of the preceding month.

The Adjustment Factor (combined with the recalculation described above) has the overall effect of reducing the base on which the Management Fee is calculated to reflect returns of capital to Limited Partners during the Distribution Period.

No Management Fee will apply after the end of the Distribution Period.

Management Fees (as well as the Fund’s expenses) are paid from Capital Contributions and/or proceeds of Fund investments.

Distributions

The timing of the distributions made by the Fund will be uncertain.  This is particularly true because of the unpredictability of the credit markets under current circumstances, as well as the esoteric features of credit instruments which Declaration will acquire for the Fund.  Declaration intends to reinvest, rather than distribute, the proceeds of the Fund’s investments for as long as Declaration believes that it is able to identify market opportunities but in no event may reinvestments be made after May 15, 2010.

Distributions will be allocated among the Limited Partners in accordance with their respective Fund Percentages.  “Fund Percentage” means, with respect to each Limited Partner and each Valuation Date, the fraction the numerator of which is the Net Asset Value of such Limited Partner’s Capital Account as such Valuation Date and the denominator of which is the Net Asset Value of the Fund as of such Valuation Date, in each case determined with reduction for any Carried Interest not yet allocated.  The sum of all Fund Percentages determined as of any Valuation Date will equal 100%.

Distributions to Declaration with respect to its Capital Contributions as general partner will be made 100% to Declaration.  Distributions to Declaration as a Limited Partner will be made in the same manner as to all other Limited Partners.

No distributions will be made by the Fund to cover any taxes due on Limited Partners’ investments in the Fund.

The Fund may retain sufficient funds to pay its expenses.

As a consequence of Rule 19b-1 under the 1940 Act, during any calendar year, the Fund generally will make only one distribution representing long-term capital gains, although the Fund during any calendar year may make more than one distribution representing a return of capital.

Form of Distributions

The Fund will use reasonable best efforts to make all distributions in cash and to have distributed the proceeds of the Fund’s entire portfolio by the end of the Distribution Period.  Distributions in kind will be allocated in the same manner and according to the same priority as cash distributions.  The Carried Interest (if any) with respect to any distribution in kind will be paid in kind to Declaration, except as otherwise provided in connection with termination or expiration of the Investment Advisory Agreement.  See “Management – The Investment Advisory Agreement.”

Declaration will provide a general description of any investment assets to be distributed in kind by written notice at least ten business days’ prior to the Fund making such distribution in kind (an “In-Kind Distribution Notice”).  If, within five business days of delivery to it of an In-Kind Distribution Notice, a Limited Partner instructs Declaration to liquidate such investment assets, Declaration (acting in its own capacity and not as general partner or investment adviser) shall use commercially reasonable efforts on behalf of such Limited Partner to promptly liquidate such investment assets for maximum cash proceeds.  The Limited Partnership Agreement provides that the Limited Partner and Declaration acknowledge and agree that: (i) any liquidation of investment assets distributed in kind will be at such Limited Partner’s sole risk and expense; (ii) the manner of such liquidation will be at Declaration’s sole discretion, provided that any sale of such investment assets to any Declaration Party or client will require prior written consent of the Limited Partner; (iii) Declaration will make no representation regarding the time required to fully liquidate such investment assets; (iv) the net cash proceeds of such liquidation may be nominal or substantially lower than the value that may be realized were such Limited Partner to retain such investment assets; (v) Declaration will not receive compensation for its duties in liquidating such investment assets; (vi) the net cash proceeds of such liquidation will not constitute Available Capital; and (vii) Declaration will have no such liquidation duties on or after the IAA End Date.

In the event that the Fund continues to hold illiquid positions at the end of the Distribution Period, the Fund will not charge a Management Fee and will continue to hold such positions until liquidated or distributed to Limited Partners in kind.  The procedures described in the foregoing paragraph will apply with respect to any such distribution in kind.  The Fund will disburse the current income and principal payments generated by such investments as received.  The Fund will not be subject to any Management Fee after the end of the Distribution Period, but the Fund may reserve sufficient funds to pay the ongoing expenses of the Fund.  The Carried Interest, if any, after the Distribution Period will be allocated to Declaration at the time that any distribution (whether cash or in kind) is made with respect to such investments.

No Tax Distributions; Possibility of Material Current Tax

An investment in the Fund is likely (if the Fund is successful) to generate significant tax liabilities for the Limited Partners.  However, no distributions will be made by the Fund to cover any taxes due on Limited Partners’ investments in the Fund.  Investors may not redeem capital from the Fund, and they must have other sources of capital available to them in order to pay such taxes.

Priority of Distributions

During the Distribution Period, all cash proceeds, as received by the Fund and subject to Reserves established by the Fund pursuant to the Limited Partnership Agreement and to the payment of Management Fees and expenses, will be allocated and distributed by the Fund to each Limited Partner and Declaration, in the following order of priority:

a.           First, 100% to such Limited Partner until such Limited Partner has received 100% of such Limited Partner’s Capital Contributions (irrespective of whether such Capital Contributions were used to make investments, pay Management Fees and expenses or any other purpose);

b.           Second, 100% to such Limited Partner, until such Limited Partner has received the Hard Hurdle Return with respect to such Capital Contributions calculated from the time each such Capital Contribution was made through the date of each distribution;

c.           Third, Thereafter, (i) 80% to such Limited Partner, and (ii) 20% to Declaration.

The Hard Hurdle Return is 8%, compounded semi-annually.

There are no Carried Interest “catch up” payments in respect of the Hard Hurdle Return.  The Hard Hurdle Return reduces, solely for purposes of determining the Carried Interest, dollar-for-dollar the distributions deemed to be made to the Limited Partners (without, of course, in any respect reducing the distributions actually received by the Limited Partners).

The Carried Interest will be allocated (and subsequently distributed) by the Fund to Declaration as an allocable share of the Fund’s income and gains, not as a performance fee paid to a third party.  As a result, rather than Limited Partners being allocated 100% of the Fund’s income and gains and then receiving an ordinary deduction (i.e., a deduction which may be available to offset ordinary income as well as capital gain) for a 20% performance fee, Limited Partners will receive no deduction, but the income and gains allocated to them for tax purposes will be reduced by the amount of the Carried Interest.

CERTAIN RISK FACTORS

The Interests are highly speculative and illiquid securities involving substantial risk of loss.  The Fund is a concentrated “special purpose vehicle” investment formed in an effort to capitalize on a relatively narrow opportunity set in the credit markets.  The Interests are offered only to investors for which an investment in the Fund does not represent a complete investment program or a material portion of the risk segment of their portfolios and who fully understand and are capable of assuming the complex risks of an investment in the Fund, including the material difficulty in valuing certain of the Fund’s investments and the concentrated nature of its portfolio.  The following considerations, which do not purport to be a complete description of any of the particular risks referred to or a complete list of all risks involved in an investment in the Fund, should be carefully evaluated before determining whether to invest in the Fund.

General Risks

An investment in the Fund involves a high degree of risk.  There can be no assurance that the Fund will achieve its objective or avoid substantial or total loss, or that a Limited Partner will not lose all or substantially all of its investment.

The Fund trades and invests in credit instruments which Declaration believes are trading at a substantial discount to “fair value” (including expected cash flows) in large part due to the currently unsettled conditions in the credit markets.  Any strategy designed to profit from unusually depressed pricing in certain assets can involve an unusually high degree of risk as it is impossible to predict the resolution (if any) at which the markets will arrive for such unsettled circumstances.  A number of private investment funds and proprietary investors have incurred severe losses trading in credit markets, due to economic crises, retroactive taxation, governmental intervention in the markets and other factors.

Risk of Loss

The Fund may incur substantial or even total losses.

Concentrated Strategy

If a material number of the Fund’s holdings experience losses above those estimated by Declaration at their acquisition, then the Fund will not achieve its objective.  Unlike a fund implementing an ongoing trading strategy, the Fund is essentially making a single “bet” on a pool of illiquid credit instruments based on Declaration’s analysis that these securities are materially undervalued. See “Certain Risk Factors – Strategy Risks,” and “Certain Risk Factors – Certain Risks Associated With Trading and Investing Techniques.”

New Strategy

Declaration has not previously implemented a strategy as concentrated as that to be used for the Fund.

First Registered Investment Company Sponsored by Declaration

Declaration has not previously operated a registered investment company.  Doing so may involve operational difficulties and costs that are different from responsibilities that Declaration has assumed with respect to non-registered funds.

Interest-Rate Exposure

The Fund is exposed to interest rate risk in several dimensions.  Many debt instruments are subject to declines in value if interest rates increase, while others may decline in value as interest rates decrease.  In the case of the credit instruments acquired by the Fund, there is the further concern that the likelihood of default on the mortgages, leases, etc. increases when interest rates rise.  Also, the likelihood of mortgage refinancings and prepayments diminishes as interest rates rise, increasing the duration of the asset-backed securities held by the Fund, further decreasing their value as well as their sensitivity to further interest-rate rises and potential defaults.  See “Certain Risk Factors – Certain Risks Associated With Instruments Traded.”

Short Operating History

The Fund has a short operating history.

The Fund’s primary purpose is to acquire a portfolio of undervalued, illiquid mortgage credit instruments in markets that are currently disrupted or expected to exhibit disruption in the future.  It is possible that the Fund will be too late in deploying its capital, so that market opportunities may be contracted by the time it acquires its investments.  Conversely, it may be that the best market opportunities arise after the Fund’s capital has been fully invested.  The Fund is subject to a dimension of timing risk to which other Declaration clients are not, as they implement ongoing strategies rather than a strategy designed to take advantage of a single market opportunity.

Closed-End Fund; Limited Liquidity; Interests Not Listed

The Fund is a closed-end, non-diversified, management investment company designed primarily for long-term investment and is not intended to be a trading vehicle.  Investors should not invest in the Fund if they need a liquid investment.  Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their investment.  The Fund has been organized as a closed-end fund due, among other reasons, to the illiquid nature of the Fund’s investments.

The Fund does not intend to list its Interests for trading on any national securities exchange.  There is no secondary trading market for the Interests, and none is expected to develop.  The Interests are, therefore, not readily marketable.  Because the Fund is a closed-end investment company, its Interests are not redeemable at the option of Limited Partners, and they are not exchangeable for interests of any other fund.  In addition, the Interests may not be transferred without first obtaining the consent of Declaration, which will be granted if the transferee is an Eligible Investor, the Transfer is permitted under applicable securities law restrictions and the transfer will not result in the Fund constituting a publicly traded partnership taxable as a corporation for tax purposes.  As a result, the Interests are considerably less liquid than shares of funds that trade on a stock exchange, or shares of open-end investment companies.

An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Interests and the underlying investments of the Fund.  Also, because the Interests are not listed on any securities exchange, the Fund is not required, and does not intend, to hold annual meetings of its Limited Partners.

The Companion Fund

The Companion Fund invests, to the extent reasonably practicable, proportionately in the same investments as the Fund after receiving its first capital contributions (depending upon, among other things, the relative timing of the respective draw periods and reinvestment periods).  However, under certain circumstances, the Fund and the Companion Fund (or any other Co-Investment Vehicle) will trade separately and may be subject to different regulatory constraints, investment restrictions and other considerations, potentially leading to performance differences between the two funds (or any other Co-Investment Vehicles).  Furthermore, the Companion Fund did not participate in investments made by the Fund before the Companion Fund received its first capital contributions.

Non-Diversified Status Under the 1940 Act

The Fund is a “non-diversified” investment company.  Thus, there are no limitations imposed by the 1940 Act on the percentage of the Fund’s assets that may be invested in the securities of any one issuer.  Moreover, the Fund is subject to only the limited investment guidelines described under “The Fund’s Investment Objective and Strategies — Investment Guidelines.”  This may result in the Fund’s investment portfolio being more susceptible to a single economic, political, or regulatory occurrence than would be the case if the Fund were operated as a diversified investment company.

Counterparties and Brokers

The financial institutions and counterparties, including banks and brokerage firms, with which the Fund trades or invests, may encounter financial difficulties and default on their respective obligations to the Fund.  Any such default could result in material losses to the Fund.  The unsettled credit markets, have, in fact, called into question the financial stability of a number of established counterparties and brokers.  Even if the Fund does not actually lose capital on deposit with a given broker or counterparty, financial difficulties incurred by such entity could cause material losses to the Fund by impeding the Fund’s ability to execute the transactions necessary to limit losses or capitalize on market opportunities.

Bankruptcy and Insolvency

Due to the severely depressed conditions in the mortgage market, the default rate on the mortgages underlying many of the securities acquired by the Fund has risen dramatically.  The Fund may invest in mortgage- or mortgage-industry related corporate credit instruments which Declaration believes to be undervalued, such undervaluation resulting directly from the volatile illiquidity of the credit markets.  The Fund will not be able to liquidate its positions on an economically viable basis until market conditions improve.

It is not possible to predict when, if ever, the mortgage market will return to historical default rates.

Custody Risk

The Fund typically will not control the custodianship of all of its securities.  The securities and other assets of the Fund may be held by a number of qualified custodians.  The banks selected to act as custodians may become insolvent, causing the Fund to lose all or a portion of its assets held by those parties.  The bankruptcy of Refco LLC and the related customer losses have indicated that even funds which investors may have believed were subject to regulatory protection may be subject to the insolvency of the dealers or counterparties with which such funds are maintained.  Furthermore, recent apparently significant losses incurred by many investment funds in relation to the bankruptcy and/or administration of Lehman Brothers Holdings Inc. and its affiliates illustrate the risks incurred in both derivatives trading and custody/brokerage arrangements.

A portion of the Fund’s assets may be privately issued and/or uncertificated for which there is no qualified custodian (for example, loans).  Such assets will be held in the name of the Fund, but will not be held by a qualified custodian.

Reliance on Corporate Management and Financial Reporting

The Fund may trade corporate debt instruments and asset-backed securities (“ABS”), RMBS, CMBS and CDS.  Declaration may select investments for the Fund in part on the basis of information and data filed by issuers of securities with various government regulators or made directly available to Declaration by the issuers of securities or through sources other than the issuers such as collateral pool servicers. Although Declaration evaluates all such information and data and seeks independent corroboration when it considers it appropriate and reasonably available, Declaration is not in a position to confirm the completeness, genuineness or accuracy of such information and data, and in some cases, complete and accurate information is not readily available.  Declaration is dependent upon the integrity of the management of these issuers and of such servicers and the financial and collateral performance reporting processes in general.  Recent events have demonstrated the material losses which investors such as the Fund can incur as a result of corporate mismanagement, fraud and accounting irregularities.

Declaration has no ability independently to verify the underwriting standard applied to the mortgage loans underlying the securities which the Fund has acquired or will acquire.  One of the primary causes of the current disruption in the credit markets has been the realization that the underwriting standards applied to sub-prime and Alt-A mortgages appear to have been in many cases inadequate.

Unspecified Use of Capital Contributions

The Capital Contributions are intended to be used for investments which are selected by Declaration.  Limited Partners will not have an opportunity to evaluate for themselves the relevant economic, financial or other information regarding the investments made by the Fund.

Intense and Focused Competition

Numerous institutional investors as well as private investment funds have recognized the potential opportunities created by the current dislocations in the credit markets and have formed “special purpose vehicles” similar to the Fund in an effort to capitalize on such dislocations.  Many of these investors and funds have resources substantially in excess of those available to the Fund and also have already been formed and so have the advantage of being in the market before the Fund.  There can be no assurance that the Fund will be able to compete successfully with such investors or funds, or that the Fund will have access to sufficient investment opportunities as it deploys capital.

Capital Deployment Risk

The Fund’s primary purpose is to acquire a portfolio of undervalued, illiquid mortgage credit instruments in markets that are currently disrupted or expected to exhibit disruption in the future.  It is possible that the Fund will be too late in deploying its capital, so that market opportunities may be contracted by the time it acquires its investments.  Conversely, it may be that the best market opportunities arise after the Fund’s capital has been fully invested.  The Fund is subject to a dimension of timing risk to which other Declaration clients are not, as they implement ongoing strategies rather than a strategy designed to take advantage of a single market opportunity.

Changing Market Conditions

The current dislocations in the credit markets may be short-lived, and the Fund may not be able to become fully invested before the dislocations are resolved.

Limited Partners are committed to the Fund until its liquidation despite potentially material changes in the economic climate, the Fund, Declaration and/or their own financial condition and portfolio objectives.

Credit Market Risks

Market Risks in General

The Fund has been formed in an attempt to take advantage of dislocations in the credit markets stemming from a number of factors, including the increasing delinquency rate on many types of mortgage loans.  The credit market dislocations have led to otherwise highly-rated debt instruments becoming substantially unmarketable and a general contraction in the amount of new credit available for a wide range of otherwise highly regarded borrowers.

Declaration attempts to acquire credit instruments trading at a significant discount to their intrinsic value.  If such cash flows are not, in fact, realized due to defaults in the underlying mortgages, the Fund’s strategy will fail.

Investing in disrupted markets is premised on the view that eventually markets will return to what had previously been the norm.   There can be no assurance, however, that a fundamental change has not occurred in the credit markets so that the positions acquired by the Fund at what it believes to be a material discount to fair value are in fact worth no more (and, possibly, substantially less) than the value at which the Fund acquires such positions.

The identification of attractive investment opportunities in disrupted credit markets is difficult and involves a significant degree of uncertainty.  The credit markets are, in general, highly susceptible to interest-rate movements, government interference, economic news, and investor sentiment.  There was significant volatility in the credit markets in 2007-2009, and such volatility is expected to continue.  During periods of “credit squeezes” or “flights to quality,” the market for credit instruments other than U.S. Treasury bills can become substantially reduced.

Lack of Liquidity

The Fund’s portfolio is and will remain illiquid.  Lack of liquidity can make it economically unfeasible for the Fund to recognize profits on open positions or to close out open positions against which the market is moving.  In addition, illiquidity can disrupt the historical price relationships on which certain of the Fund’s strategies are based; the fewer transactions that take place the greater the risk of market values not reflecting true pricing relationships or fair value.  Lack of liquidity also increases valuation risk.

Positions with No Readily Available Value

The Fund’s positions will be acquired because Declaration believes that the market value for any such position is materially less than its intrinsic value.  Valuation of some of these positions will necessarily be based on Declaration’s estimates and models and may prove to be materially inaccurate.  If the credit instruments acquired by the Fund are not, in fact, paid in accordance with their tenor, the Fund could sustain material losses.

Investing in Market Disruptions

The Fund’s plan of operation is to invest in the credit markets, which are currently disrupted and in a state of distress.  This is a high-risk strategy because, by definition, the markets in which the Fund invests are not operating in a manner consistent with traditional trading patterns.  The risk of loss from pricing distortions is compounded by the fact that in disrupted markets many positions become illiquid.

Market disruptions caused by unexpected natural catastrophes, political, military and terrorist events may from time to time cause dramatic losses for the Fund, and such events can result in otherwise historically low-risk strategies performing with unprecedented volatility and risk.

The high-risk nature of the Fund’s portfolio makes the Fund particularly vulnerable to market disruptions as well as major investor migration trends away from entering emerging markets to “quality” instruments. During periods of market disruption, investments in the credit markets have historically and are likely again to incur major losses.

Strategy Risks

Concentrated Strategy

The Fund has been formed to take advantage of the current dislocation in the mortgage credit markets by acquiring materially undervalued debt instruments which have the potential to generate attractive cash flow from interest and/or return of principal.  The Fund’s success will be determined primarily by Declaration’s ability to identify these instruments and the soundness of Declaration’s presumption that such instruments will generate attractive cash flow relative to their credit risks.

This core strategy — given its singleness of purpose — is subject to an unusually high degree of risk and may be fundamentally flawed.  For example, the most desirable positions may already have been acquired by the Fund’s competitors.

High or Increasing Loan-to-Value Ratio May Impact RMBS Loss and Delinquency Rates More than Loans Originated Under More Traditional Standards

The underwriting guidelines pursuant to which the RMBS were originated do not prohibit a borrower from obtaining, at the time of origination of the first-lien mortgage loan, additional financing which is subordinate to that first-lien mortgage loan.  High loan-to-value ratios may make it more difficult for a borrower to make payments under the related mortgage loans.  Additionally, values of mortgaged properties may decrease from the time that the mortgage loan is originated, resulting in a higher loan-to-value ratio.  A decrease in the value of the mortgaged property may limit the borrower’s ability to refinance the mortgage loan which in turn, may lead to a default on the mortgage loan.  In either case, the high loan-to-value ratios may have a greater effect on the delinquency, foreclosure, bankruptcy and loss experience of the mortgage loans in the mortgage pool than on mortgage loans originated in a more traditional manner.  Declaration cannot be certain that the values of the related mortgaged properties have remained or will remain at the levels in effect on the dates of origination of the related mortgage loans.

Recent Developments in the Residential Mortgage Market

There have been and continue to be severe disruptions in the mortgage market in the United States. The bulk of mortgages originated in recent years were sold to the capital markets through securitizations, resulting in the originators of these mortgages transferring the originators’ exposure to the credit risk of the mortgage borrowers to the investors in these securitizations.  As a result, it is reasonable to assume that the originators could have financial incentives to maximize the amount of loans originated irrespective of the credit quality of the borrowers.

The delinquency rate on many types of mortgage loans has risen over the past year or more, a trend which may be expected to continue as the general rise in housing prices in the 2000-2005 period continues to flatten or reverse, reducing the incentives of the borrowers (especially non-resident borrowers who acquired the properties subject to mortgage as a speculation) to pay their mortgages as due.  Mortgage securitizations typically issue a number of tranches of debt, certain of which become impaired at a relatively low default rate on the underlying pool of mortgages.  A significant amount of mortgage securitization debt currently is trading at well below face value.

Another factor that may result in higher delinquency rates and losses in the future is the increase in monthly payments on adjustable rate mortgage loans.  Borrowers with adjustable rate mortgage loans are being exposed to increased monthly payments when the related mortgage interest rate adjusts upward from the initial fixed rate or a low introductory rate, as applicable, to the rate computed in accordance with the applicable index and margin.  This increase in borrowers’ monthly payments, together with any increase in prevailing market interest rates, may result in significantly increased monthly payments for borrowers with adjustable rate mortgage loans.

Borrowers seeking to avoid these increased monthly payments by refinancing their mortgage loans may no longer be able to find available replacement loans at comparably low interest rates.  A decline in housing prices may also leave borrowers with insufficient equity in their homes to permit them to refinance, and in addition, many mortgage loans have prepayment premiums that inhibit refinancing.  Furthermore, borrowers who intend to sell their homes on or before the expiration of the fixed rate periods on their mortgage loans may find that they cannot sell their properties for an amount equal to or greater than the unpaid principal balance of their loans.  These events, alone or in combination, may contribute to higher delinquency rates and losses.

In addition, numerous residential mortgage loan originators have recently experienced serious financial difficulties and, in some cases, bankruptcy.

Recent Legal and Regulatory Developments in the Mortgage Market

Several laws, regulations and rules currently impose certain requirements on lenders and servicers of loans.  On the basis of such provisions, enforcement actions and other litigation have been brought against some mortgage lenders and servicers, resulting in requirements and an environment that may make it more difficult for creditors to collect or foreclose on mortgages in their portfolios.  In addition, numerous laws, regulations and rules related to the servicing of mortgage loans, including foreclosure actions, have been proposed and/or enacted recently by federal, state and local governmental authorities.  This enforcement action and litigation, and these laws, regulations and rules, may delay the foreclosure process, reduce payments by borrowers or increase reimbursable servicing expenses. The Fund and similarly-situated investors in RMBS and CDOs backed by RMBS will bear the risk that these enforcement actions and litigation, and these regulatory developments, the ultimate effect of which are unknown, will result in losses on their investments.  Furthermore, if governmental initiatives successfully  reinvigorate the credit markets, the investment opportunities available to the Fund may be substantially diminished.

In September 2008, the U.S. Department of the Treasury announced a plan to prevent the failure of the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”), two of the largest purchasers of mortgages in the secondary market.  This plan, among other things, appointed the Federal Housing Finance Agency (“FHFA”) as conservator of both companies, required the companies to shrink their mortgage portfolios beginning in 2010 and made funds available to backstop their capital shortfalls.

The federal Emergency Economic Stabilization Act, enacted in October 2008, requires the U.S. Secretary of the Treasury and certain other Federal agencies, to the extent they buy troubled residential real estate assets with funds made available to them by the law, to implement plans to maximize assistance to homeowners and encourage servicers of mortgages and RMBS collateral to minimize foreclosures.  The law also requires the Secretary of the Treasury in certain circumstances to consent to residential mortgage loan modifications, including term extensions, rate reductions and principal write downs and to use loan guarantees and credit enhancements to facilitate such modifications. Furthermore, other provisions of the law encourage servicers of RMBS collateral to consider proposals for reasonable loss mitigation actions, which may include accepting partial payments.

Also in October 2008, the FHFA issued a rule (amended in January 2009) allowing Federal Home Loan Banks temporarily to use certain funds toward the refinancing of eligible mortgages through the HOPE for Homeowners Program.  That program allows Federal Housing Authority-approved lenders to refinance eligible loans to qualify for FHA insurance.

On March 4, 2009, the Secretary of the Treasury announced the Making Home Affordable Program (“MHA Program”) to encourage refinancing and modifications of qualifying residential mortgage loans held by Fannie Mae and Freddie Mac.  When a residential mortgage is at risk of imminent default, the MHA Program contemplates an interest rate reduction and, potentially, re-amortization, forbearance, or forgiveness of a portion of the principal amount due to reach a target debt-to-income ratio.

Under the Term Asset-Backed Securities Loan Facility (“TALF”), launched by the U.S. Department of the Treasury and the Federal Reserve Board in March 2009, the Federal Reserve Bank of New York will make non-recourse loans available to eligible borrowers to enable them to purchase certain asset-backed securities.  Hedge funds, private equity funds, mutual funds and other investment vehicles may borrow under the TALF provided that they satisfy borrower eligibility requirements.  Also, the Federal Reserve Board very recently announced it may expand the eligible TALF securities to include CMBS, private-label RMBS and other securities.  While Declaration does not currently anticipate that TALF borrowers will compete for the stressed, distressed and other undervalued mortgage-backed securities and related fixed-income assets sought by the Fund, this could happen if and when the TALF program is revised.

Furthermore, legislation in the U.S. House and Senate would permit bankruptcy court modification of primary residence mortgage loans as part of debtor bankruptcy plans.  Referred to as “cram-down” legislation, it would allow bankruptcy plans that (i) limit debtor payments to the amount of allowed secured claims, (ii) prohibit, reduce or delay interest rate adjustments, (iii) extend loan maturity dates; and (iv) impose fixed interest rates plus a “reasonable” risk premium.  In addition, the legislation would permit disallowance of certain lender claims against borrowers.  This legislation passed the House in early March 2009 after being revised to limit its application to existing mortgages, require that debtors first attempt to modify their mortgages directly with their lenders before obtaining court relief, and allow lenders to recoup some losses from loan write-downs with respect to homes later sold at a profit.  It is currently unclear how this legislation will variously affect the holders of senior and subordinated tranches of RMBS.

Limited Liquidity in the Secondary Markets

The mortgage securities markets are currently experiencing unprecedented disruptions resulting from reduced investor demand for mortgage loans and mortgage-backed securities and increased investor yield requirements for those loans and securities.  As a result, the secondary market for mortgage-backed securities is experiencing extremely limited liquidity.  These conditions may continue or worsen in the future.

If only a portion of issued securities has been sold to the public, the market for such securities may be illiquid because of the small amount of such securities held by the public.  In addition, the market overhang created by the existence of securities that the market is aware may be sold to the public in the near future could adversely affect the Fund’s ability to sell and/or the price such securities.

Mortgage securities market illiquidity may make the analysis of issuer and servicer credit-worthiness problematic.  For example, many highly rated issuers depend on the mortgage securities  markets to finance, at short-term rates, their longer-term debt obligations.  Ordinarily, this is a routine and on-going refinancing process.  However, poor performance of subprime home equity loans has led to market turmoil and has resulted in price volatility and ratings downgrades, which are expected to continue for some time.  Even more difficult to assess is the credit worthiness and viability of servicers in the mortgage securities markets.  Illiquidity and unpredictability in these markets make it difficult to determine whether such servicers have sufficient capital and adequate staffing levels to fulfill their servicing obligations and the extent to which such servicers are subject to regulatory risks and risk of error.  In addition, a credit event at or other failure by a servicer could result in losses to the Fund.

Issuer-Specific Risk

The Fund acquires debt securities issued by particular special purchase vehicles and other companies.  As such, the Fund is exposed not only to the risk of the mortgage credit markets in general not recovering but of the specific issuers whose securities the Fund acquires defaulting.  Even though the basic premise of Declaration in forming the Fund as a “special purpose vehicle” to invest in undervalued debt may be sound, the Fund may eventually incur material losses as well as underperform other funds formed for the same purpose due to Declaration’s issuer-specific securities selection.

Potential for Insufficient Investment Opportunities

Declaration may not be able to secure a sufficient number of investment opportunities to use the full amount of the Capital Contributions from this Public Offering.  The activity of identifying, completing and realizing attractive investments on a global basis is competitive and involves a high degree of uncertainty.  The availability of investment opportunities generally will be subject to market conditions as well as to the prevailing regulatory and political climate.

Projections

The Fund may make investments relying upon projections developed by Declaration concerning a given credit instrument’s future performance and cash flow.  Projections are inherently uncertain and subject to factors beyond the control of Declaration and the issuer in question.  The inaccuracy of certain assumptions, the failure to satisfy certain financial requirements and the occurrence of unforeseen events could impair the ability of a portfolio company to realize projected values and/or cash flow.

Expedited Transactions

Investment analyses and decisions by Declaration will often be undertaken on an expedited basis in order for the Fund to take advantage of investment opportunities.  In such cases, the information available to the firm at the time of an investment decision may be limited, and the firm may not have access to the detailed information necessary for a full evaluation of the investment opportunity.  In addition, the financial information available to Declaration may not be accurate or based upon accepted accounting methods.

Discretionary Aspects of Declaration’s Strategies

While Declaration makes use of quantitative analysis and computer models to assist its trading, its portfolio managers rely heavily on their market judgment and experience in investing the Fund’s portfolio.  Their discretionary trading decisions may be less disciplined than, and may materially underperform, a more systematic approach.

Certain Risks Associated With Instruments Traded

The Fund has been formed for the purpose of investing in credit instruments which Declaration believes have become materially undervalued.  This is an inordinately high-risk portfolio concentration.  Purchased securities could become further undervalued and more illiquid.  Prospective investors must recognize that in addition to the following general risks of the financial instruments in which the Fund may invest, the Fund has chosen to concentrate on a particularly high-risk sub-sector of such securities.

Set forth below is a description of the types of fixed-income securities and other instruments that the Fund may invest in, and some of the risks associated with these investments.

Debt Securities in General

The Fund invests in fixed-income and adjustable rate securities and, as a buyer of protection only, related credit default swaps.

Fixed-income securities are subject to interest rate, market and credit risk.

Interest rate risk relates to changes in a security’s value as a result of changes in interest rates generally. The prices of fixed-income securities are inversely affected by changes in interest rates.  In general, the values of fixed-income securities increase when prevailing interest rates fall and decrease when interest rates rise.  If held to maturity, the market value fluctuations of such securities during their term will not affect the ultimate return realized, but nevertheless incur the opportunity costs of allocating capital to fixed-income securities without obtaining anymore than a market interest rate.

Because they incorporate a resetting of interest rates, adjustable rate securities are less likely than fixed-income securities of comparable quality and maturity to increase or decrease significantly in value when market interest rates fall or rise, respectively.  Market risk relates to the changes in the risk or perceived risk of an issuer, country or region. Credit risk relates to the ability of the issuer to make payments of principal and interest. The values of income securities may be affected by changes in the credit rating or financial condition of the issuing entities.  Income securities denominated in foreign currencies are also subject to the risk of a decline in the value of the denominating currency relative to the U.S. dollar.

The debt securities in which the Fund invests are primarily securities trading at a significant discount to their principal.

Other income paying securities in which the Fund may invest include: pay-in-kind bonds, senior loans, structured notes, American and Global depositary receipts, inflation protected securities, TBA and other delayed delivery securities, repurchase and reverse repurchase agreements and debt securities issued by real estate investment trusts.  The Fund may invest in securities issued in private placements, including Rule 144A securities.

There are no reliable sources of statistical information with respect to the default rates for many of the types of debt which the Fund may purchase.  In fact, the prevailing disruptions in the credit markets are due in substantial part to the growing uncertainty as to the underwriting standards applied to sub-prime and other mortgage originators.  To the extent that Declaration’s assumptions as to default rates prove materially incorrect, the Fund is likely to incur material losses.

Asset-Backed Securities

The Fund invests in ABS.  ABS are securities that entitle the holders to receive payments that depend primarily on the cash flow from a specified pool of financial assets, either fixed or revolving, that by their terms convert — if paid in accordance with their tenor — into cash within a finite time period, together with rights or other assets designed to assure the servicing or timely distribution of proceeds to holders of the ABS.

Holders of ABS, including the Fund, bear various risks, including credit risks, liquidity risks, interest-rate risks, market risks, operations risks, structural risks and legal risks.  Credit risk is an important issue in ABS because of the significant credit risks inherent in the underlying collateral and because issuers are primarily private entities.  The structure of an ABS and the terms of the investors’ interest in the collateral can vary widely depending on the type of collateral, the desires of investors and the use of credit enhancements.  Although the basic elements of all ABS are similar, individual transactions can differ markedly in both structure and execution.  Important determinants of the risk associated with issuing or holding the securities include the process by which principal and interest payments are allocated and distributed to investors, how credit losses affect the issuing vehicle and the return to investors in such ABS, whether collateral represents a fixed set of specific assets or accounts, whether the underlying collateral assets are revolving or closed-end, under what terms (including the maturity of the ABS itself) any remaining balance in the accounts may revert to the issuing entity and the extent to which the entity that is the actual source of the collateral assets is obligated to provide support to the issuing vehicle or to the investors in such ABS.

The Fund may invest significant amounts of capital in ABS that are subordinate in right of payment and rank junior to other securities that are secured by or represent an ownership interest in the same pool of assets.  In addition, many of the transactions in which such securities are issued have structural features that divert payments of interest and/or principal to more senior classes when the delinquency or loss experience of the pool exceeds certain levels.  As a result, such securities have a higher risk of loss as a result of delinquencies or losses on the underlying assets.

Residential and Commercial Mortgage-Backed Securities

Investing in commercial and residential mortgage-backed securities involves the risks typically associated with investing in traditional fixed-income securities (including interest rate and credit risk) as well as the risk of principal prepayment and exposure to real estate.  The rate of prepayments on underlying mortgages affects the price and volatility of a mortgage-backed security, and may have the effect of shortening or extending the effective maturity of such security.  Different types of mortgage-backed securities are subject to varying degrees of prepayment risk.  Residential mortgage-backed securities generally provide for prepayment of principal at any time due to, among other reasons, prepayments on the underlying mortgage loans.  As a result of prepayments, the Fund may be required to reinvest assets at an inopportune time resulting in a lower return.  The risks of investing in such instruments reflect the risks of the underlying obligors, as well as the real estate that secures the instruments.

If the Fund purchases mortgage-backed or asset-backed securities that are “subordinated” to other interests in the same mortgage pool, the Fund as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied.  An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults is generally higher in the case of mortgage pools that include so-called “sub-prime” mortgages.  An unexpectedly high or low rate of prepayments on a pool’s underlying mortgages may have a similar effect on subordinated securities.  A mortgage pool may issue securities subject to various levels of subordination; the risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities.

The underwriting standards for “sub-prime” and “Alt-A” loans are more flexible than the standards generally used by lenders for borrowers with non-blemished credit histories with regard to the borrower’s credit standing and repayment ability.  Borrowers who qualify generally have impaired credit histories, which may include a record of major derogatory credit items such as outstanding judgments or prior bankruptcies.  In addition, they may not have the documentation required to qualify for a standard mortgage loan.  A sharp increase in the rate of delinquencies amongst subprime, Alt-A and some prime loans began in 2007.  This has severely impacted the liquidity of many types of mortgage pools, causing significant market uncertainty and a lack of liquidity for these securities.

REIT Debt Securities

The Fund may invest in debt securities or derivatives indexed to real estate investment trust (“REIT”) debt securities.  Investments in REIT debt securities involve special risks.  In particular, REITs generally are permitted to invest solely in real estate or real estate related assets and are subject to the inherent risks associated with such investments. Consequently, the financial condition of any REIT may be affected by the risks described above with respect to commercial mortgage loans and mortgage-backed securities and similar risks, including: (i) risks of delinquency and foreclosure and risks of loss in the event thereof, (ii) the dependence upon the successful operation of and net income from real property, (iii) risks generally incident to interests in real property, including those described above, (iv) risks that may be presented by the type and use of a particular commercial property and (v) the difficulty of converting certain property to an alternative use in the event that the operation of such commercial property for its original purpose becomes unprofitable for any reason.

In addition, risks of REIT debt securities may include (among others):  (i) limited liquidity and secondary market support; (ii) substantial market price volatility resulting from changes in prevailing interest rates; (iii) subordination to the prior claims of banks and other senior lenders; (iv) the operation of mandatory sinking fund or call/redemption provisions during periods of declining interest rates that could cause the Fund to reinvest premature redemption proceeds in lower yielding collateral debt securities; (v) the possibility that earnings of the REIT debt security issuer may be insufficient to meet its debt service; and (vi) the declining creditworthiness and potential for insolvency of the issuer of such REIT debt securities during periods of rising interest rates and economic downturn.  An economic downturn or an increase in interest rates could severely disrupt the market for REIT debt securities, adversely affecting the value of outstanding REIT debt securities and the ability of the issuers to repay principal and interest.

Issuers of REIT debt securities may be highly leveraged and may not have available to them more traditional methods of financing.  The risk associated with acquiring the securities of such issuers generally is greater than is the case with highly rated securities.  Downward movements in interest rates could also adversely affect the performance of REIT debt securities. REIT debt securities may have call or redemption features that would permit the issuer thereof to repurchase the securities from the Fund.

As a result of the limited liquidity of REIT debt securities, their prices have at times experienced significant and rapid decline when a substantial number of holders have decided to sell.  In addition, the Fund may have difficulty disposing of certain REIT debt securities because there may be a thin trading market for such securities.

Structured Credit Products

Special risks may be associated with the Fund’s investments in structured credit products — i.e., collateralized debt obligations, synthetic credit portfolio transactions and asset-backed securities.  For example, synthetic portfolio transactions may be structured with two or more tranches each of which receive different proportions of the interest and principal distributions on a pool of credit assets.  The yield to maturity of any given tranche may be extremely sensitive to the default rate in the underlying reference portfolio.

Structured Finance Obligations

Structured finance obligations are subject to prepayment, credit, liquidity, market, structural, legal and interest rate risks, among others.  The performance of a structured finance obligation is affected by a variety of factors, including the level and timing of the payments and recoveries on the underlying assets and the adequacy of the related collateral.

CDO Securities

A portion of the investments acquired by the Fund may consist of CDO securities.

CDO securities generally have underlying risks such as interest rate mismatches, trading and reinvestment risk and tax considerations.  Each CDO security, however, involves risks specific to the particular CDO security and its underlying portfolio. The value of the CDO securities generally fluctuates with, among other things, the financial condition of the obligors on or issuers of the underlying portfolio, general economic conditions, the condition of certain financial markets, political events, developments or trends in any particular industry and changes in prevailing interest rates.   Also, CDO structures are complex; the Fund may be subject to a number of as yet unanticipated risks in investing in CDOs.

The CDO market has recently experienced significant disruptions due to the sharply increased default rates on sub-prime mortgages.  The Fund’s objective includes profiting from such disruptions.  During much of 2007 to 2009, the liquidity of many CDO securities has been substantially reduced compared to prior periods.  See “—Recent Developments in the Residential Mortgage Market,” above.  The Fund’s objective includes profiting from such disruptions.

CDO securities are usually limited-recourse obligations of the issuer thereof payable solely from the underlying portfolios of such issuer or proceeds thereof. Consequently, holders of CDO securities must rely solely on distributions on the underlying portfolio or proceeds thereof for payment in respect thereof. If distributions on the underlying portfolio are insufficient to make payments on the CDO security, no other assets will be available for payment of the deficiency and following realization of the underlying assets, the obligation of such issuer to pay such deficiency will be extinguished. As a result, the amount and timing of interest and principal payments will depend on the performance and characteristics of the related underlying portfolios.

Some CDOs may have underlying portfolios that hold or invest in some of the same assets as the Fund.  As a result, investors in the Fund are exposed to the risk of loss on CDO securities.  If investors in the Fund are also investors in a CDO security which the Fund acquires (or in other tranches of securities sold by the same CDO), the exposure of such investor to the risk of loss on such CDO security will be increased.

Underlying CDO portfolios may consist of high yield debt securities, structured finance securities, synthetic securities and other debt instruments. Such investments may be speculative. To the extent that the underlying portfolios consist of RMBS and CMBS, the CDO securities will be subject to the risks described under “—Asset-Backed Securities” and “—Residential and Commercial Mortgage-Backed Securities,” above.

CDO securities are subject to interest rate risk. The underlying portfolio of a CDO will include assets that bear interest at a fixed or floating rate of interest, and while the CDO securities issued by such CDO also may bear interest at a floating or fixed rate, the proportions of a CDO’s assets bearing interest at fixed and floating rates will typically not match the proportions to which such CDO security issuer’s liabilities bear interest at fixed and floating rates. As a result, there could be a floating/fixed rate or basis mismatch between such CDO securities and underlying portfolios which bear interest at a fixed rate, and there may be a timing or basis mismatch between the CDO securities and underlying portfolios that bear interest at a floating rate as the interest rate on such floating rate underlying portfolios may adjust more frequently or less frequently, on different dates and based on different indices, than the interest rates on the CDO securities. As a result of such mismatches, an increase or decrease in the level of the floating rate indices could adversely impact the ability to make payments on the CDO securities.

The CDO securities which the Fund may purchase may be subordinated to other classes of securities issued by each respective issuer thereof.  CDO securities that are not part of the most senior tranche(s) of the securities issued by the issuer thereof may allow for the deferral of the payment of interest.  The CDO securities that Declaration anticipates may form part of the Fund’s portfolio may include both senior and mezzanine debt issued by CDOs subject to the constraints on mezzanine issues described above in “Investment Guidelines.”  The CDO securities that are mezzanine debt will have payments of interest and principal that are subordinated to one or more classes of notes that are more senior in the related issuer’s capital structure, and generally will allow for the deferral of interest subject to the related issuer’s priority of payments. To the extent that any losses are incurred by a CDO, such losses will be borne by holders of the mezzanine tranches before any losses are borne by the holders of senior tranches. In addition, if an event of default occurs under the applicable indenture, as long as any senior tranche of CDO securities is outstanding, the holders of the senior tranche thereof generally will be entitled to determine the remedies to be exercised under the indenture, which could be adverse to the interests of the holders of the mezzanine tranches (including the Fund).

The risks associated with investing in CDO securities may in addition depend on the skill and experience of the managers of the CDOs’ underlying portfolios, particular with respect to active trading.

Bank Loans

The Fund may invest in mortgage-related loans and loan participations originated by banks and other financial institutions.  These investments may include highly-leveraged loans to borrowers with below investment grade credit ratings.  Such loans are typically private corporate loans that are negotiated by one or more commercial banks or financial institutions and syndicated among a group of commercial banks and financial institutions.  In order to induce the lenders to extend credit and to offer a favorable interest rate, the borrower often provides the lenders with extensive information about its business that is not generally available to the public.  To the extent that the Fund obtains such information and it is material and nonpublic, the Fund is unable to trade in the securities of the borrower until the information is disclosed to the public or otherwise ceases to be material, nonpublic information.

The Fund may invest directly or through participations in loans with revolving credit features or other commitments or guarantees to lend funds in the future.  A failure by the Fund to advance requested funds to a borrower could result in claims against the Fund and in possible assertions of offsets against amounts previously lent.

The Fund may acquire interests in bank loans and other debt obligations either directly (by way of sale or assignment) or indirectly (by way of participation).  The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, its rights can be more restricted than those of the assigning institution.  A participation interest in a portion of a debt obligation typically results in a contractual relationship with only the institution acting as a lender under the credit agreement, not with the borrower.  As a holder of a participation interest, the Fund generally will have no right to exercise the rights of the lender under the credit agreement, including the right to enforce compliance by the borrower with the terms of the loan agreement, exercise voting rights with respect to the borrower, approve amendments or waivers of terms, nor will the Fund have any rights of set-off against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation.  As a result, the Fund will be exposed to the credit risk of both the borrower and the institution selling the participation.

Leveraged loans have historically experienced significantly higher default rates than investment-grade debt.  These instruments are commonly under intense price pressure, and the dynamics driving their value are often company-specific issues unrelated to market-wide investor sentiment.  The liquidity for defaulted obligations is very limited, and such obligations typically may only be sold at severe discounts to face value.  There can be no assurance that the ultimate recovery on any defaulted obligation will not be materially less than the recovery rate assumed by Declaration in determining whether to acquire such obligation.

Investment-Grade and Non- or Lower-Rated Securities

The Fund’s investment portfolio may include both investment-grade and lower-rated securities (sometimes referred to as “high yield” or “junk” bonds).  Analysis of the creditworthiness of lower-rated debt is complex.  Lower-rated securities are often more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade debt.  Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of lower-rated securities, especially given the typically thinly traded market in such securities.

Credit ratings evaluate the safety of the principal and interest payments, not the market value risk, of lower-rated securities.

Rating agencies may fail to make timely changes to credit ratings to reflect credit events occurring since a security was rated, so that outstanding ratings may not reflect the issuer’s current credit standing.  In recent years, even many highly rated structured securities have been subject to substantial losses.

Options

The Fund may purchase and sell put and call options on debt securities, indices (both narrow- and broad-based) and currencies.  A put option on securities or currencies gives the purchaser of the option, upon payment of a premium, the right to deliver a specified amount of the securities or currencies to the writer of the option on or before a fixed date at a predetermined price.   A put option on a securities index gives the purchaser of the option, upon payment of a premium, the  right to a cash  payment from the writer  of the option  if  the

index   drops below a predetermined level on or before a fixed date.  A call option on securities or currencies gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of the securities on or before a fixed date at a predetermined price.  A call option on a securities index gives the purchaser of the option, upon payment of a premium, the right to a cash payment from the writer of the option if the index rises above a predetermined level on or before a fixed date.

Call options may be purchased for speculative purposes or to provide exposure to increases in the market (e.g., with respect to temporary cash positions) or to hedge against an increase in the price of securities, currencies or other investments that the Fund intends to purchase or has sold short.  Similarly, put options may be purchased for speculative purposes or to hedge against a decrease in the market generally or in the price of securities or other investments held by the Fund.  Buying options may reduce the Fund’s returns, but by no more than the amount of the premiums paid for the options.

The Fund may write covered put options (i.e., where the Fund segregates assets to cover the strike price of the option) to enhance returns when Declaration perceives that the option premium offered is in excess of the premium that Declaration would expect to be offered under existing market conditions, or if the exercise price of the option is less than the price that Declaration expects the security or other underlying investment to reach during the life of the option.  Writing covered put options may limit the Fund’s portfolio gains if the option is exercised because the Fund will have to sell assets or use cash on hand to buy the underlying investments above the current market price.  The Fund also may write “naked” put options (i.e., writing options without segregating assets to cover the strike price), which could result in substantial losses if the price of the security or other underlying investment decreases during the term of the option.

Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options generally are established through negotiation with the other party to the option contract.  While this type of arrangement allows the Fund greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary market risks.

Forward Trading

The Fund may invest in forward contracts and options thereon, which, unlike futures contracts, are not traded on exchanges and are not standardized.  Rather, banks and dealers act as principals in these markets, negotiating each transaction on an individual basis.  Forward and “cash” trading is substantially unregulated; there is no limitation on daily price movements and speculative position limits are not applicable.  The principals that deal in the forward markets are not required to continue to make markets in the currencies or commodities they trade and these markets can experience periods of illiquidity, sometimes of significant duration.  There have been periods during which certain participants in these markets have refused to quote prices for certain currencies or commodities or have quoted prices with an unusually wide spread between the price at which they were prepared to buy and that at which they were prepared to sell.  Disruptions can occur in any market traded by the Fund due to unusually high trading volume, political intervention or other factors.  The imposition of controls by government authorities might also limit such forward (and futures) trading to less than that which Declaration would otherwise recommend, to the possible detriment of the Fund.  Market illiquidity or disruption could result in major losses to the Fund.

Credit Default Swaps

The Fund may purchase credit derivatives contracts — primarily credit default swaps — for risk mitigation.  The Fund will not invest in long CDS positions (i.e., the Fund will not enter into CDS as a seller of credit protection).  The typical credit default swap contract requires the seller to pay to the buyer, in the event that a particular reference entity experiences specified credit events, the difference between the notional amount of the contract and the value of a portfolio of securities issued by the reference entity that the buyer delivers to the seller.  In return, the buyer agrees to make periodic payments equal to a fixed percentage of the notional amount of the contract.

In circumstances in which the Fund did not own the debt securities under a credit default swap that requires physical settlement, the Fund would be exposed to the risk that deliverable securities will not be available in the market, or will be available only at unfavorable prices, as would be the case in a so-called “short squeeze.”  In certain instances of issuer defaults or restructurings, it has been unclear under the standard industry documentation for credit default swaps whether or not a “credit event” triggering the seller’s payment obligation had occurred.  In either of these cases, the Fund would not be able to realize the full value of the credit default swap upon a default by the reference entity.

Futures Contracts

Trading in financial futures contracts is a specialized activity that may entail greater than ordinary investment risks.  Financial futures markets are volatile and are influenced by factors, such as changing supply and demand relationships, governmental programs and policies, national and international political and economic events and changes in interest rates.  In addition, because of the low margin deposit normally required in financial futures trading, a high degree of leverage is typical of a financial figures trading account. Consequently, a relatively small price movement in a futures contract may result in substantial losses to the trader.  Financial futures trading may also be illiquid because certain futures exchanges do not permit trading in a particular type of future beyond certain set limit.  If prices fluctuate during a single day’s trading beyond those limits, which conditions have in the past sometimes lasted for several days in certain contracts, the Fund could be prevented from promptly liquidating unfavorable positions and thus be subject to substantial losses.

In entering into futures contracts and options on futures contracts, there is a credit risk that a counterparty will not be able to meet its obligations to the Fund.  The counterparty for futures contracts and options on futures contracts traded in the United States and on most foreign futures exchanges is the clearinghouse associated with such exchange.  In general, clearinghouses are backed by the corporate members of the clearinghouse that are required to share any financial burden resulting from the non-performance by one of its members and, as such, should significantly reduce this credit risk.  In cases where the clearinghouse is not backed by the clearing members (i.e., some foreign exchanges), it is normally backed by a consortium of banks or other financial institutions.  There can be no assurance that any counterparty, clearing member or clearinghouse will be able to meet its obligations to the Fund.

In addition, under the Commodity Exchange Act, futures commission merchants are required to maintain customers’ assets in a segregated account.  If the Fund engages in futures and options contract trading and the futures commission merchants with which the Fund maintains accounts fail to so segregate the Fund’s assets or are not required to do so, the Fund will be subject to a risk of loss in the event of the bankruptcy of any of its futures commission merchants.  Even where customers’ funds are properly segregated, the Fund might be able to recover only a pro rata share of its property pursuant to a distribution of a bankrupt futures commission merchant’s assets.

Certain Risks Associated With Trading and Investing Techniques

Model Risk

Declaration selects the securities to be purchased for the Fund in part on the basis of quantitative valuation models that it has developed over time, as well as valuation models developed by third parties and made available to Declaration.  There can be no assurance that such models continue to be viable in the current disrupted credit markets.

Exchange Rates

Declaration may from time to time invest for the Fund in securities and instruments denominated in non-U.S. currencies on an opportunistic basis.  Such investments are subject to the risk that the value of a particular currency will change in relation to the U.S. dollar.  Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation and political developments.  Declaration does not generally expect to hedge these risks but may do so by investing directly in non-U.S. currencies and buying and selling options, futures or forward contracts thereon.  The Fund cannot, however, assure any Limited Partner that these strategies, if implemented, will be effective.

Forecasts

The models used by Declaration typically require certain market forecasts — for example, changes in home prices, expected market volatility, interest-rate changes, default and recovery patterns or prepayment schedules.  There can be no assurance that Declaration will correctly forecast such factors, and, to the extent that it does not do so, the data incorporated into Declaration’s models will therefore be incorrect.

Importance of Market Judgment

Although Declaration uses quantitative valuation models in evaluating the economic components of certain prospective trades, Declaration’s quantitative strategies are not wholly systematic; the market judgment and discretion of Declaration’s personnel are fundamental to the implementation of these strategies.  The greater the importance of subjective factors, the more unpredictable a trading strategy becomes.

Uncertain Holding Periods

Declaration intends to hold the obligations acquired for the Fund for the full period they are outstanding or until they return to what Declaration believes to be fair value.  Declaration has no way of knowing when (or if) this will occur, especially in view of the effectively unprecedented conditions in the credit markets.  An investment in the Fund is unusual in that the duration of the investment as well as its positions will depend primarily on general market conditions.

Certain of the Fund’s transactions involve acquiring related positions in a variety of different instruments or markets at or about the same time.  Frequently, optimizing the probability of being able to exploit the pricing anomalies among these positions requires holding periods of significant length, often many months to a year or more.  Actual holding periods depend on numerous market factors which can both expedite and disrupt price convergences.  There can be no assurance that the Fund will be able to maintain any particular position, or group of related positions, for the duration required to realize the expected gains, or avoid losses, from such positions.

Short Sales

The Fund may sell certain credit instruments “short,” although it is materially more difficult to do so in the credit markets in which the Fund will be active than it is in equities.  A short sale is effected by selling a security which the Fund does not own.  In order to make delivery to the buyer of a security sold short, the Fund must borrow the security.  In so doing, it incurs the obligation to replace that security, whatever its price may be, at the time it is required to deliver it to the lender.  The Fund must also pay to the lender of the security any interest payable on the security during the borrowing period and may have to pay a premium to borrow the security, as well as permit the borrower to exercise any voting rights attributable to such credit market instrument.  This obligation must, unless the Fund then owns or has the right to obtain, without payment, securities identical to those sold short, be collateralized by a deposit of cash or marketable securities with the lender.  Short selling is subject to a theoretically unlimited risk of loss because there is no limit on how much the price of a security may appreciate before the short position is closed out.  There can be no assurance that the securities necessary to cover the short position will be available for purchase by the Fund.  In addition, purchasing securities to close out the short position can itself cause the price of the relevant securities to rise further, thereby increasing the loss incurred by the Fund.  Furthermore, the Fund may prematurely be forced to close out a short position if a counterparty from which the Fund borrowed securities demands their return, resulting in a loss on what might otherwise have been ultimately a profitable position.

In September and October of 2008, the SEC and various non-U.S. regulatory bodies imposed temporary bans on short-selling in a variety of stocks, and adopted permanent regulations that had the effect in certain cases of making short-selling more difficult or costly. These actions were generally regarded as disrupting market fundamentals and causing unexpected and volatile increases in the stock prices of a variety of issuers, as short sellers closed out their positions by buying securities.  Any on-going regulatory limitations on short-selling of the types of securities in which the Fund invests could materially adversely affect Declaration’s ability to implement its strategies for the benefit of the Fund.

Operational and Human Error

The Fund’s results can be affected by the efficiency of trade executions.  The success of Declaration’s strategy depends in part upon the accurate calculation of price relationships, the communication of precise trading instructions and ongoing position evaluations.  In addition, the Fund’s positions require active, ongoing management and dynamic adjustments to the investment portfolio.  There is the possibility that, through human error, oversight or operational weaknesses, mistakes could occur in this process and lead to significant trading losses.

Duration and Convexity

Duration is a technical term used in the fixed-income markets to mean the sensitivity of a given debt instrument to changes in interest rates.  Convexity is a technical term for the speed at which the duration of an instrument changes with increasingly large changes in interest rates.

The duration and convexity of the Fund’s portfolio may be a significant component of its risk as the portfolio may incur losses due to changes in interest rates and such exposure to interest rates may not be hedged.

The prepayment element of many RMBS/CDO/ABS, etc. securities creates a significant convexity risk.  For example, whereas an RMBS may decline at approximately the same rate as a Treasury security hedge as interest rates rise, at some point the market will conclude that the interest rates have risen to a point that there will be no prepayment of any of the underlying mortgages, thereby materially extending the duration of the portfolio and its exposure to future interest-rate declines.  The differential convexity of securities held by the Fund will result in its being subject to  materially more interest-rate risk than would a fund which held only conventional, rather than mortgage-backed, fixed-income investments.

Fraudulent Conveyance Considerations

Various laws enacted for the protection of creditors may apply to certain investments that are debt obligations, although the existence and applicability of such laws will vary from jurisdiction to jurisdiction.  For example, if a court were to find that the borrower did not receive fair consideration or reasonably equivalent value for incurring indebtedness evidenced by an investment and the grant of any security interest or other lien securing such investment, and, after giving effect to such indebtedness, the borrower (i) was insolvent, (ii) was engaged in a business for which the assets remaining in such borrower constituted unreasonably small capital or (iii) intended to incur or believed that it would incur, debts beyond its ability to pay such debts as they mature, such court could invalidate such indebtedness and such security interest or other lien as fraudulent conveyances, subordinate such indebtedness to existing or future creditors of the borrower or recover amounts previously paid by the borrower (including to the Fund) in satisfaction of such indebtedness or proceeds of such security interest or other lien previously applied in satisfaction of such indebtedness.  In addition, if an issuer in which the Fund has an investment becomes insolvent, any payment made on such investment may be subject to avoidance as a “preference” if made within a certain period of time (which may be as long as one year) before insolvency.

In general, if payments on an investment are voidable, whether as fraudulent conveyances or preferences, such payments can be recaptured either from the initial recipient or from subsequent transferees of such payments.  To the extent that any such payments are recaptured from the Fund, the resulting loss will be borne by investors in the Fund.

No Limit on the Duration or Maturity of the Fund’s Investments

Although the Reinvestment Period will end no later than May 15, 2010 and the Fund is scheduled to be liquidated by May 15, 2013 (subject to extension, in the discretion of Declaration, until May 15, 2014), there is no limitation on the maturity or expected duration of the credit instruments acquired by the Fund.  In addition, there is no limitation on the duration of the Fund following the Distribution Period to the extent that the Fund still holds illiquid investments at such time.  Furthermore, because many of the credit instruments acquired by the Fund may have a prepayment and/or call component, their actual maturity and duration will not be certain.

Limited Diversification Potential

The Fund has been formed as a “special purpose vehicle” to invest in the disrupted credit markets with the limited focus of its single strategy.  Declaration will attempt to diversify the issuers in which the Fund invests as well as the type, duration and payment terms of the securities which it acquires.  However, the markets may treat substantially all debt other than Treasuries and rated corporate debt as essentially fungible so that the diversification which Declaration attempts to provide in the Fund’s portfolios may have limited risk control effect.

Limited Ability to Hedge

Declaration does not expect to hedge any material portion of the Fund’s credit risk.

Structural Risks

No Redemptions; Unpredictable Distributions

Prospective investors cannot make redemptions from the Fund.  Limited Partners are committed to the Fund until its liquidation despite potentially material changes in the economic climate, the Fund, Declaration and/or their own financial condition and portfolio objectives.  Furthermore, the timing of the distributions which Limited Partners do receive from the Fund will be wholly unpredictable.

Importance of Declaration

The Fund depends on the ability of Declaration to manage the Fund’s investments.  The nature of this investment implies the difficulty the Fund would have in finding an adequate replacement (or even a liquidator for the Fund) in the event that the services of Declaration were no longer available.  Declaration, in turn, depends on the services of James E. Shallcross and three other “Key Persons” as defined below) with primary responsibility for portfolio management of the Fund.  Losing the services of any of such “Key Persons” or other portfolio managers could impair the ability of Declaration to provide services to the Fund, and be material and adverse to the Fund.  The highly specialized nature of the credit markets in which the Fund trades may make Declaration particularly difficult to replace.

Key Person Event

The four “Key Persons” with primary responsibility for the portfolio management of the Fund are James E. Shallcross, William P. Callan Jr., Peter M. Farley and Bond Griffin.  A “Key Person Event” will occur if: James E. Shallcross and any two of the other three Principals become permanently unavailable to manage the Fund’s portfolio by reason of their death, disability or cessation of employment by Declaration.  The occurrence of a Key Person Event leads to early termination of the Reinvestment Period and thus could result in lost investment opportunities.  See “Summary of Terms − Key Person Event.”

Quoted Value/Transaction Value Disparity

It is not unusual for broker-dealers to provide “bid” and “ask” quotations for securities on a preliminary or “soft” basis.  Such preliminary quotations may or may not reflect the “bid” or “ask” prices at which such broker-dealer would be willing to effect actual transactions in such securities.

The Fund’s portfolio may include substantial positions for which there is only a single broker-dealer quoting prices, which may be preliminary or “soft.”  In the absence of actual sale transactions, it is difficult for Declaration and the Administrator/Custodian to test the reliability of preliminary quotes even when multiple broker-dealers are providing “bid” and “ask” prices.  Furthermore, if it becomes necessary for the Fund to liquidate certain of such securities, the sales price may be dramatically less than expected — resulting in a revaluation of the portfolio (and the possibility of a total loss of the portfolio).

Receipt of Confidential Information

In making debt investments, especially in distressed debt securities, investors, including Declaration may receive material non-public information which prevents them from executing additional transactions in the securities of a given issuer.

Disclosure of the Fund’s Portfolio

As a registered investment company, the Fund is required to circulate quarterly financial statements containing portfolio information.  Many of the Fund’s competitors are not subject to any such disclosure obligations, and their ability to maintain the confidentiality of their portfolios may be a competitive advantage.

Carried Interest

The fact that Declaration is eligible to receive the Carried Interest from the Fund may create an incentive for Declaration to make investments on behalf of the Fund that are riskier or more speculative than would otherwise be the case.

Substantial Expenses

The Fund pays Declaration a monthly Management Fee.

The credit instruments acquired by the Fund will often trade infrequently and only at substantial bid-ask spreads.  Consequently, although Declaration does not anticipate rapid turnover of all the Fund’s portfolios, the Fund may be subject to substantial transaction expenses.

Valuation Risk; “Manager’s Marks”

The Administrator/Custodian, with assistance from Declaration, values the Fund’s positions in accordance with procedures approved by the Board.  The Fund’s asset values generally will be based on quotes provided by brokers and other competent third-party pricing sources.  However, certain of the Fund’s positions may be valued based on pricing models developed by Declaration.  Such pricing models may be unreliable due to the unpredictable events affecting and general volatility of the asset-backed and mortgage credit markets.  While Declaration’s models will from time to time be corroborated by quotes obtained from third-party dealers, these valuations will generally be within the control of Declaration.  The fair market value of those investments for which a reliable third-party quote is not available is based on other relevant sources deemed reliable by Declaration in its good faith judgment in accordance with the valuation procedures approved by the Board.

Risk of Litigation

Given the Fund’s concentration on materially undervalued, illiquid debt securities, the Fund may be subject to litigation from time to time as well as involved in bankruptcy and insolvency proceedings.  The Fund also could be named as a defendant in a lawsuit or regulatory action.  The outcome of such proceedings, which may materially adversely affect the value of the Fund, are impossible to anticipate, and such proceedings may continue without resolution for long periods of time.  Any litigation may consume substantial amounts of Declaration’s time and attention, and that time and the devotion of these resources to litigation may, at times, be disproportionate to the amounts at stake in the litigation.

The current dislocations in the asset-backed and mortgage credit markets have generated substantial litigation, and it would be reasonable to expect that the current dislocations will continue to do so.  It is possible that the Fund as an owner of mortgage securities may be named as a defendant in civil proceedings.  The expense of defending against such claims and paying settlements or judgments will be borne by the Fund.  Perhaps more importantly, any such litigation could impair Declaration’s ability to manage the Fund effectively.

Diverse Limited Partnership

Limited Partners may include persons or entities organized in various jurisdictions.  The conflicting interests of particular Limited Partners may relate to or arise from, among other things, the nature of the investments made by the Fund, and the timing of investment dispositions.  Decisions made by Declaration for the Fund may be more beneficial for one investor than for another investor, especially with respect to investors’ particular tax situations.  Declaration will make substantial decisions based on economics, not tax considerations.

The Market Disruption of 2007-2009

The global financial markets are currently undergoing a period of unprecedented disruption which has led to extensive governmental intervention.  Such intervention has in certain cases been implemented on an “emergency” basis, suddenly and substantially eliminating market participants’ ability to continue to implement certain strategies or manage the risk of their outstanding positions.  In addition — as one would expect given the complexities of the financial markets and the limited time frame within which governments have felt compelled to take action — these interventions have typically been unclear in scope and application, resulting in confusion and uncertainty which in itself has been materially detrimental to the efficient functioning of the markets as well as previously successful investment strategies.

           The ongoing “bailout” of financial institutions is the largest governmental intervention in the history of the U.S. financial markets.  In connection with the “bailout,” the U.S. Congress is and likely will continue to require that new restrictions be applied to the U.S. financial markets.  Such restrictions may have a material adverse impact on both the future competitiveness of the markets as well as the profit potential of the Fund.  Regulators in other jurisdictions also appear likely to take similar action.

Market disruptions like those experienced in the recent credit market collapse as well as the dramatic increase in the capital allocated to alternative investment strategies during recent years have led to increased governmental as well as self-regulatory scrutiny of the alternative investment industry in general.  Legislation proposing greater regulation of the alternative investment, as well as the financial services industry in general, is currently being actively considered by Congress, states, and the governing bodies of non-U.S. jurisdictions.  It is impossible to predict what additional interim or permanent governmental restrictions may be imposed on the markets and/or alternative investment vehicles such as the Fund, as well as the effect of such restrictions on the Fund’s strategies.

Adverse Market Conditions

The adverse effects of the credit market disruption of 2007-2009 on the global economy may be severe and ongoing.  The Fund’s prospects for profitability may be materially adversely affected by prolonged recession or economic stagnation.

Government Intervention in the Credit Markets

The Federal Reserve has intervened in the credit markets and it is reasonable to expect that it will continue to do so.  The effect of any such intervention could be a dramatic decline in the value of certain credit instruments held by the Fund.  Government intervention is subject to all the uncertainties not only of prevailing economic conditions but also of the political process.  See “Recent Developments in the Residential Mortgage Market” above.

The federal government has enacted legislation designed not only to provide an economic stimulus to the U.S. economy but also to provide economic stability to the financial markets through, among other things, the purchase of troubled assets from financial institutions and the purchase of bank equity for the purpose of recapitalizing the banking sector.  If such legislation is ultimately effective, perceived mispricings in the credit markets — upon which the Fund intends to capitalize — may be reduced or eliminated.

U.S. Tax Risks

Prospective investors are strongly urged to consult their own tax advisers and counsel with respect to the possible tax consequences to them of an investment in the Fund.  See “Certain Federal Income Tax Considerations.”

Partnership Status

As described in more detail in “Certain Federal Income Tax Considerations,” it is expected that the Fund will be treated as a partnership for federal income tax purposes, and not as an association taxable as a corporation or as a publicly traded partnership taxable as a corporation.  If, notwithstanding the foregoing, it were determined that the Fund should be classified for federal income tax purposes as an association taxable as a corporation or as a publicly traded partnership taxable as a corporation, the Fund would be required to pay federal income tax at corporate income tax rates on its net ordinary income and capital gains, thereby substantially reducing the amount of cash available for investment or for distribution to the Limited Partners.  Furthermore, all or a portion of any distributions made by the Fund to the Limited Partners could be treated as ordinary dividend income regardless of the source from which they were generated.

Income Inclusions

As the Fund will hold a substantial part of its portfolio in debt securities, Limited Partners may be required to include in income accrued interest and original issue discount, which will be ordinary income, with respect to debt instruments held by the Fund even though there is uncertainty as to whether such amounts will ever be received by the Fund.  In addition, Limited Partners may be subject to character mismatches where the Fund is required to accrue an amount of interest or original issue discount with respect to a capital asset which subsequently is sold at a loss or becomes worthless.

Phantom Income

The Fund’s income and gain for each taxable year will be allocated to, and includible in, a Limited Partners’ taxable income whether or not cash or other property is actually distributed. Accordingly, each Limited Partner should have alternative sources from which to pay its federal income tax liability, as such income and gain will (if the Fund is successful) likely exceed distributions to such Limited Partner for a taxable year.

IRS Audit

The Fund may take positions with respect to certain tax issues that depend on legal conclusions not yet addressed by the courts.  Should any such positions be successfully challenged by the IRS, a Limited Partner might be found to have a different tax liability for that year than that reported on its federal income tax return.  In addition, an audit of the Fund may result in an audit of the returns of some or all of the Limited Partners, which examination could result in adjustments to the tax consequences initially reported by the Fund and affect items not related to a Limited Partner’s investment in the Fund.  If such adjustments result in an increase in a Limited Partner’s federal income tax liability for any year, such Limited Partner may also be liable for interest and penalties with respect to the amount of underpayment.  The legal and accounting costs incurred in connection with any audit of the Fund’s tax return will be borne by the Fund.  The cost of any audit of a Limited Partner’s tax return will be borne solely by such Limited Partner.

Information Reporting

The Fund will provide Schedules K-1 as soon as practicable after receipt of all of the necessary information.  Schedules K-1 will not be available until completion of the Fund’s annual audit.  Limited Partners should be prepared to obtain extensions of the filing date for their income tax returns at the federal, state and local level.

________________

The foregoing list of risk factors is illustrative only and does not purport to be complete.  Nor does it purport to explain rather than simply identify certain of the principal risks of an investment in the Fund. Prospective investors should read this entire Prospectus and consult with their own legal, financial, tax and other advisors before deciding to make an investment in the Interests.

THE FUND’S TRADING STRATEGIES INVOLVE SUBSTANTIAL RISKS, AND THERE CAN BE NO ASSURANCE THAT THE FUND’S OBJECTIVES WILL BE ACHIEVED.  THE CREDIT MARKET TRADING STRATEGY WHICH THE FUND EMPLOYS CAN LEAD TO SUBSTANTIAL OR TOTAL LOSSES.

CONFLICTS OF INTEREST

The following potential as well as actual conflicts of interest may materially and adversely affect the Fund.  Limited Partners have no means of determining whether these conflicts are being equitably resolved.  Limited Partners as a group are not represented separately by counsel.

Declaration

General

Various potential and actual conflicts of interest may arise from the overall investment activities of Declaration and its affiliates.  The following briefly summarizes some of these conflicts, but is not intended to be an exhaustive list of all such conflicts.

Declaration and its affiliates have, and in the future may have, other clients, including funds or other debt obligation vehicles, which invest, direct or indirectly, in debt obligations and other securities that would be appropriate as an investment for the Fund and have no duty in making such investments to act in a way that is favorable to the Fund.  Such investments may be different from those made on behalf of the Fund.  Declaration and its affiliates may have economic interests in or other relationships with issuers in whose obligations or securities the Fund may invest. In particular, Declaration and its affiliates often make or hold for client accounts an investment in an issuer’s securities that may be pari passu, senior or junior in ranking to an investment in such issuer’s securities made or held by other client accounts, such as the Fund.  Partners, security holders, officers, directors, agents or employees of Declaration and its affiliates may serve on boards of directors or otherwise have ongoing relationships with such issuers.  Each of such ownership and other relationships may result in securities laws restrictions on transactions in such securities by the Fund and otherwise create conflicts of interest for the Fund. In such instances, Declaration and its affiliates may in their discretion make investment recommendations and decisions that may be the same as or different from those made with respect to the Fund’s investments.

Although the officers and employees of Declaration devote as much time to the Fund as Declaration deems appropriate, the officers and employees may have conflicts in allocating their time and services among the Fund and Declaration’s other accounts.  In addition, Declaration and its affiliates, in connection with their other business activities, sometimes acquires material non-public confidential information that restricts Declaration from purchasing securities or selling securities for itself or its clients (including the Fund) or otherwise using such information for the benefit of its clients or itself.

Declaration currently serves as investment adviser for a number of institutional clients, including managed accounts and investment funds, and Declaration and its affiliates in the future intend to serve as investment manager for other such clients.  Declaration may simultaneously or at different times seek to purchase or sell investments for the Fund and any other investment fund for which Declaration serves as investment manager, or for its other clients or affiliates. It is Declaration’s policy to allocate investment opportunities to the extent practicable to each account, including the Fund, over time in a manner which Declaration believes fair and equitable to each such client account.  Nevertheless, under some circumstances, such allocation may adversely affect the Fund with respect to the price or size of the investments obtainable or saleable.

In addition to third-party client accounts, Declaration manages accounts of affiliates or accounts that may combine affiliate, employee and/or third party funds.  Subject to its fiduciary obligations to its unaffiliated clients, Declaration considers it appropriate that accounts of affiliates may participate in transactions in the same securities and at the same or approximately the same time as accounts of unaffiliated clients.  It is Declaration’s policy not to intentionally favor accounts of affiliates over the account of any unaffiliated client.  It is also Declaration’s policy not to intentionally disfavor any account of an affiliate or any third-party client account.  Securities transactions entered into for accounts of affiliates are not necessarily consistent with transactions entered into for unaffiliated client accounts.

Declaration will continue to implement strategies for its other accounts while managing the Fund.  These other accounts will trade with strategies implemented with different risk and volatility parameters than those implemented by the Fund, and may outperform the Fund.  In the future, Declaration may sponsor additional private or registered investment funds as well as more traditional products.  All of these will compete with the Fund both in the markets and for Declaration’s resources.

Declaration may be subject to material conflicts of interest in managing certain institutional managed accounts or investment vehicles which may attempt to trade or co-invest with the Fund, in particular the Companion Fund.  The Companion Fund invests, to the extent reasonably practicable, proportionately in the same investments as the Fund after receiving its first capital contributions (depending upon, among other things, the relative timing of the respective draw periods and reinvestment periods).  However, under certain circumstances, the Fund and the Companion Fund (or any other Co-Investment Vehicle) will trade separately and may be subject to different regulatory constraints, investment restrictions and other considerations, potentially leading to performance differences between the two funds (or any other Co-Investment Vehicles).  Furthermore, the Companion Fund did not participate in investments made by the Fund before the Companion Fund received its first capital contributions.

Declaration manages a number of CDOs and other financial products which could be desirable investments for the Fund.  However, due to the conflicts of interest that would be involved in the Fund investing in any such products, the Fund will not do so, even if doing so would otherwise be in the best interests of the Fund.

In addition Declaration and its affiliates will, and its and their respective clients may at times, own Interests. John Hancock Life Insurance Company, as both a substantial investor in the Fund and as the indirect sole owner of Declaration, stands to benefit from these dual roles because the indirect cost to it of the Management Fee may be partially offset by Declaration’s earnings attributable to this fee.

Declaration, its affiliates and its and their clients for which they have discretionary investment authority may be selling or acquiring the same, or comparable positions as those that the Fund is acquiring or selling at or about the same time.

Valuations

The Administrator/Custodian, with support from Declaration, determines Net Asset Value of the Fund’s investment to the extent possible based on quotes provided by brokers and other competent third-party pricing sources.  However, Declaration may use its own valuations, rather than quotes supplied by independent dealers, if it believes its values are more accurate.

Information Sharing with Other Funds

Declaration’s portfolio managers regularly discuss trading ideas, market conditions and related matters.  Declaration believes that such discussions are generally beneficial to the Fund and that the portfolio managers (who may have no direct business relationship with the other funds or portfolio managers with whom they engage in discussions) will not have a conflict of interest in doing so.  However, subject to the Fund’s valuation procedures and oversight by the Board, from time to time the Fund may lose a trading opportunity because material nonpublic information conveyed to it by one of Declaration’s portfolio managers may cause the Fund to be restricted due to confidentiality obligations or regulatory restrictions.

Devotion of Time

Declaration manages accounts other than the Fund, and has a conflict of interest in allocating time and resources among its other accounts.

OUTSTANDING SECURITIES

As of March 18, 2009, the Fund had $312,200,000 in Capital Commitments from the Private Offering.  As of March 18, 2009, the Fund had received $265,370,000 in Capital Contributions and, accordingly as of such date, the Fund had $46,830,000 of Capital Commitments outstanding.

CONTROL PERSONS

John Hancock owns more than 25% of the Fund’s voting securities and as such may be presumed to “control” the Fund as such term is defined under the 1940 Act.  See “Management – Declaration Management & Research LLC” above.

ADMINISTRATOR/CUSTODIAN

Bank of America, N.A. (doing business as LaSalle Global Trust Services), 540 West Madison Street, Chicago, Illinois 60661, is the Fund’s administrator and custodian (the “Administrator/Custodian”).

The Administrator/Custodian clears and settles all securities transactions and also serves as the custodian of the Fund’s assets.  All custodied assets are held in the name of the Fund. The Administrator/Custodian assists the Fund with day-to-day administrative matters and acts as the Fund’s registrar and transfer agent.  The Fund pays customary fees and expenses to the Administrator/Custodian.

BROKERAGE ARRANGEMENTS

General

The Fund maintains brokerage and custody arrangements with Bank of America, N.A. (doing business as LaSalle Global Trust Services) as Administrator/Custodian.  The Administrator/Custodian clears and settles all securities transactions and also serves as the custodian of the Fund’s assets.  All custodied assets are held in the name of the Fund. Certain of the Fund’s assets held by custodians will be segregated from the custodians’ own property, while other Fund assets held as collateral or margin may not be, and, accordingly, may not be recoverable in the event of the custodian’s insolvency.  See “Certain Risk Factors – Custody Risk.”

Declaration uses reasonable efforts to obtain the best net prices and execution for all orders placed with respect to the Fund, considering all circumstances that are relevant in its reasonable determination.  Declaration is not obligated to select a broker or dealer solely on the basis of the rate of commission or the spread it offers.  Subject to the objective of obtaining best prices and execution, Declaration may take into consideration the full range and quality of services furnished by brokers and dealers.

Declaration assumes no responsibility for the actions or omissions of any broker or dealer selected by Declaration in good faith.

CERTAIN FEDERAL INCOME TAX CONSIDERATIONS

EACH PROSPECTIVE INVESTOR SHOULD CONSULT WITH AND MUST DEPEND
ON SUCH PROSPECTIVE INVESTOR’S OWN TAX ADVISERS REGARDING
THE TAX CONSEQUENCES OF INVESTING IN THE FUND.

The following is a summary of certain income tax considerations relevant to the Fund and to Limited Partners, based upon the Internal Revenue Code of 1986, as amended (the “Code”) and other relevant tax statutes, judicial decisions and administrative regulations and rulings, all as in effect as of the date of this Prospectus and all of which are subject to change.  Since the tax consequences of an investment in the Fund will vary from Limited Partner to Limited Partner based on each Limited Partner’s particular income tax circumstances, this summary does not attempt to discuss all of the income tax consequences of such an investment.  Nor does this summary purport to describe the tax consequences of all instruments in which the Fund may invest or trade.  Prospective Limited Partners should not consider the contents of this summary as legal or tax advice, and should consult their own tax advisers concerning the tax consequences of investing in the Fund.

*     *     *     *

Any discussion of federal tax issues set forth in this Prospectus was written to support the promotion and marketing by the Fund and Declaration of the Interests.  Such discussion is not intended or written to be legal or tax advice to any person and is not intended or written to be used, and cannot be used, by any person for the purpose of avoiding any federal tax penalties that may be imposed on such person.  Each prospective investor should seek advice based on its particular circumstances from an independent tax adviser.

*     *     *     *

Taxation of the Fund and the Limited Partners

Tax Classification of the Fund

Declaration has been advised by Sidley Austin llp that the Fund will be treated as a partnership for federal income tax purposes and not as an association taxable as a corporation or as a publicly traded partnership taxable as a corporation, based on certain representations made to Sidley Austin llp by Declaration relating to the Fund’s facts and circumstances.  This conclusion is not binding on the Internal Revenue Service (“IRS”) or on any court, and there can be no assurance that the IRS will not assert that the Fund should be treated as an association taxable as a corporation or as a publicly traded partnership taxable as a corporation.

If it were determined that the Fund should be classified for federal income tax purposes as an association taxable as a corporation or as a publicly traded partnership taxable as a corporation (as a result of a change in law, changes in IRS ruling guidelines or administrative positions, a change in facts or otherwise), income and losses of the Fund would be reflected on its own federal income tax return rather than being passed through to the Limited Partners, and the Fund would be required to pay federal income tax at corporate income tax rates on its net ordinary income and capital gains, thereby substantially reducing the amount of cash available for investment or for distribution to the Limited Partners.  Furthermore, all or a portion of any distributions made by the Fund to the Limited Partners could be treated as ordinary dividend income regardless of the source from which they were generated.  The following discussion assumes that the Fund will be treated as a partnership for federal income tax purposes.

Taxation of Limited Partners

The Fund, as a partnership, will not be subject to federal income tax.  Rather, each Limited Partner will be required to report on its federal income tax return such Limited Partner’s allocable share of the Fund’s income, gains, losses, deductions, credits and other items for the Fund’s taxable year ending with or within the Limited Partner’s taxable year, whether or not any distribution of cash or other property is made to the Limited Partner in that year.

       At the end of each taxable year, items of Fund income, expense, gain, loss and deduction, as determined for federal income tax purposes, will be allocated among the Limited Partners  that held  Interests  during such taxable year.   A Limited Partner’s  distributive  share of such  items for  federal income tax purposes generally  is determined by the allocations made pursuant to the Limited Partnership Agreement, unless the items so allocated do not have “substantial economic effect” and are not in accordance with the Limited Partners’ interests in the Fund.  Under the Limited Partnership Agreement, tax allocations are generally made in a manner consistent with the financial allocations made to the Limited Partners’ Capital Accounts and therefore either should have substantial economic effect or should be in accordance with the Limited Partners’ respective interests in the Fund.

Accrual of Interest and Effect of Payment Uncertainty

The Fund will be an accrual method taxpayer for federal income tax purposes, and will generally be required to take interest income into account as it accrues rather than when it is paid.  However, the Fund may generally not be required to include interest in income as it accrues if the interest is “uncollectible” when the right to receive the income becomes fixed.  This factual standard, which must be met in order for an accrual method taxpayer to cease to accrue interest on the basis that the interest is uncollectible, is difficult to apply in any particular case, and the IRS may disagree with any determination by the Fund that interest is uncollectible.  Generally, accrual of interest income for federal income tax purposes may not cease unless it is reasonably certain that the interest will not be collected.

In addition, if the Fund holds debt instruments that are issued with original issue discount, such original issue discount will be includible in taxable income in accordance with the rules concerning original issue discount.  It is unclear whether the holder of a debt instrument issued with original issue discount may cease to accrue such original issue discount where the issuer’s ability to pay on the debt instrument is doubtful.  The IRS has generally taken the position in audits and examinations that there is no “uncollectibility” exception to the accrual of original issue discount, despite its similarity to accrued and unpaid interest.

To the extent that the Fund purchases debt instruments at a discount that were not issued at a discount, that discount may be “market discount” under the Code and any accrued market discount required to be reported as income upon the receipt of a partial principal payment will be treated as ordinary income for federal income tax purposes.

On the other hand, if any “security” held by the Fund becomes worthless, any loss resulting therefrom will be treated as a capital loss under Section 165(g) of the Code rather than an ordinary loss.  A “security” includes a share of stock in a corporation or any debt instrument issued by a corporation or government with interest coupons or in registered form.  The deductibility of capital losses is subject to significant limitations under the Code.  See “— Tax on Capital Gains and Losses,” below.

If partial payments on a debt instrument are received by the Fund in a circumstance in which it is reasonably certain that (i) not all amounts due under the debt instrument will be paid, (ii) less than the principal amount of the debt instrument will ultimately be paid, or (iii) the Fund will not even recover the amount of its investment in the debt instrument, the treatment of such partial payments, whether as interest or as market discount or as a return of capital, is unclear.  It is possible that the Fund may be required to report ordinary income upon the receipt of such partial payments and to claim a bad debt or worthless security loss, which may be characterized as a capital loss subject to significant limitations on deductibility, upon the final liquidation of its interest in that debt instrument.

In certain circumstances, holdings by the Fund in debt securities may result in ordinary income being reported in earlier tax years with respect to such securities that may ultimately be offset only by capital losses in later years upon the final liquidation or the partial or total worthlessness of such securities.

As the Fund will hold a substantial part of its portfolio in debt securities, Limited Partners may be required to include in income accrued interest and original issue discount, which will be ordinary income, with respect to debt instruments held by the Fund even though there is uncertainty as to whether such amounts will ever be received by the Fund.  If an item of income is accrued and subsequently becomes uncollectible, the effect is a deduction, rather than the elimination of the accrual, even if the item becomes uncollectible in the same tax year that it is accrued.  Accordingly, Limited Partners may be subject to character mismatches where the Fund is required to accrue an amount of interest or original issue discount with respect to a capital asset which is subsequently sold at a loss.

Limitations on Deductibility of Fund Losses by Limited Partners

The amount of any Fund loss that a Limited Partner is entitled to include on its income tax return is limited to such Limited Partner’s adjusted tax basis for its Interest as of the end of the Fund’s taxable year in which such loss occurred.  Generally, a Limited Partner adjusted tax basis for its Interest is the amount paid for such Interest reduced (but not below zero) by such Limited Partner share of losses and expenses, and any distributions made to such Limited Partner, and increased by such Limited Partner’s share of the Fund’s income, including gains, and additional Capital Contributions made by such Limited Partner.

Cash Distributions

Cash received from the Fund by a Limited Partner as a distribution generally is not reportable as taxable income by such Limited Partner, except to the extent such distribution exceeds such Limited Partner’s adjusted tax basis for its Interest.  Any such excess is taxable to such Limited Partner as gain from the sale or exchange of such Interest.  Because allocations of Fund income increase the tax basis for a Limited Partner’s Interest at the end of the taxable year, cash distributions during the taxable year could result in taxable gain to a Limited Partner even though no gain would result if the same cash distributions were made following the Fund’s allocation of income at the end of the taxable year.

A cash distribution in respect of all of a Limited Partner’s Interest should generally result in the recognition of capital gain or loss for federal income tax purposes.  Such gain or loss will be equal to the difference, if any, between the amount of such distribution and the Limited Partner’s adjusted tax basis for its Interest (including such Limited Partner’s distributive share of the Fund’s income or loss for the year of such distribution).  Such capital gain or loss will be short-term or long-term depending upon the Limited Partner’s holding period for its Interest.  However, if this fund holds unrealized receivables, a redeeming Limited Partner will recognize ordinary income to the extent of such Limited Partner’s share of the gain on such unrealized receivables (as determined pursuant to the Code).  For these purposes, accrued but untaxed market discount, if any, on securities held by the Fund will be treated as an unrealized receivable, with respect to which a redeeming Limited Partner would recognize ordinary income.

Distributions in Kind

The Fund may make distributions in kind rather than in cash.  In general, a Limited Partner will not recognize gain or loss on the distribution of property (other than cash as described above).  The Limited Partner’s tax basis for any distributed property (other than property distributed in liquidation of the Limited Partner’s Interest) will be the same as the Fund’s tax basis in such property immediately prior to the distribution but not in excess of the Limited Partner’s tax basis for its Interest.  A Limited Partner which receives an in-kind distribution of property in liquidation of its Interest will have a basis in such property equal to such Limited Partner’s adjusted basis in its Interest, reduced by any money distributed in the transaction.  Under certain circumstances, distributions of marketable securities are treated for federal income tax purposes as though they were distributions of cash in an amount equal to their fair market value as of the date of the distribution.  However, the Fund may qualify for an exception to such treatment available for investment partnerships.

Debt Restructuring

There are a number of uncertainties under federal income tax law relating to debt restructurings.  In general, a “significant modification” of a debt obligation is treated as a taxable event, with the resulting gain or loss measured by the difference between the principal amount (or, in some cases, the fair market value) of the debt after the modification and the holder’s tax basis in such debt before the modification. Other than for certain modifications specified in Treasury Regulations, the determination of whether a modification is “significant” is based on all of the facts and circumstances.  Therefore, it is possible that the IRS could take the position that a restructuring of a debt instrument acquired by the Fund amounts to a “significant modification” that should be treated as a taxable event even if the Fund did not so treat the restructuring on its tax return.  A restructuring that results in a “significant modification” could also result in the conversion of market discount into original issue discount, causing holders to have to accrue discount income currently.

Tax on Capital Gains and Losses

The maximum tax rate for non-corporate taxpayers on adjusted net capital gain is 15% for most gains recognized on or before December 31, 2010.  Adjusted net capital gain is generally the excess of net long-term capital gain (the net gain on capital assets held for more than 12 months) over net short-term capital loss (the net loss on capital assets held for 12 months or less).  Capital losses are deductible by non-corporate taxpayers only to the extent of capital gains for the taxable year plus $3,000.  Net short-term capital gain (i.e., net gain on assets held for 12 months or less) is subject to tax at the same rates as ordinary income.  In general, a non-corporate taxpayer is not permitted to carry back a capital loss to prior taxable years.

Foreign Taxes and Foreign Tax Credits

Interest and dividends paid on securities of foreign issuers held by the Fund may be subject to taxes imposed by a foreign country.  Subject to the requirements and limitations imposed by the Code, Limited Partners may elect to claim their allocable share of any such foreign taxes paid by the Fund as a foreign tax credit against their federal income tax liability.  Pursuant to the Treasury Regulations under Section 704(b) of the Code, foreign tax credits must be allocated in accordance with the receipts that generate such credits.  Limited Partners who do not elect to claim a foreign tax credit may claim a deduction for their allocable share of such foreign taxes (subject to other applicable limitations on the deductibility of such taxes).

Taxation of Foreign Currency Transactions Relating to Investment in Foreign Securities

Certain trading by the Fund in securities of foreign issuers may constitute “Section 988 transactions.” Section 988 transactions include entering into transactions in which the amount paid or received is denominated in terms of a nonfunctional currency (or determined by reference to the value thereof) other than the taxpayer’s “functional” currency (i.e., the U.S. dollar in the case of the Fund).  In general, foreign currency gain or loss on Section 988 transactions is treated as ordinary income or loss.  Various tax elections relating to the characterization of gains or losses attributable to such transactions may be available to the Fund.

Trading and Investing in Derivatives

The Fund may invest in and trade derivative instruments, the proper tax treatment of which may not be entirely free from doubt. Limited Partners will be required to treat any such derivatives for federal income tax purposes in the same manner as they are treated by the Fund. In addition, the U.S. Treasury Department has issued proposed regulations that address the timing and character of contingent non-periodic payments on notional principal contracts. If finalized in their current form, these regulations could affect the tax treatment of payments on derivatives treated as notional principal contracts.  Potential investors should consult their tax advisers regarding an investment in a partnership, like the Fund, that invests and trades in derivatives.

General Tax Considerations

Limited Deduction for Certain Expenses

The Management Fee and other expenses of the Fund may be subject to the limitations imposed on miscellaneous itemized deductions, which as to individuals are deductible on a limited basis under Section 67(c) of the Code.  Specifically, expenses subject to such limitations are deductible by a non-corporate taxpayer for federal income tax purposes only to the extent that those expenses, when combined with its other expenses deductible under Section 67(c) of the Code for the year, exceed 2% of its adjusted gross income (and would not be deductible at all for alternative minimum-tax purposes).  The deductible portion of those expenses is further reduced by an amount equal to, generally, 1% of the individual taxpayer’s adjusted gross income in excess of a certain threshold amount.  The 1% reduction will be eliminated for tax years beginning in 2010, but will be reinstated and increased to 3% for tax years beginning after December 31, 2010.

PROSPECTIVE INVESTORS MUST CONSULT THEIR OWN TAX ADVISERS CONCERNING THE FOREGOING ISSUE, WHICH IS A MATTER OF UNCERTAINTY AND COULD HAVE A MATERIAL IMPACT ON AN INVESTMENT IN THE FUND IN TERMS OF THE TOTAL TAX PAYABLE.

Carried Interest

The Carried Interest will be reported by the Fund for tax purposes as a distributable share of the Fund’s taxable profit allocated to Declaration rather than to the Limited Partners in accordance with their respective interests in the Fund.  The IRS could contend that the Carried Interest should be treated as an “advisory fee” subject to the limitations on deductibility described above.

“At Risk” Limitation on Deductibility of Losses

A Limited Partner that is subject to the “at risk” limitations (generally, non-corporate taxpayers and certain closely held corporations) may not deduct losses of the Fund (including capital losses) to the extent that they exceed the amount it has “at risk” with respect to its interest in the Fund at the end of the year.  The amount that a Limited Partner has “at risk” is generally the same as its adjusted tax basis in its Interest, except that it generally does not include any amount that it has borrowed on a non-recourse basis or from a person who has an interest in the Fund or a person related to such person.  Losses denied under the “at risk” limitations are suspended and may be deducted in subsequent years, subject to these and other applicable limitations.

Passive Activity Rules

The investment activities of the Fund do not constitute a “passive activity,” with the result that losses resulting from a Limited Partner’s “passive activities” cannot be offset against the Fund’s income.

Syndication Fees

Neither the Fund nor the Limited Partners will be entitled to any deduction for any placement and/or referral fees paid to persons who introduce prospective investors.

Potential Consequences of Transfers of Interests

If immediately after a Limited Partner transfers an Interest, the Fund’s adjusted basis in its property exceeds the fair market value of such property by more than $250,000, the Fund generally will be required to adjust the basis of its property with respect to the transferee Limited Partner.  The Fund may make an election, if available, to eliminate the requirement to make such a basis adjustment.

Taxation of Tax-Exempt Partners

Generally, qualifying tax-exempt organizations, including pension and profit-sharing plans, are exempt from federal income taxation. This general exemption from tax does not apply to the “unrelated business taxable income” (“UBTI”) of a tax-exempt organization.  UBTI includes “unrelated debt-financed income,” which, for any taxable year, generally consists of (i) income derived by a tax-exempt organization (directly or through a partnership) from income-producing property with respect to which there is “acquisition indebtedness” at any time during the taxable year and (ii) gains derived by a tax-exempt organization (directly or through a partnership) from the disposition of property with respect to which there is “acquisition indebtedness” at any time during the twelve-month period ending with the date of such disposition.

The Fund may not incur debt to finance its investment and trading activities.  If the Fund does not incur debt to finance its investment and trading activities, generally none of the income or capital gains recognized by the Fund should constitute “unrelated debt-financed income” under Section 514 of the Code.  However, if the Fund did incur such debt notwithstanding this prohibition, some of the income or capital gains recognized by the Fund may constitute “unrelated debt-financed income” under Section 514 of the Code.  To the extent that income or gain of the Fund is characterized as “unrelated debt-financed income,” a tax-exempt investor in the Fund would be required to report such income or gain as UBTI and would be required to pay federal income taxes on such UBTI at the same rate as applicable to corporations or trusts (currently 35%).  It is also possible that the IRS could assert that the amount of “unrelated debt-financed income” allocable to a tax-exempt investor exceeds the amount of net income allocable to such investor because, in general, only certain portions of the Fund’s trading activities may be debt-financed, and losses on other trading might not be allowed to offset gains on debt-financed trading.

In addition, income and gain recognized by a tax-exempt investor through its investment in the Fund will be treated as UBTI to the extent such tax-exempt investor borrowed funds that constitute “acquisition indebtedness” within the meaning of Section 514 of the Code to purchase its Interests in the Fund.

A charitable remainder trust that recognizes any UBTI in any taxable year is subject to a 100% tax on all of the trust’s UBTI earned during such year.  Accordingly, an investment in the Fund may not be an appropriate investment for a charitable remainder trust and may be unsuitable for other tax-exempt investors.

Taxation of Non-U.S. Partners

Based on statutory “safe harbors”, the Fund will not be considered to be engaged in a U.S. trade or business, so long as (i) it is not considered a dealer in stocks, securities or commodities, and does not regularly offer to enter into, assume, offset, assign, or terminate positions in derivatives with customers, (ii) the Fund’s U.S. business activities (if any) consist solely of investing in and/or trading stocks or securities, commodities of a kind customarily dealt in on an organized commodity exchange (if the transaction is of a kind customarily consummated at such place) and derivatives for its own account, and (iii) any entity in which the Fund invests that is treated as a disregarded entity or partnership for federal income tax purposes is not engaged in, or deemed to be engaged in, a U.S. trade or business. The Fund intends to conduct its affairs in conformity with the statutory safe harbors.

Assuming the Fund is not engaged in, or deemed to be engaged in, a U.S. trade or business, non-U.S. Limited Partners (except as those described below) will generally not be subject to federal income tax on their allocable share of Fund income and the gain realized on the sale or disposition of Interests. However, such non-U.S. Limited Partners will be subject to a 30% U.S. withholding tax on the gross amount of their allocable share of income that is (i) U.S. source interest income that falls outside the “portfolio interest” exception or other available exception to withholding tax, (ii) U.S. source dividend income, and (iii) any other U.S. source fixed or determinable annual or periodical gains, profits, or income.

Non-U.S. Limited Partners who are resident alien individuals of the United States (generally, individuals lawfully admitted for permanent residence, or who have a “substantial presence,” in the United States) or for whom their allocable share of Fund income and gain, and the gain realized on the sale or disposition of a Fund interest, is otherwise effectively connected with their conduct of a U.S. trade or business will be subject to federal income taxation on such income and gains.

In addition, in the case of a non-resident alien individual, any allocable share of capital gains will be subject to a 30% federal income tax (or lower treaty rate if applicable) if (i) such individual is present in the United States for 183 days or more during the taxable year and (ii) such gain is derived from U.S. sources. Although the source of such gain is generally determined by the place of residence of the non-U.S. Limited Partners, resulting in such gain being treated as derived from non-U.S. sources, source may be determined with respect to certain other criteria resulting in such gain being treated as derived from U.S. sources. Non-resident alien individuals should consult their tax advisors with respect to the application of these rules to their investment in the Fund.

If, notwithstanding the Fund’s intention, the Fund were engaged in, or deemed to be engaged in, a U.S. trade or business for a taxable year, non-U.S. Limited Partners would also be deemed to be so engaged by virtue of their ownership of Interests and each non-U.S. Limited Partners would be required to file a federal income tax return for such year and pay tax on its income and gain that is effectively connected with such U.S. trade or business at the tax rates applicable to similarly situated U.S. persons.  In addition, any non-U.S. Limited Partner that is a corporation for federal income tax purposes may be required to pay a branch profits tax equal to 30% (or lower treaty rate, if applicable) of the dividend equivalent amount for the taxable year.

In any event, the Fund will be required to provide the name of each Limited Partner, including non-U.S. Limited Partners, on its Federal income tax return.

State and Local Taxes

In certain cases, the Fund or its Limited Partners may be subject to state and local taxes in states in which the profits of the Fund are deemed to be sourced.  Each Limited Partner may be required to report and pay state and local tax on such Limited Partner’s distributive share of the profits of the Fund in the state and municipality in which the Limited Partner resides and/or other jurisdictions in which income is earned by the Fund.

Fund Audits

The tax treatment of Fund items is determined at the Fund level rather than at the Limited Partner level.  Declaration is the “Tax Matters Partner” of the Fund with the authority to determine the Fund’s response to an audit.  The limitations period for assessment of deficiencies and claims for refunds with respect to items related to the Fund is generally 3 years after the Fund’s return for the taxable year in question is filed, and Declaration has the authority to, and may, extend such period with respect to all Limited Partners.  Certain tax positions which Declaration may elect to take on behalf of the Fund may increase the chance that the Fund’s return will be audited.  If an audit results in an adjustment, all Limited Partners, current and former, may be required to pay additional tax, interest and, possibly, penalties.  There can be no assurance that the Fund’s tax return will not be audited by the IRS or that no adjustments to such returns will be made as a result of such an audit.

EACH PROSPECTIVE INVESTOR SHOULD CONSULT WITH AND MUST RELY ON SUCH PROSPECTIVE INVESTOR’S OWN TAX ADVISERS REGARDING THE TAX CONSEQUENCES OF INVESTING IN THE FUND.

INVESTMENTS BY EMPLOYEE BENEFIT PLANS

The following section sets forth certain consequences under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and the Code which a fiduciary of an “employee benefit plan” as defined in, and subject to the fiduciary responsibility provisions of, ERISA or of a “plan” as defined in and subject to Section 4975 of the Code who has investment discretion should consider before deciding to invest the plan’s assets in the Fund (such “employee benefit plans” and “plans” being referred to herein as “Plans,” and such fiduciaries with investment discretion being referred to herein as “Plan Fiduciaries”).  The following summary is not intended to be complete, but only to address certain questions under ERISA and the Code that are likely to be raised by the Plan Fiduciary’s own counsel.

*           *           *           *

Any discussion of federal tax issues set forth in this Prospectus was written to support the promotion and marketing by the Fund and Declaration of the Interests.  Such discussion is not intended or written to be legal or tax advice to any person and is not intended or written to be used, and cannot be used, by any person for the purpose of avoiding any  federal tax penalties that may be imposed on such person.  Each investor should seek advice based on its particular circumstances from an independent tax advisor.

*           *           *           *

In general, the terms “employee benefit plan” as defined in ERISA and “plan” as defined in Section 4975 of the Code together refer to any plan or account of various types which provides retirement benefits or welfare benefits to an individual or to an employer’s employees and their beneficiaries.  Such plans and accounts include, but are not limited to, corporate pension and profit-sharing plans, “simplified employee pension plans,” Keogh plans for self-employed individuals (including partners), individual retirement accounts described in Section 408 of the Code, and medical benefit plans.

Each Plan Fiduciary must give appropriate consideration to the facts and circumstances that are relevant to an investment in the Fund, including the role an investment in the Fund plays in the Plan’s investment portfolio.  Each Plan Fiduciary, before deciding to invest in the Fund, must be satisfied that investment in the Fund is a prudent investment for the Plan, that the investments of the Plan, including the investment in the Fund, are diversified so as to minimize the risks of large losses, and that an investment in the Fund complies with the documents of the Plan and related trust.

Fund’s Assets are not “Plan Assets”

Because the Fund is registered as an investment company under the 1940 Act, the underlying assets of the Fund are not considered to be “plan assets” of the Plans investing in the Fund for purposes of ERISA’s fiduciary responsibility and prohibited transaction rules or the prohibited transaction rules of Section 4975 of the Code.  Thus, Declaration is not a fiduciary with respect to the assets of any Plan that becomes a Limited Partner of the Fund and the Fund’s operations are not subject to ERISA or Section 4975 of the Code, solely as a result of the Plan’s investment in the Fund.

Ineligible Purchasers

In general, Interests may not be purchased with the assets of a Plan if Declaration, [distributor], any of their respective affiliates or any of their respective employees either:  (a) has investment discretion with respect to the investment of such plan assets; (b) has authority or responsibility to give or regularly gives investment advice with respect to such plan assets, for a fee, and pursuant to an agreement or understanding that such advice will serve as a primary basis for investment decisions with respect to such plan assets and that such advice will be based on the particular investment needs of the Plan; or (c) is an employer maintaining or contributing to such Plan.  A party that is described in clause (a) or (b) of the preceding sentence is a fiduciary under ERISA and the Code with respect to the Plan, and any such purchase might result in a “prohibited transaction” under ERISA and the Code.

Except as otherwise set forth, the foregoing statements regarding the consequences under ERISA and the Code of an investment in the Fund is based on the provisions of the Code and ERISA as currently in effect, and the existing administrative and judicial interpretations thereunder.  No assurance can be given that administrative, judicial or legislative changes will not occur that may make the foregoing statements incorrect or incomplete.

ACCEPTANCE OF CAPITAL CONTRIBUTIONS ON BEHALF OF PLANS IS IN NO RESPECT A REPRESENTATION BY DECLARATION OR ANY OTHER PARTY RELATED TO THE FUND THAT THIS INVESTMENT MEETS THE RELEVANT LEGAL REQUIREMENTS WITH RESPECT TO INVESTMENTS BY ANY PARTICULAR PLAN OR THAT THIS INVESTMENT IS APPROPRIATE FOR ANY PARTICULAR PLAN.  THE PERSON WITH INVESTMENT DISCRETION SHOULD CONSULT WITH ITS ATTORNEY AND FINANCIAL ADVISERS AS TO THE PROPRIETY OF AN INVESTMENT IN THE FUND IN LIGHT OF THE CIRCUMSTANCES OF THE PARTICULAR PLAN.

ELIGIBLE INVESTORS

Each prospective investor is required to meet the qualifications specified in the Fund’s Subscription Agreement.  Those prospective investors that meet such qualifications are referred to herein as “Eligible Investors.”  Among such qualifications, each Eligible Investor must be (i) an “accredited investor,” as defined in Regulation D under the Securities Act; and (ii) a “qualified client,” as defined in Rule 205-3 of the Advisers Act, except as otherwise determined by the Fund.

An investor qualifies as an “accredited investor,” as defined in Regulation D under the Securities Act if the investor:

For Corporations, Limited Partnerships or Limited Liability Companies: (a) has total assets in excess of $5,000,000 and was not formed for the specific purpose of investing in the Fund; or (b) all of the equity owners, unit owners and participants of the investor are Accredited Investors.

For Trusts: (a) has total assets in excess of $5,000,000 and was not formed for the specific purpose of investing in the Fund; or (b) is a bank as defined in Section 3(a)(2) of the Securities Act, is acting in its fiduciary capacity as trustee and is subscribing for the Interest on behalf of a trust which qualifies as an Accredited Investor.  (“Bank” is defined in Section 3(a)(2) of the Securities Act as “any national bank, or any banking institution organized under the laws of any State . . . the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official.”); or (c) is a revocable trust which may be amended or revoked at any time by the grantors thereof, and all of the grantors are Accredited Investors.

For Banks: is a bank as defined in Section 3(a)(2) of the Securities Act acting in its individual capacity.

For Insurance Companies: is an insurance company as defined in Section 2(13) of the Securities Act acting in its individual capacity.  (“Insurance company” is defined in Section 2(13) of the Securities Act as “a company which is organized as an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies, and which is subject to supervision by the insurance commissioner, or a similar official or agency, of a State.”)

An investor qualifies as a “qualified client,” as defined in Rule 205-3 of the Advisers Act if the investor:  (a) has a net worth in excess of $1,500,000 or (b) is a “qualified purchaser” under Section 2(a)(51)(A) of the 1940 Act.

These are regulatory minimums only; particularly in view of the “special purpose vehicle,” concentrated portfolio character of the Fund, all investors must also be highly financially sophisticated and capable of evaluating the complex risks of an investment in, and the structure of, the Fund.

SUBSCRIPTION PROCEDURE

The minimum Capital Contribution for investors is $[     ], although Declaration, in its discretion, may waive this minimum investment requirement. Declaration reserves the right to reject any subscription in whole or in part as well as to terminate, suspend or postpone the offering of the Interests at any time without notice.

In order to subscribe for Interests in this Public Offering, a properly completed Subscription Agreement in the form which accompanies this Prospectus or otherwise provided to investors by the Fund should be received by the Fund’s [distributor] prior to the Public Offering Closing Date.

Procedures and requirements for the delivery of Subscription Agreements and Capital Contributions to the Fund are set forth in the Subscription Agreement or will otherwise be provided to investors by the Fund’s [distributor].  All Subscriptions are irrevocable.

Investors whose subscriptions are accepted will not be credited with any interest earned on any Capital Contributions received prior to the issuance of their Interests; rather, any such interest will become a general asset of the Fund.  Investors should not transmit any Capital Contribution until Declaration or the Fund’s [distributor] has confirmed the acceptance of their Subscription Agreements.

PROSPECTIVE INVESTORS MUST CONSULT THEIR OWN TAX, LEGAL AND FINANCIAL ADVISERS WITH RESPECT TO THEIR PARTICULAR CIRCUMSTANCES AND THE SUITABILITY OF AN INVESTMENT IN THE FUND.

NET ASSET VALUATION

General

The Fund processes Capital Contributions on the basis of Net Asset Values that include a fair value determination of the Fund’s investments.  Such fair value may differ materially from the actual or realizable value of such assets.  The Board has approved procedures pursuant to which the Fund determines the fair value of its investments.  See “— Fair Value,” below.

The Fund’s “Net Asset Value” is calculated as of each Valuation Date.  A Valuation Date generally occurs at least quarterly for reporting purposes and also as of the date of any Capital Contribution.  Net Asset Value is calculated taking into account all assets and liabilities of the Fund, including, without limitation, administration, insurance, legal, audit and other professional fees and expenses.  The calculation of the Fund’s Net Asset Value has been delegated by the Board to the Administrator/Custodian and Declaration, subject to the ultimate supervision of the Board.

The Board has approved procedures pursuant to which the Fund determines the fair value of its investments.  The objective of such procedures shall be compliance with GAAP, as well as with Financial Accounting Standards Board, Statement of Financial Accounting Standard No. 157, “Fair Value Measurements.”

The instruments traded by the Fund are and will be difficult to value (in fact, the Fund has been formed specifically in an attempt to exploit certain mispricings in the asset-backed and mortgage credit markets), and the Fund’s portfolio valuations, even if generally accurate, may be highly volatile.  Asset values will be determined according to third-party pricing sources when available, but those assets that lack the equivalent of a readily marketable price, must be priced based on models (which are inherently imprecise) pursuant to procedures approved by the Board.  Valuation uncertainty and volatility (and the resulting potential economic dilution) is a principal additional risk of investing in the Fund.

In general, the Net Asset Value of the Fund will be determined according to the following principles:

(a)	Loans will be valued at their fair value. In many cases, cost less any impairment reserves may be considered the best approximation of fair value.

(b)
Securities which are listed and traded predominantly on one or more securities exchanges will be valued at the price, as disseminated by quotation services, on the principal exchange on which such securities are traded at a pre-determined time on each selected Valuation Date as appropriate for each type of security.  If no sale occurred on the Valuation Date, such securities will be valued at the mean of the closing bid and ask prices.

(c)
Securities that trade predominantly in the over-the-counter market will be generally valued at the mean of their closing bid and ask prices as obtained from or confirmed by dealers or pricing services.

(d)
Over-the-counter derivatives will be generally valued:  (i) at the mean of their closing bid and ask prices as obtained from or confirmed by dealers; (ii) based on models that are generally recognized by the industry with the inputs to the models being obtained from or confirmed by brokers or quotation reporting systems; or (iii) by pricing services.

(e)
Investment assets initially valued in currencies other than U.S. dollars will be converted to U.S. dollars at exchange rates quoted by established market makers at a time on each Valuation Date that is generally accepted by the industry as appropriate for each different currency.

(f)
Futures and options on futures which are listed on one or more exchanges will be valued at the closing price on the principal exchange on each Valuation Date.  If a future or option on a future is still trading, the Administrator/Custodian will value it at the average of its bid and ask price on the principal exchange at a predetermined time on each Valuation Date.

(g)
All options which are listed on one or more exchanges will be valued at the mean of their closing bid and ask prices on the principal exchange.  If an option is still trading, the Administrator/Custodian will value the option at the average of its bid and ask price on the principal exchange at a predetermined time on each Valuation Date.

(h)	Non-U.S. income and withholding taxes imposed on the Fund are treated as an expense as such taxes accrue.

(i)
The Administrator/Custodian and/or Declaration may determine to use a different value for any asset than would be assigned pursuant to paragraphs (a)–(h) above, if Declaration determines that to do so would better reflect fair value.

Valuation uncertainty and volatility (and the resulting potential economic dilution) is a principal additional risk of investing in the Fund — a risk to which many private investment funds are generally not subject.

Declaration may determine in good faith in accordance with procedures approved by the Board, the price of a particular security, which valuation is subject to ratification by the Board at its next regular meeting.

In the comparatively inefficient and developing character of the markets in which the Fund trades, objective pricing data may be unavailable.  Moreover, even third-party prices generally may not reflect the prices at which such third parties would be prepared to execute transactions.  For example, the Fund may hold relatively large positions in thinly-traded securities.  As a result, third party valuations may overstate the value of such positions in the event that these positions must be liquidated over a short period of time.

While Declaration will use good faith efforts to value all investments fairly in accordance with the procedures approved by the Board, many investments may be difficult to value and may be subject to varying interpretations of value.  In such cases, Declaration may determine the value of such investments by, among other things, utilizing mark-to-market prices provided by dealers and pricing services and, if considered necessary or advisable by Declaration through relative value pricing, fair value pricing or manager marks.  A material portion of the Fund’s assets may be valued pursuant to paragraph (i) above.  Any such decision would be made in good faith, and subject to the review and supervision of the Board.

The procedures approved by the Board provide that Declaration will review the valuations provided by third parties, including pricing services.  The procedures approved by the Board provide that Declaration may also value certain positions on the basis of Declaration’s own pricing models.  In addition, pursuant to such procedures, the Fund is expressly authorized to make all financial allocations, as well as to determine all Net Asset Values, based on estimates and unaudited financial information.  Furthermore, the Fund generally will not restate allocations or Net Asset Value determinations previously made in order to reflect the difference between estimated and final allocations and Net Asset Values, but rather will reflect such difference entirely in the fiscal period in which such difference is recognized.

The Board may postpone the determination of Net Asset Value in the event that it, in consultation with Declaration, determines that it is not reasonably practicable to value a material portion of the Fund’s investments.  Declaration on behalf of the Fund will give prompt  notice of any such postponement to all Limited Partners and will use reasonable efforts to bring any such postponement to an end as soon as practicable.

Declaration accepts no responsibility regarding the valuation of the Fund’s positions other than to use its good faith efforts to implement the valuation methodology described above.

Fair Value

Fair Value is a GAAP concept.  GAAP requires that each asset held by “investment companies” (such as the Fund) be valued at “the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.”  Determining such fair value — in the absence of any market or reliable valuation model — can be both difficult and subjective.  Fair Value typically will not reflect the full, and potentially significant, profit (or loss) potential of the Fund’s illiquid positions unless a concrete “realization event” occurs, providing a basis for determining the amount at which hypothetical “willing parties” would have “exchanged” such illiquid positions.

In general, fair value represents a good faith approximation of the current value of an asset and is used when there is no public market or possibly no market at all for the asset.  The fair values of one or more assets may not be the prices at which those assets are ultimately sold.  In such circumstances, Declaration and/or the Board will reevaluate the Fund’s fair value methodology to determine, what, if any, adjustments should be made to the methodology.

The Board in consultation with Declaration will use reasonable efforts to establish fair value in accordance with GAAP.  The procedures approved by the Board provide that, where deemed appropriate by Declaration and consistent with the 1940 Act, the Fund’s illiquid positions may be valued at cost.  Cost would be used only when cost is determined to best approximate the fair value of the particular security under consideration.  For example, cost may not be appropriate when the Fund is aware of sales of similar securities to third parties at materially different prices or in other circumstances where cost may not approximate fair value (which could include situations where there are no sales to third parties).  In such a situation, the Fund’s investment will be revalued in a manner that Declaration, in accordance with procedures approved by the Board, determines in good faith best reflects approximate market value.  The Board will be responsible for ensuring that the valuation policies utilized by Declaration are fair to the Fund and consistent with applicable regulatory guidelines.

The Fund has detailed internal valuation principles.  Prospective investors are urged to review these procedures with Declaration directly.

LIQUIDITY

Redemptions

The Fund does not allow redemptions.

Transfers

The Interests may be transferred only with the consent of the Board, or Declaration as its delegate.  Such consent will be granted if transferee is an Eligible Investor and the transfer is permitted under applicable securities law restrictions, and the transfer will not result in the Fund constituting a publicly traded partnership for tax purposes.

GENERAL

The following description only summarizes certain of the detailed provisions of the Material Contracts, the terms of which are controlling.

Confidentiality

Limited Partners are required to maintain confidential information regarding Declaration or the Fund (except for information that is otherwise publicly available) unless Declaration gives express written approval for the Limited Partner not to do so.  A Limited Partner may, however, share confidential information with its professional advisers, with investors (in the case of an investor which is itself a private investment fund) or with any parent company or other person controlling such Limited Partner, provided that the Limited Partner has notified such other persons of the confidentiality of such information.  A Limited Partner may also disclose confidential information if required to do so by law or in response to regulatory reporting requirements or regulatory requests (including, for this purpose, from the National Association of Insurance Commissioners).

The Fund and Declaration will use reasonable best efforts to maintain all information concerning Limited Partners’ investments in the Fund in confidence.

 Financial Allocations of Net Profits and Net Losses

The Fund establishes a separate Capital Account for each Limited Partner.  Each Capital Account is adjusted to reflect such Limited Partner’s Capital Contributions and share of the Fund’s income, gain, loss and deduction, and distributions made from such Capital Account.

Gains and losses for a fiscal period are allocated as of the last day of such fiscal period such that the Capital Account of each Partner, immediately after giving effect to such allocation, is, as close as possible, equal (proportionately) to the amount of the distributions that would be made to such Partner during such fiscal period.  Declaration as general partner may, in its discretion, make such other assumptions as it deems necessary or appropriate in order to effectuate the intended economic arrangement of the partners.  All Limited Partners – irrespective of the Closing Date as of which they invest – participate pro rata in the Fund’s investments in accordance with their respective Fund Percentages.

Tax Allocations

For federal, state and local income tax purposes, each item of income, gain, loss, deduction and credit of the Fund will be allocated among the Partners as nearly as possible in the same manner as the corresponding item of income, deduction, gain or loss is allocated for Capital Account purposes pursuant to the Limited Partnership Agreement.  It is intended that the Capital Accounts will be maintained at all times in accordance with Section 704 of the Code and applicable Treasury Regulations thereunder, and that the provisions hereof relating to the Capital Accounts be interpreted in a manner consistent therewith.  Declaration as general partner, under the ultimate supervision of the Board, will be authorized to make appropriate adjustments to the allocations of items to comply with Section 704 of the Code or applicable Treasury Regulations thereunder, including a “qualified income offset”; provided that no such adjustment will have an adverse effect upon the amount distributable to any Partner hereunder.

Notice of Certain Loan Activities

The General Partner will use reasonable efforts to give written notice to all Limited Partners at least thirty days before the Fund or any of its representatives negotiates the terms of, or structures a new loan or any modification to an existing loan that constitutes a “significant modification” under Treasury Regulation 1.1001-3 or for Virginia tax purposes.  For the avoidance of doubt, the preceding sentence will not be construed to require the Fund to provide written notice to Limited Partners before the Fund engages in customary due diligence communications that would be reasonably necessary for a secondary market investor to make a reasonably informed decision to purchase a loan for its own account.

Reserves

Declaration as general partner may, from time to time, establish Reserves (funded or unfunded) to reflect contingent, uncertain, established or other potential liabilities and/or for any other reason.   Reserves will reduce the cash held by the Fund, and when Reserves are reversed the remaining balance will increase the Limited Partners’ Capital Account balances.

Voting Rights

Each Limited Partner’s voting rights are determined as equal to its Fund Percentage.

Optional Limitation on Voting Rights

The Limited Partnership Agreement permits investors who wish to do so, or are prohibited by law (for example, under the Bank Holding Company Act) from holding voting rights in excess of specified levels, to so limit their Fund Percentage for voting purposes.

Impermissible Events

In the event that a Person becomes a Limited Partner and as a result an Impermissible Event (as defined below) occurs, Declaration (under the supervision of the Board) may, but will be under no obligation to, exercise a number of remedies, including: (i) immediately requiring the withdrawal of part or all of such Limited Partner’s Capital Account and, subject to any law or governmental policy preventing or restricting such Limited Partner from agreeing to set-off or similar provisions, to the extent that the other Limited Partners have been damaged by the admission of such Limited Partner and such admission was permitted, in whole or in part, as a result of a misstatement or breach by such Limited Partner, such Person’s withdrawal proceeds will be debited by the amount which Declaration (under the supervision of the Board) determines is appropriate to compensate such other Limited Partners for any such damage, irrespective of whether Declaration had expressly consented thereto; (ii) causing the relevant Limited Partner to forfeit all or any portion of future distributions, other than in respect of a return of capital, made by the Fund; and (iii) causing the relevant Limited Partner to be excluded from participating in future Fund investments.  Furthermore, in the event that the Fund mandatorily withdraws the balance of a Capital Account, the Fund will pay withdrawal proceeds in respect of such Capital Account to the relevant Limited Partner, without interest, in one or more installments at any time after the commencement of the Distribution Period.

“Impermissible Event” means any event which would cause:  (i) the Fund not to qualify for an exemption from regulation under the Commodity Exchange Act (if the Fund is then relying on such an exemption); (ii) a violation under any Law or any contractual provision to which the Fund or any of its property is subject; or (iii) a Limited Partner to breach any of such Limited Partner’s representations, warranties or covenants set forth in the Limited Partnership Agreement or in such Person’s Subscription Agreement.

Amendments

The Limited Partnership Agreement may be amended, in whole or in part, with the approval of a majority of the Directors (including the vote of a majority of the Independent Directors, but only if such vote is required by the 1940 Act), except that: (i) any amendment also must be approved by Limited Partners representing a majority of the Fund Percentages if such approval by the Limited Partners is required by the 1940 Act or such amendment would adversely affect in any material respect the rights of the Limited Partners; (ii) any amendment also must be approved by all of the Limited Partners if such amendment would (A) adversely affect the limited liability of the Limited Partners under applicable Law; (B) cause the Fund to cease to be treated as a partnership for federal income tax purposes (unless doing so would increase the net after-tax return of the Fund’s trading to investors); (C) alter the provisions of the Limited Partnership Agreement relating to material amendments; or (D) alter the indemnification provisions of the Limited Partnership Agreement.  For purposes of the Partners voting on amendments or other Fund action, if the calculation of Net Asset Value is suspended as of the date of such vote, the Fund Percentage will be determined as of the most recent date that Net Asset Value was determined, subject to adjustment by Declaration as general partner may reasonably determine to reflect subsequent Capital Contributions and distributions.  Declaration as general partner will promptly notify all Limited Partners of all amendments.

Meetings of Partners

Actions requiring the vote of the Partners may be taken at a meeting of the Partners at which a quorum is present or by means of a written consent. Meetings of the Partners may be called by Declaration as general partner, by the Directors or by Partners holding at least a majority of the Fund Percentages (or, with respect to any such meeting called to consider the termination or continuance of the Investment Advisory Agreement, at least 10% of such vote).  Declaration is required to provide notice of the meeting to each Partner entitled to vote at the meeting within a reasonable time prior to the meeting.  The quorum requirements and other provisions regarding meetings of Partners are set forth in the Limited Partnership Agreement.

Declaration as general partner will provide, within a reasonable period of time, to any Limited Partner that so requests such information as is reasonably necessary for such Limited Partner to contact other Limited Partners for purposes of initiating a meeting of Partners to consider the termination or continuance of the Investment Advisory Agreement.

Positions Held After the Distribution Period

Although Declaration will use reasonable best efforts to liquidate all of the Fund’s positions prior to the end of the Distribution Period (May 15, 2013, subject to extension in the discretion of the Fund until May 15, 2014), it is possible that the Fund will hold positions which cannot be liquidated on economically viable terms by such date.  Any such investments will be held by the Fund until liquidated or, following notice, distributed to investors in kind.  If held until liquidation, the Fund will disburse the current income and principal payments generated by such investments as received, except that it may retain sufficient funds to pay its ongoing expenses.  If any such distributions are to be made in kind, Declaration will provide a general description of such investment assets by written notice at least ten business days prior to the Fund making such distribution in kind.  If, within five business days of delivery to it of such notice, a Limited Partner instructs Declaration to liquidate such investment assets, Declaration shall use commercially reasonable efforts on behalf of such Limited Partner to promptly liquidate such investment assets for maximum cash proceeds.  Any liquidation of investment assets distributed in kind will be at such Limited Partner’s sole risk and expense.  Declaration will not receive compensation for its duties in liquidating such in-kind distribution proceeds.  See “Expenses; Management Fees; Distributions – Form of Distributions.”

After the Distribution Period, no Management Fees will be paid and any Carried Interest after the Distribution Period will be allocated to Declaration at the time that any distribution is made with respect to such investments.  There can be no assurance when any investment assets remaining in the Fund after the Distribution Period will in fact be liquidated (which may not be until the maturity of the investment assets in question, or later in the event of the issuer’s financial distress).

Material Contracts

The following material contracts (as amended or supplemented from time to time, the “Material Contracts”) relate to the operation of the Fund.  These contracts may be inspected (without charge) during normal business hours at Declaration’s office and copies are available from Declaration or the Fund’s [distributor].  Prospective investors are urged to carefully review the Material Contracts in their entirety.

•	Subscription Agreement.

•	Limited Partnership Agreement.

•	Investment Advisory Agreement.

The description and summaries of the Material Contracts in this Prospectus do not purport to be complete; investors should refer to the actual Material Contracts for a complete statement and to understand their terms and conditions.  All Limited Partners (including their beneficial owners) will be conclusively presumed to have consented to the Material Contracts by subscribing to the Fund.

Reports

The Administrator/Custodian, with support from Declaration, sends to each Limited Partner, on a quarterly basis, a report on the Fund’s performance, investment activity, portfolio holdings and characteristics.  Such reports include market commentary from Declaration as well as (A) the Fund’s Net Asset Value, cumulative Capital Contributions, and cumulative distributions, and (B) for each Limited Partner, its own Capital Contributions and cumulative distributions.  Net Asset Value so reported separately identifies the Net Asset Value, calculated as set forth in the Limited Partnership Agreement, as well as the Net Asset Value Carried Interest applicable to the Fund as a whole and to each recipient Limited Partner’s Capital Account.

The Fund also makes quarterly holdings and semi-annual and annual report filings with the SEC as required by the 1940 Act.

The Fund’s annual report will be filed with the SEC and delivered to Limited Partners within 60 days after the end of each Fiscal Year.

Although Declaration does not anticipate the Fund not being able to do so, the Fund may not be able to deliver financial statements and Schedules K-1 to the Limited Partners before Limited Partners are required to file their federal, state and local income tax returns without extensions.  Limited Partners may need to obtain one or more such extensions as a result of their investment in the Fund.

Anti-Money Laundering Program

Regulations and executive orders administered by the Treasury Department’s Office of Foreign Assets Control (“OFAC”), comparable regulatory bodies in other jurisdictions and intergovernmental groups and organizations implementing anti-money laundering programs prohibit, among other things, the engagement in transactions with, and the provision of services to, certain foreign countries, territories, entities and individuals. The lists of OFAC prohibited countries, territories, persons and entities can be found on the OFAC web site at www.treas.gov/ofac.  Each prospective Limited Partner must represent and warrant in such Limited Partner’s Subscription Agreement that, among other things, neither the prospective Limited Partner, nor any person controlling, controlled by, or under common control with, the prospective Limited Partner, nor any person having a beneficial interest in the prospective Limited Partner, or for whom the prospective Limited Partner is acting as agent or nominee in connection with its investment in the Fund, is a country, territory, person or entity named on an OFAC list, or is a person or entity that resides or has a place of business in a country or territory named on such lists.  Neither Declaration nor any [distributor] for the Fund will accept any investment from any investor that cannot make the representation described in the preceding sentence.

In addition to OFAC restrictions, prospective investors and existing Limited Partners will be required to provide all information and documentation requested by the Fund, Declaration, or any [distributor] for the Fund in order for any of the foregoing to comply with anti-money laundering laws and regulations as well as, possibly, comparable laws and regulations in other jurisdictions.  This is an evolving area of the law, and the full extent of the disclosures which may be required cannot be predicted.

The Fund, Declaration and the Fund’s [distributor] each reserve the right to request such information as is necessary to verify the identity of a Subscriber.  In the event of delay or failure on the part of the Subscriber in producing any information required for verification purposes, the foregoing parties may refuse to accept the application, in which case any funds received will be returned without interest to the account from which they were originally debited.

The Fund and Declaration also each reserve the right to refuse to make any distribution to a Limited Partner if Declaration suspects or is advised that the payment of such  proceeds to such Limited Partner might result in a breach of applicable anti-money laundering or other laws or regulations by any person in any relevant jurisdiction, or if such refusal is considered necessary or appropriate to ensure the compliance by the Fund or Declaration with any such laws or regulations in any applicable jurisdiction.  In such event, the Fund or Declaration may also refuse any transfer submitted by the Limited Partner, segregate the assets attributable to the Limited Partner’s Interest and/or take such other action as the Fund or Declaration considers necessary or advisable in order to comply with law, including requiring the compulsory redemption of all or a portion of the Limited Partner’s Interest.

Proxy Voting Policies

Limited Partners may request a copy of Declaration’s Proxy Voting Policies and Procedures, as well as relevant proxy voting records, by contacting Declaration.

No Waiver of Federal or State Securities or Commodities Law Claims

None of the various exculpatory or indemnification provisions of the Material Contracts are to be interpreted as in any respect resulting in a Limited Partner waiving any rights or claims which such Limited Partner may have under any federal or state securities or commodities laws.

The exculpation and indemnification provisions of the Material Contracts will not be interpreted or applied by Declaration so as to abrogate or abridge, in any respect, Declaration’s fiduciary duty to act in, or not opposed to, the best interests of the Fund and as otherwise expressly set forth in the Material Contracts.

Compliance with the Advisers Act

Declaration is registered as an investment adviser with the SEC.  Accordingly, any provision of any Material Contract which is interpreted as being inconsistent with the Advisers Act will be considered null and void ab initio.

LEGAL AND ACCOUNTING MATTERS

Sidley Austin llp, Chicago, Illinois served as legal counsel to Declaration and the Fund in connection with the Fund’s organization and the preparation of this Prospectus.  Sidley Austin llp may continue to serve in such capacity in the future, but has not assumed any obligation to update this Prospectus.  Sidley Austin llp does not represent and has not represented the prospective investors in the course of the organization of the Fund, the negotiation of its business terms, the offering of the Interests or in respect of its ongoing operations.  Prospective investors must recognize that, as they have had no representation in the organization process, the terms of the Fund relating to themselves and the Interests have not been negotiated at arm’s length.

Sidley Austin llp’s engagement by Declaration and the Fund is limited to the specific matters as to which Sidley Austin llp is consulted by the Fund and, therefore, there may exist facts or circumstances which could have a bearing on the Fund’s financial condition or operations with respect to which Sidley Austin llp has not been consulted and for which Sidley Austin llp expressly disclaims any responsibility.

PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts  02110, serves as the independent registered public accounting firm for the Fund.

ACCESS TO INFORMATION

Declaration will answer all reasonable inquiries from prospective investors or their representatives concerning the Fund and Declaration, as well as any other matters related to this Prospectus and the offering of Interests; provided, that Declaration will not disclose any confidential or proprietary information, including information concerning Declaration’s proprietary investment techniques and the identity of any (direct or indirect) Limited Partner.  Declaration will not, however, disclose what it believes to be material information to certain Limited Partners but not to others.  Declaration will disclose to the Limited Partners material developments relating to Declaration when Declaration believes that such disclosure is appropriate or in the best interests of the Fund and the Limited Partners.  Typically, such disclosures will be included in the quarterly report referred to above.  Irrespective of any requests for additional information, all investors will be required to represent and warrant in their Subscription Agreements that they have subscribed for Interests solely on the basis of the information set forth in this Prospectus.

NO PROSPECTIVE INVESTOR SHOULD SUBSCRIBE WHO IS NOT FULLY SATISFIED THAT IT, OR ITS FINANCIAL REPRESENTATIVE, HAS ASKED FOR AND RECEIVED ALL INFORMATION NECESSARY TO EVALUATE THE MERITS AND RISKS OF AN INVESTMENT IN THE FUND.  ALL PROSPECTIVE INVESTORS MUST BE ABLE TO AFFORD THE SUBSTANTIAL RISKS OF THIS INVESTMENT, INCLUDING THE RISK OF SUBSTANTIAL LOSSES AND THE WHOLLY ILLIQUID CHARACTER OF THE INTERESTS.

NO PERSON SHOULD CONSIDER INVESTING IN THE FUND UNLESS SUCH PERSON IS HIGHLY FINANCIALLY SOPHISTICATED AND CAN BEAR THE RISK OF LOSING SUCH PERSON’S ENTIRE INVESTMENT IN THE FUND.

PROSPECTIVE INVESTORS MUST RECOGNIZE THAT THEY WILL BE COMMITTED TO THE FUND UNTIL ITS LIQUIDATION DESPITE POTENTIALLY MATERIAL CHANGES IN THE ECONOMIC CLIMATE, THE FUND, DECLARATION AND/OR THEIR OWN FINANCIAL CONDITION AND PORTFOLIO OBJECTIVES.

TABLE OF CONTENTS OF SAI

Appendix A

INTERESTS CANNOT BE TRANSFERRED WITHOUT THE CONSENT
OF THE GENERAL PARTNER AND COMPLIANCE WITH
APPLICABLE SECURITIES LAW EXEMPTIONS.

DMR MORTGAGE OPPORTUNITY FUND LP

THIRD AMENDED AND RESTATED

LIMITED PARTNERSHIP AGREEMENT

Dated as of [        ], 2009

DECLARATION MANAGEMENT & RESEARCH LLC

General Partner

DMR MORTGAGE OPPORTUNITY FUND LP

THIRD AMENDED AND RESTATED
LIMITED PARTNERSHIP AGREEMENT

(Cont.)

-iii-

(Cont.)

-iv-

THIRD AMENDED AND RESTATED
LIMITED PARTNERSHIP AGREEMENT
of
DMR MORTGAGE OPPORTUNITY FUND LP
(the “Fund”)

This Third Amended and Restated Limited Partnership Agreement (this “Agreement”) dated as of [           ], 2009 supersedes the Second Amended and Restated Limited Partnership Agreement of the Fund dated as of September 22, 2008, which shall be of no further force or effect, and provides for the governance of the Fund as follows:

ARTICLE I

ORGANIZATION

Section 1.1  Name; General Partner.

The Fund shall do business under the name of “DMR Mortgage Opportunity Fund LP.”  Declaration Management & Research LLC (“Declaration”) shall act as the general partner  of the Fund (in such capacity, the “General Partner”); provided that the board of directors of the Fund (the “Board”) has overall responsibility to oversee the business operations of the Fund on behalf of the limited partners (the “Limited Partners”).

Section 1.2 Purposes.

(a) The Fund shall register as a closed-end, non-diversified management investment company (a “CNMIC”) under the Investment Company Act of 1940, as amended (the “1940 Act”).  Under the direction of Declaration, acting in its capacity as investment adviser to the Fund pursuant to the Investment Advisory Agreement (in such capacity, the “Investment Adviser”) and subject to the supervision of the Directors, the Fund may engage, directly and indirectly, in all aspects of investing and trading as permissible for a CNMIC.  The Fund’s investment objective is to provide investors with attractive returns through long biased opportunistic investing in stressed, distressed and other undervalued mortgage-backed securities and related fixed-income assets.    Within the scope of this purpose and the applicable CNMIC restrictions, there is no limitation imposed by this Agreement on the markets or instruments in which the Fund may trade, the market sectors of the issuers of securities in which the Fund may invest or trade or the investment or trading strategies that the Fund may apply.

(b) The Fund shall operate as a CNMIC in accordance with the 1940 Act and subject to the fundamental policies and investment restrictions described in the Fund’s Form N-2, as filed with the SEC and as set forth in the Investment

Advisory Agreement, as may be amended from time to time (the “Investment Guidelines”).

(c) Subject to Sections 1.2(a) and (b), the Fund may trade and invest in all manner of Investment Assets to the fullest extent permitted for a CNMIC.

(d) The Fund may not incur any indebtedness for borrowed money.

(e) The Fund may designate from time to time persons to act as signatories for the Fund, including persons authorized to execute and deliver any filings with the SEC or applicable federal or state regulatory authorities or self-regulatory organizations.

(f) The Administrator/Custodian shall serve as the Fund’s administrator and custodian.  The Administrator/Custodian shall clear and settle all securities transactions for the Fund and shall also serve as the custodian of the Fund’s assets, assist the Fund in its day-to-day administration and act as the Fund’s registrar and transfer agent.

Section 1.3 Principal Office; Registered Office; Registered Agent.

The principal office of the Fund shall be at 1800 Tysons Boulevard, Suite 200, McLean, Virginia 22102.  The registered office of the Fund shall be at such location, and its registered agent for service of process shall be such entity, as is set forth in the Certificate of Formation.  Such principal office and/or registered agent may be changed by the General Partner subject to the approval of the Board and notice to all Limited Partners.

Section 1.4 Term.

The term of the Fund shall continue until the Fund is dissolved and wound up as provided in Section 7.1.

Section 1.5 Limited Partners.

(a) The Limited Partners, in their capacity as such, shall have only the powers specifically enumerated in this Agreement and shall not have any control over the business or operations of the Fund, any power to bind the Fund or any right to remove or replace the General Partner.

(b) The General Partner has delegated authority over the management and operations of the Fund to the Board, as set forth herein.

(c) A Partner may be simultaneously a General Partner and a Limited Partner, in which event the Partner’s rights and obligations in each capacity will be determined separately in accordance with the terms and provisions of this Agreement and as provided in the Act.

Section 1.6 Definitions.

For the purposes of this Agreement, the following terms — and, as appropriate, derivatives of such terms — shall have the meanings set forth below, unless the context otherwise requires:

“Act” shall mean the Delaware Revised Uniform Limited Partnership Act.

“Administrator/Custodian” shall mean Bank of America, N.A. (doing business as LaSalle Global Trust Services) or such other Person chosen from time to time by the General Partner, subject to the approval of the Board, as the administrator and custodian of the Fund.

“Advisers Act” shall mean the Investment Advisers Act of 1940.

“Affiliate” of a Person shall mean a Person controlling, controlled by or under common control with, that Person, either directly or indirectly through one or more intermediaries.

“Available Capital Commitment” shall mean a Private Offering Limited Partner’s Capital Commitment less all Capital Contributions made by such Limited Partner.

“Available Capital” shall mean cash held by the Fund in excess of any Reserves.

“Bankruptcy” shall mean, with respect to any Person, an adjudication that such Person is bankrupt or insolvent, such Person’s admission of such Person’s inability to pay such Person’s debts as they mature, its making a general assignment for the benefit of creditors, its filing a petition in bankruptcy or a petition for relief under any section of the United States Bankruptcy Code or any other bankruptcy or insolvency Law, or the filing against such Person of any such petition which is not discharged within 60 days after such filing.

“Board” means the board of the directors of the Fund who have been delegated the authority over the Fund’s management and operations as set forth in this Agreement.

“Business Day” shall mean any day other than a day on which commercial banks in New York City are authorized or required to be closed.

“Capital Account” shall mean, with respect to each Partner, the capital account established and maintained on the books of the Fund in accordance with this Agreement.

“Capital Call” shall mean a notice given by the General Partner to each Private Offering Limited Partner to make a Capital Contribution pursuant to such Limited Partner’s Capital Commitment.  Capital Calls must be made at least ten Business Days prior to the due date for the applicable Capital Contribution.

“Capital Commitment” shall mean the amount of Capital Contributions which each Private Offering Limited Partner agrees, in such Limited Partner’s Subscription and Capital Commitment Agreement, to make to the Fund.

“Capital Contribution” shall mean, with respect to each Limited Partner, the cash contributed to the Fund as set forth in the books and records of the Fund.

“Capital Termination.”  See Section 3.5.

“Carried Interest” See Section 6.2.

“Chairman” means the chairman of the Board, as elected from time to time by action of the Board.

“Closing Dates” shall mean May 15, 2008, September 22, 2008 and, in connection with the Public Offering, a date in May 2009 to be determined by the General Partner.

“CNMIC” See Section 1.2(a).

“Code” shall mean the Internal Revenue Code of 1986.

“Declaration” See Section 1.1.

“Declaration Client” shall mean each Person (including Affiliates of Declaration) whose investments or trading activities are directed by Declaration.  Limited Partners shall not be deemed to be Declaration Clients solely by virtue of owning an Interest.

“Declaration Party” shall mean (a) Declaration, (b) any Affiliate of Declaration, and (c) any owner, director, officer, portfolio manager, employee or any Person acting in a similar capacity of any of the foregoing.  For the avoidance of doubt, no Declaration Client or Limited Partner shall, solely in its capacity as such, be deemed to be a Declaration Party.

“Director”; “Directors” means a director of the Fund that was appointed in accordance with this Agreement (and includes William P. Callan, Jr. as the initial Director); references to the Directors shall, as appropriate, refer to the Board acting in such capacity.  At least a majority of the Directors must be Independent Directors.

“Distribution” means a distribution made by the Fund in accordance with the provisions of this Agreement.  Distributions may be made by the General Partner, subject to the ultimate authority of the Board, at any time and from time to time after the Reinvestment Period.

“Distribution Date” means the scheduled date that the General Partner, subject to the ultimate authority of the Board, determines that any Distribution is to be made by the Fund.

“Distribution Period” shall mean the period from the end of the Reinvestment Period through May 15, 2013, subject to extension at the option of the General Partner under the supervision of the Board, through May 15, 2014.

“Distribution Proceeds” means the amount due to a Limited Partner in respect of a Distribution.

“Draw Period” shall mean the period from the first Closing Date through the earlier of (a) the date that all Capital Commitments have been drawn down and (b) May 15, 2009, except as otherwise provided in Section 3.5(e).

“Drawdown” shall mean, with respect to a Private Offering Limited Partner, making a Capital Contribution pursuant to a Capital Call.

“Drawdown Date” shall mean the due date for a Capital Contribution by a Private Offering Limited Partner.

“Eligible Investors” shall mean Private Offering Eligible Investors and Public Offering Eligible Investors.

“ERISA” shall mean the Employee Retirement Income Security Act of 1974.

“Exchange Act” shall mean the Securities Exchange Act of 1934.

“Expenses” shall mean the expenses of operating the Fund.

“Finally Determined” shall mean found by a court or arbitral tribunal of competent jurisdiction upon entry of a final, non-appealable judgment.

“Fiscal Year” shall mean the calendar year, unless the Board elects a different Fiscal Year.

“Form N-2” means the Fund’s Registration Statement on Form N-2 filed with the SEC, as may be amended from time to time.

“Fund” shall mean DMR Mortgage Opportunity Fund LP, the Delaware limited partnership whose governance is provided for by this Agreement.

“Fund Percentage” shall mean, with respect to each Limited Partner and each Valuation Date, the fraction the numerator of which is the Net Asset Value of such Limited Partner’s Capital Account as of such Valuation Date and the denominator of which is the Net Asset Value of the Fund as of such Valuation Date, in each case determined without reduction for any Carried Interest not yet allocated.  The sum of all Fund Percentages determined as of any Valuation Date shall equal 100%.  Notwithstanding the foregoing, for voting purposes, a Limited Partner may waive its right to vote all or part of its Fund Percentage as set forth in Section 11.8.

“GAAP” shall mean generally accepted accounting standards as in effect in the United States.

“General Partner”  See Section 1.1.

“Hard Hurdle Return” shall mean an 8% annualized return on all Capital Contributions from the date each such Capital Contribution is made through each Distribution Date, compounded semi-annually.

“IAA End Date”  See Section 2.11(c).

“Impermissible Event” shall mean any event which would cause:  (A) the Fund not to qualify for an exemption from regulation under the Commodity Exchange Act (if the Fund is then relying on such exemption); (B) a violation under any Law or any contractual provision to which the Fund or any of its property is subject; or (C) a Limited Partner to breach any of such Limited Partner’s representations, warranties or covenants set forth in this Agreement or in such Limited Partner’s Subscription Document.

“Independent Director” means a Director who is not an “interested person” within the meaning of Section 2(a)(19) of the 1940 Act.

“In-Kind Distribution Notice” See Section 6.4(b).

“Interest” shall mean, with respect to any Limited Partner, the interest in the Fund owned by that Limited Partner, including all rights and obligations provided under this Agreement and, to the extent not superseded by this Agreement, under the Act.

“Investment Adviser.”  See Section 1.2(a).

“Investment Advisory Agreement” shall mean the Amended and Restated Investment Advisory Agreement, dated as of November 17, 2008, between the Investment Adviser and the Fund.

“Investment Assets” means all assets, instruments, contracts, rights, undertakings and other property which may be acquired, traded, held, borrowed, lent, invested in or sold (including short sales), including securities, loans, loan participations, futures contracts, puts and calls, swaps and other derivatives; provided that the Investment Assets in which the Fund trades or invests shall be consistent with the Investment Guidelines.

“Investment Guidelines.”  See Section 1.2.

“Key Person Event” shall mean the occurrence of (a) James E. Shallcross, and (b) any two of William P. Callan, Jr., Peter M. Farley and Bond Griffin,  becoming permanently unavailable to manage the Fund’s portfolio by reason of their death, disability or cessation of employment by Declaration.  For this purpose, “disability” means the physical or mental inability of a person to discharge his or her obligations to Declaration, whether in its capacity as General Partner or as Investment Adviser to the Fund, for 90 consecutive calendar days (calendar days to be considered consecutive unless separated by at least 10 Business Days during which such person did discharge his or her obligations to Declaration with respect to the Fund).

“Law” shall mean any law, regulation (proposed, temporary or final), administrative rule or procedure, self-regulatory organization rule or interpretation, or exchange rule or procedure binding upon, or which the Directors reasonably determine may be binding upon (in each case, as applicable in light of the context), any Limited Partner, the Fund, any Declaration Party or any Affiliate of any of the foregoing or to which any of their property is subject.

“LIBOR” means the London Inter-Bank offered rate for U.S. dollars, as determined by an internationally recognized financial service chosen by Declaration from time to time.

“Limited Partner” shall mean a limited partner of the Fund, including each Private Offering Limited Partner and each Public Offering Limited Partner.

“Liquidator” See Section 7.1(c).

“Management Fee” shall mean the management fee payable by the Fund to the Investment Adviser pursuant to the Investment Advisory Agreement.

“Net Asset Value”  See Section 4.3.

“Net Asset Value Carried Interest.”  See Section 2.11(c).

“1940 Act” shall mean the Investment Company Act of 1940.

“Offering Document” shall mean each of the Private Placement Memorandum and the Prospectus.

“Partners” shall mean the General Partner and the Limited Partners.

“Person” shall mean any individual, partnership, limited liability company, joint venture, corporation, trust, unincorporated organization, government (or any agency or political subdivision thereof) or other entity, whether or not having legal personality.

“Private Offering” shall mean the private offering of Interests to Private Offering Limited Partners.

“Private Offering Eligible Investor” shall mean: (A) a Person (1) that meets the qualifications specified in the Subscription and Capital Commitment Agreement, including that such Person be an institutional “accredited investor” as defined in Regulation D under the Securities Act and a “qualified client” as defined in Rule 205-3 under the Advisers Act and (2) the ownership of an Interest by which will not have an adverse effect on the Fund or other

Limited Partners, including the occurrence of an Impermissible Event; and (B) any other Person as determined by the General Partner; provided that no Person which has not executed and delivered a Subscription and Capital Commitment Agreement accepted by the Fund shall be considered a Private Offering Eligible Investor whether or not otherwise so qualified, unless the General Partner otherwise determines with the approval of the Board.

“Private Offering Limited Partner” means a Limited Partner that acquires an Interest in the Private Offering.

“Private Placement Memorandum” shall mean the Fund’s Confidential Private Placement Memorandum pursuant to which Interests have been offered to Private Offering Eligible Investors.

“Prospectus” shall mean the Fund’s Prospectus pursuant to which Interests are offered to Public Offering Eligible Investors, as may be supplemented from time to time.

“Public Offering” shall mean the public offering of up to $[   ] of Interests to Public Offering Limited Partners.

“Public Offering Eligible Investor” shall mean: (A) a Person (1) that meets the qualifications specified in the Subscription Agreement, including that such Person be an “accredited investor” as defined in Regulation D under the Securities Act and a “qualified client” as defined in Rule 205-3 under the Advisers Act and (2) the ownership of an Interest by which will not have an adverse effect on the Fund or other Limited Partners, including the occurrence of an Impermissible Event; and (B) any other Person as determined by the General Partner; provided that no Person which has not executed and delivered a Subscription Agreement accepted by the Fund shall be considered a Public Offering Eligible Investor whether or not otherwise so qualified, unless the General Partner otherwise determines with the approval of the Board.

“Pubic Offering Limited Partner” means a Limited Partner that acquires an Interest in the Public Offering.

 “Reinvestment Period” shall mean the period from the first Closing Date through the earlier of: (a) the date, if any, on which the General Partner determines that adequate investment opportunities for the Fund are no longer available and (b) May 15, 2010, except as otherwise provided in Section 3.5(d), (e) or (f).

“Reserves” shall mean reserves (funded or unfunded) established by the General Partner (subject to the ultimate authority of the Board) to reflect contingent, uncertain, established or other potential liabilities and/or for any other reason.  For the avoidance of doubt, any amounts paid out to a Limited Partner shall in all cases be reduced by any Reserves allocable to such Limited Partner.

“SEC” means the U.S. Securities and Exchange Commission.

“Securities Act” shall mean the Securities Act of 1933.

“Subscription Agreement” shall mean a written agreement or instrument in form and substance acceptable to the Directors, whereby each Public Offering Limited Partner subscribes for or otherwise acquires an Interest.

 “Subscription and Capital Commitment Agreement” shall mean a written agreement or instrument in form and substance acceptable to the Directors, whereby each Private Offering Limited Partner subscribes for or otherwise acquires an Interest.

“Subscription Document” shall mean each of the Subscription Agreement and the Subscription and Capital Commitment Agreement.

 “Tax Items” shall mean items of income, gain, loss, deduction and credit determined for income tax reporting purposes.

“Transfer,” “Transferee,” “Transferor” shall mean any transfer or assignment of an Interest (or the Person making or receiving such transfer or assignment, as the case may be), including any dealing of whatsoever nature affecting the legal and/or beneficial interest (whether vested or contingent) in any Interest including sales, donative transactions, testamentary transactions, granting a charge, pledge or other security or permitting the same to arise on or over any Interest.

“Treasury Regulations” shall mean the regulations (final, proposed and/or temporary) of the Department of the Treasury and/or Internal Revenue Service promulgated under or in respect of the Code.

“Valuation Date” shall mean (a) such date as the General Partner may determine, generally at least quarterly as of the last Business Day of each quarter, for reporting purposes and (b) the date of any Capital Contribution.

Section 1.7 Rules of Interpretation.

(a) References to sections shall be to sections of this Agreement unless otherwise specified.

(b) “May” shall be construed as permissive.

(c) A “month” or a “quarter” means a calendar month or quarter (as the case may be).

(d) A “notice” means written notice unless otherwise stated.

(e) “Shall” shall be construed as imperative.

(f) The masculine includes the feminine and neuter respectively.

(g) Writing includes typewriting, printing, lithography, photography and other modes of representing or reproducing words in a legible and non-transitory form.

(h) Any reference to a Law, agreement or a document shall be deemed also to refer to any amendment, supplement or replacement thereof.

(i) Whenever this Agreement refers to a number of days, such number shall refer to calendar days unless such reference specifies Business Days.

(j) The term “and/or” is used herein to mean both “and” as well as “or.”  The use of “and/or” in certain contexts in no respects qualifies or modifies the use of the terms “and” or “or” in others.  “Or” shall not be interpreted to be exclusive, and “and” shall not be interpreted to require the conjunctive — in each case, unless the context otherwise requires.

(k) Article and section headings herein have been inserted for convenience of reference only, are not a part of this Agreement and shall not be used in construing this Agreement.

(l) The terms “include” and “including” and words of similar import are to be construed as non-exclusive (so that, by way of example and for the avoidance of doubt, “including” shall mean “including without limitation”).

(m) Unless the context of this Agreement otherwise requires (i) words using singular or plural number also include the plural or singular number, respectively, (ii) the terms “hereof,” herein,” “hereby” and derivative or similar words refer to the entire Agreement, (iii) the masculine gender shall include the feminine and neuter, (iv) any reference to a Law, agreement or a document shall be deemed to also refer to any amendment, supplement or replacement thereof, and (v) whenever this Agreement refers to a number of days, such number shall refer to calendar days unless such reference specifies Business Days.

(n) Terms defined in this Agreement by reference to any other agreement, document or instrument shall have the meanings assigned to them in such agreement, document or instrument whether or not such agreement, document or instrument is then in effect.

(o) No provision of this Agreement shall be construed in favor of or against any Person by reason of the extent to which any such Person, its Affiliates or their respective employees or counsel participated in the drafting thereof.

ARTICLE II

MANAGEMENT

Section 2.1 Authority of the General Partner and the Directors.

(a) Under the Act, the General Partner shall have full and complete charge of all affairs of the Fund.  The management and control of the Fund’s business and operations shall rest exclusively with the General Partner to the extent not delegated to the Directors.

(b) The General Partner delegates to the Directors those rights and powers of the General Partner necessary for the Directors to manage and control the business affairs of the Fund and to carry out their oversight obligations with respect to the Fund required under the 1940 Act, state law, and any other applicable laws or regulations.  The Directors are hereby granted the right, power and authority to do, on behalf of the Fund, all things which in their sole judgment are necessary or appropriate to manage the Fund’s affairs and fulfill the purposes of the Fund.  Rights and powers delegated to the Directors include the authority as Directors to oversee and to establish policies regarding the management, conduct and operation of the Fund’s business, and to do all things necessary and proper as Directors to carry out the objective and business of the Fund, including the power to engage an investment adviser to provide advice and management and to remove such an investment adviser, as well as to exercise any other rights and powers expressly given to the Directors under this Agreement. The Partners intend that, to the fullest extent permitted by law, and except to the extent otherwise expressly provided in this Agreement, (1) each Director is vested with the same powers and authority on behalf of the Fund as are customarily vested in each director of a Delaware corporation and (2) each Independent Director is vested with the same powers and authority on behalf of the Fund as are customarily vested in each director who is not an “interested person” (as that term is defined in Section 2(a)(19) the 1940 Act) of a CNMIC registered under the 1940 Act.  During any period in which the Fund has no Directors, the General Partner shall manage and control the Fund. Each Director will be the agent of the Fund but will not, for any purpose, be a general partner of the Fund.  Notwithstanding the delegation described in this Section 2.1(b), the General Partner will not cease to be the Fund’s general partner and will continue to be liable as such and in no event will a Director be considered a general partner of the Fund by agreement, estoppel or otherwise as a result of the performance of his or her duties under this Agreement or otherwise.  The General Partner retains those rights, powers and duties that have not been delegated under this Agreement. Any Director may be admitted to the Fund in accordance with Section 2.10 of this Agreement and own an Interest, in which case the Director will also become a Limited Partner.

Section 2.2 Powers Reserved by the General Partner.

Notwithstanding anything in this Agreement to the contrary, the General Partner retains all rights, duties and powers to manage the affairs of the Fund that may not be delegated under Delaware law, and that are not otherwise delegated by the General Partner to the Directors or assumed by any investment adviser engaged pursuant to Section 2.1(b) of this Agreement or any other Person under the terms of any agreement between the Fund and such investment adviser or any other Person. Specifically, and without limitation, the General Partner will retain full power and authority on behalf of and in the name of the Fund:

(i) to call and conduct meetings of Partners at the Fund’s principal office or elsewhere as it may determine, and to assist the Directors in calling and conducting meetings of the Directors;

(ii) to admit Limited Partners;

(iii) as directed by the Directors, to commence, defend and conclude any action, suit, investigation or other proceeding that pertains to the Fund or any assets of the Fund; and

(iv) to execute, amend, supplement, acknowledge and deliver any and all contracts, agreements or other instructions necessary for the performance of the General Partner’s functions;

(v) as directed by the Directors, to arrange for the purchase of any insurance covering the potential liabilities of the Fund or relating to the performance of the Directors and any investment adviser engaged pursuant to Section 2.1(a) of this Agreement or any of their principals, partners, directors, officers, members, employees and agents.

Section 2.3 Actions by the Board.

(a) Unless provided otherwise in this Agreement, the Board shall act only: (1) by the affirmative vote of a majority of the Directors (which majority will include any requisite number of Independent Directors required by the 1940 Act) present at a meeting duly called at which a quorum of the Directors is present either in person or, to the extent consistent with the provisions of the 1940 Act, by conference telephone or other communications equipment by means of which all Persons participating in the meeting can hear each other; or (2) by unanimous written consent of all of the Directors without a meeting, if permissible under the 1940 Act. A majority of the Directors then in office will constitute a quorum at any meeting of Directors.

(b) Meetings of the Directors may be called by the General Partner, the Chairman or any two Directors, and may be held on any date and at any time and place determined by the Directors. Each Director will be entitled to receive written notice of the date, time and place of a meeting within a reasonable time in advance of the meeting.  Notice need not be given to any Director who attends a meeting without objecting to the lack of notice or who executes a written waiver of notice with respect to the meeting.

(c) The Directors may appoint from time to time agents and employees of the Fund who will have the same powers and duties on behalf of the Fund as are customarily vested in officers of a corporation incorporated under Delaware law, or such other powers and duties as may be designated by the Directors, in their sole discretion, and designate them as officers or agents of the Fund by resolution of the Directors specifying their titles or functions.

Section 2.4 Meetings of Partners.

(a)
(i)           Actions requiring the vote of the Partners may be taken at any duly constituted meeting of the Partners at which a quorum is present or by means of a written consent. Meetings of the Partners may be called by the General Partner, by action of the Directors or by Partners holding at least a majority of the total number of votes eligible to be cast by all Partners (or, with respect to any such meeting called to consider the termination or continuance of the Investment Advisory Agreement, at least 10% of such vote as determined in accordance with Section 2.11(b)), and may be held at any time, date and place determined by the General Partner in the case of meetings called by the General Partner or the Partners and at any time, date and place determined by the Directors in the case of meetings called by the Directors. In each case, the General Partner shall provide notice of the meeting, stating the date, time and place of the meeting and the record date for the meeting, to each Partner entitled to vote at the meeting within a reasonable time prior to the meeting. Failure to receive notice of a meeting on the part of any Partner shall not affect the validity of any act or proceeding of the meeting, so long as a quorum is present at the meeting. Except as otherwise required by applicable law, only matters set out in the notice of a meeting may be voted on by the Partners at the meeting. The presence in person or by proxy of Partners holding at least a majority of the total number of votes eligible to be cast by all Partners (or, with respect to any such meeting called to consider the termination or continuance of the Investment Advisory Agreement, at least a majority of the total number of votes eligible to be cast by all Partners as determined in accordance with Section 2.11(b)) as of the record date shall constitute a quorum at any meeting of Partners. In the absence of a quorum, a meeting may be adjourned to the time or times as determined by the General Partner and communicated to the Directors and the Limited Partners in the manner described above in this Section 2.4(a). Except as otherwise required by any provision of this Agreement or of the 1940 Act, (1) those candidates receiving a plurality of the votes cast at any meeting of Partners called pursuant to Section 2.10(c) of this Agreement or elected pursuant to the requirement of Section 2.10(b) will be elected as Directors and (2) all other actions of the Partners taken at a meeting will require the affirmative vote of Partners holding at least a majority of the total number of votes eligible to be cast by all Partners (or, with respect to any such meeting called to consider the termination or continuance of the Investment Advisory Agreement, at least a majority of the total number of votes eligible to be cast by all Partners as determined in accordance with Section 2.11(b)).

(ii)
The General Partner shall provide, within a reasonable period of time, to any Limited Partner that so requests such information as is reasonably necessary for such Limited Partner to contact other Limited Partners for purposes of initiating a meeting of Partners to consider the termination or continuance of the Investment Advisory Agreement pursuant to Section 2.4(a)(ii).  Notwithstanding anything to the contrary contained herein, the General Partner shall not unreasonably limit or restrict, or otherwise in any respect attempt to hinder or interfere with, a Limited Partner’s rights to vote with respect the termination or continuance of the Investment Advisory Agreement.

(b) Subject to Sections 2.11 and 11.8, each Partner shall be entitled to cast at any meeting of Partners or pursuant to written consent a number of votes equivalent to the Partner’s Fund Percentage as of the record date for the meeting or the date of the written consent. The General Partner shall establish a record date not less than 10 nor more than 60 days prior to the date of any meeting of Partners or mailing (including by electronic transmission) to the Partners of any written consent, to determine eligibility to vote at the meeting and the number of votes that each Partner shall be entitled to cast at the meeting, and shall maintain for each record date a list setting out the name of each Partner and the number of votes that each Partner shall be entitled to cast at the meeting.

(c) A Partner may vote at any meeting of Partners by a properly executed proxy transmitted to the Fund at any time at or before the time of the meeting by telegram, telecopier or other means of electronic communication or other readable reproduction as contemplated by the provisions relating to proxies applicable to corporations incorporated under the laws of Delaware now or in the future in effect. A proxy may be suspended or revoked, as the case may be, by the Partner executing the proxy by a later writing delivered to the Fund at any time prior to exercise of the proxy or if the Partner executing the proxy is present at the meeting and votes in person. Any action of the Partners that is permitted to be taken at a meeting of the Partners may be taken without a meeting if consents in writing, setting out the action to be taken, are signed by Partners holding a majority of the total number of votes eligible to be cast or any other percentage as may be required under this Agreement to approve the action.  Any solicitation of any proxy from a Partner shall be done in accordance with the 1940 Act and the Exchange Act.

Section 2.5 Other Activities.

(a) Without in any respect limiting the effect of Section 3.5, none of the General Partner, any Declaration Party or any Director shall be required to devote full time to the affairs of the Fund, but each shall devote such time as each believes may reasonably be required to perform such Person’s obligations under this Agreement and under the 1940 Act.

(b) In addition to serving as General Partner and Investment Adviser, Declaration may also manage certain institutional managed accounts or parallel investment vehicles which will trade pari passu with the Fund.

(c) Declaration Parties may have investments of their own, and a Declaration Party may be acting as an operator, administrator, trading advisor or investment manager for others. The Declaration Parties may be or become associated with other investment entities and act as a general partner to, and engage in investment advisement for others.  Except to the extent necessary to perform the General Partner’s obligations hereunder, nothing herein shall be deemed to limit or restrict the right of any Declaration Party to engage in, or to devote time and attention to the management of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other Person.  For the avoidance of doubt, Declaration Parties may engage in all activities and transactions contemplated by or described in the Offering Documents.

(d)
(i)           The Declaration Parties (i) may engage in or possess an interest, direct or indirect, in any business venture of any nature or description (including other investment funds) for their own respective accounts, independently or with others, including any business, industry or activity in which the Fund may be interested in investing or may also have investments, and (ii) may do so without any obligation to report the same to the Fund or to afford the Fund any opportunity to participate therein.  The Fund shall not have any rights in or to any such independent venture or investment in any of the revenues or profits derived therefrom.

(ii)	Among Declaration Clients, including the Fund, Declaration as the Investment Adviser shall allocate assets to each Declaration Client account in light of its investment objectives and guidelines, cash position and other factors.  It is Declaration’s policy (i) to allocate investment opportunities to the extent practicable to the accounts of Declaration Clients over time in a manner that Declaration believes is fair and equitable and (ii) not to intentionally favor or disfavor any Declaration Client.

(e) To the extent that at law or in equity the Directors or any Declaration Party have duties (including fiduciary duties) and liabilities relating to the Fund or to any other Partner or other Person bound by this Agreement, any such Person acting under this Agreement shall not be liable to the Fund or to any other Partner or other Person bound by this Agreement for the good faith reliance of the foregoing on the provisions of this Agreement. The provisions of this Agreement, to the extent that they restrict the duties and liabilities of the General Partner or the Directors otherwise existing at law or in equity, are agreed by the Partners to replace the other duties and liabilities of the General Partner or the Directors.

(f) From time to time, a Declaration Client may invest in, or withdraw an investment from, an investment in which the Fund is invested, is withdrawing its investment from, or is not invested.  In addition, a Declaration Party may recommend that the Fund purchase or sell an investment that is being sold or purchased by another Declaration Client or otherwise give advice or take action with regard to other Declaration Clients that differs from the advice given with respect, or action taken with regard, to the Fund.

(g) Each Private Offering Limited Partner and each Public Offering Limited Partner specifically agrees and consents to the conflicts of interest to which the Declaration Parties may be subject in operating the Fund (as described in the Private Placement Memorandum and the Prospectus, respectively).  Each Limited Partner covenants, to the fullest extent permitted by law (including the 1940 Act and the Advisers Act), not to object to or bring any proceedings against any of the foregoing relating to any such conflicts of interest, provided that the relevant Declaration Parties comply with the standard of liability set forth in Section 2.7 of this Agreement; and provided further that nothing herein shall be construed as waiving any of the Limited Partner’s rights under any federal or state securities law.

Section 2.6 No Borrowings Permitted.

The Fund will not borrow money for any purpose.

Section 2.7 Declaration Parties’ Liabilities.

(a) No Declaration Party or Director shall be personally liable for the return or payment of all or any portion of the capital of or profits allocable to any Limited Partner, it being expressly agreed that any return of capital or payment of profits made pursuant to this Agreement shall be made solely from the assets of the Fund (which shall not include any right of contribution from any Declaration Party).

(b) No Declaration Party or Director shall have any liability to the Fund, any Limited Partner or any former Limited Partner for: (i) any act performed, or the omission to perform any act, within the scope of the power and authority conferred on the General Partner by this Agreement and/or by the Act, except by reason of acts or omissions of a Declaration Party Finally Determined to constitute fraud, willful misfeasance, bad faith, gross negligence or reckless disregard; (ii) the termination of the Fund and this Agreement pursuant to the terms hereof; (iii) the performance by a Declaration Party of, or the omission by a Declaration Party to perform, any act which such Declaration Party reasonably believed to be consistent with the advice of attorneys, accountants or other professional advisers to the Fund or to such Declaration Party with respect to matters relating to the Fund; (iv) the conduct of any Person selected or engaged and monitored by such Declaration Party with due care; (v) any tax imposed on the Fund or the Limited Partners in any jurisdiction, or any costs incurred in respect of a tax audit or similar procedure; or (vi) any tax position taken by the General Partner in good faith and which was not clearly contrary to Law when taken.

(c) No Independent Director shall have any liability to the Fund, the General Partner, any Limited Partner or any former Limited Partner for conduct Finally Determined to have constituted a violation of Law, provided that such Independent Director reasonably believed such conduct to be lawful and in the interest of the Fund at the time of such conduct.

(d) No Director who has been designated an “audit committee financial expert” (for purposes of Section 407 of the Sarbanes-Oxley Act of 2002 or any successor provision thereto, and any rules issued thereunder by the SEC) in the Fund’s Form N-2 or other reports required to be filed with the SEC shall be subject to any greater duty of care in discharging such Director’s duties and responsibilities by virtue of such designation than is any Director who has not been so designated.

Section 2.8 Declaration Parties’ Indemnification.

(a) The Fund shall indemnify, defend, and hold harmless each Declaration Party, the Directors and, as the General Partner may determine, the agents, advisors, and consultants of the Fund (each also an “Indemnified Party”), from and against any loss, cost, expense, liability, fees (including attorneys’ fees and expenses), and damages suffered or sustained by such Indemnified Party by reason of any acts or omissions, or alleged acts or omissions, arising out of the activities of an Indemnified Party, reasonably believed by such Indemnified Party to be on behalf of the Fund or in furtherance of the interests of the Fund, provided that those acts or omissions are not Finally Determined to constitute conduct for which such Indemnified Party would be subject to liability under the standard of liability set forth in Section 2.7.

(b) An Indemnified Party shall be entitled to receive advances from the Fund to cover the cost of defending any claim or action against such Indemnified Party; provided, that such Indemnified Party enters into a written agreement that all such advances shall be repaid to the Fund (without interest) if it is Finally Determined that such Indemnified Party is not entitled to indemnity under Section 2.8(a) and otherwise complies with the requirements of the 1940 Act.

(c) The rights of an Indemnified Party to indemnification shall survive the dissolution of the Fund and the death, withdrawal, declaration of legal incapacity, dissolution or Bankruptcy of such Indemnified Party.

Section 2.9 Limited Liability of Limited Partners.

(a) No Limited Partner (including Declaration) shall be personally liable for or subject to any liability or obligation whatsoever of the Fund.  Irrespective of whether one or more Limited Partners may have deficit Capital Accounts, no Limited Partner(s) shall have any obligation to make any Capital Contribution with respect to such deficit(s), and no such deficit(s) shall be considered a debt owed by any such Limited Partner(s) to the Fund or to any other Limited Partner(s) for any purpose whatsoever.

(b) In no event shall any person other than the General Partner be authorized to make any Capital Calls, and the Capital Commitments shall not be considered to constitute an asset of the Fund.

Section 2.10 Directors.

(a) The number of Directors at the date of this Agreement is fixed at not more than seven Directors and no fewer than two.  After the first Closing Date, the number of Directors shall be fixed from time to time by the Directors then in office, which number may be greater, or lesser, than seven, but no fewer than the minimum number of directors permitted to corporations organized under the laws of the State of Delaware, except that no reduction in the number of Directors shall serve to effect the removal of any Director. Each Partner approves the delegation by the General Partner to the Directors, in accordance with Section 2.1 of this Agreement, of certain of the General Partner’s rights and powers.

(b) The term of office of each Director shall be from the time of such Director’s election and qualification until his or her successor shall have been elected and shall have qualified, or until his or her status as a Director is terminated sooner in accordance with Section 2.10(d) of this Agreement. Except to the extent the 1940 Act requires election by Limited Partners, if any vacancy in the position of a Director occurs, including by reason of an increase in the number of Directors as contemplated by Section 2.10(a) of this Agreement, the remaining Directors may appoint an individual to serve in that capacity in accordance with the provisions of the 1940 Act. An Independent Director shall be replaced by another Independent Director selected and nominated by the remaining Independent Directors, or in a manner otherwise permissible under the 1940 Act.

(c) If no Director remains, the General Partner shall promptly call a meeting of the Partners, to be held within 60 days after the date on which the last Director ceased to act in that capacity, for the purpose of determining whether to continue the business of the Fund and, if the business is to be continued, approving the appointment of the requisite number of Directors. If the Partners determine at the meeting not to continue the business of the Fund, or if the approval of the appointment of the requisite number of Directors is not approved within 60 days after the date on which the last Director ceased to act in that capacity, then the Fund shall be dissolved in accordance with Section 7.1 of this Agreement and the assets of the Fund shall be liquidated and distributed in accordance with Section 7.1 of this Agreement.

(d) The status of a Director shall terminate (1) if the Director dies; (2) if the Director resigns as a Director; or (3) if the Director is removed in accordance with Section 2.10(e) of this Agreement.

(e) Any Director may be removed with or without cause by a vote of a majority of the other Directors or by the majority vote (as defined in the 1940 Act), including by written consent, of the Limited Partners.

(f) The Directors may establish and maintain committees of the Board, and the Directors may grant to such committees the authority to, among other things: value the assets of the Fund; select and nominate the Independent Directors of the Fund; recommend to the Board the compensation to be paid to the Independent Directors; and recommend to the Board the firm of certified public accountants that shall conduct the Fund’s audits.

(g) The Directors may establish or designate committees of the Board or the Fund, whose members may include the Directors and/or other Persons who are not Directors, to provide advice and other services to the Fund, which committees may include (but are not limited to) a committee that will value the assets of the Fund.

(h) The Independent Directors shall receive compensation for their services as Independent Directors, as determined by the Board.

Section 2.11 The Investment Advisory Agreement; Removal and Replacement of the General Partner.

(a) Each Limited Partner specifically agrees and consents to the terms of the Investment Advisory Agreement.

(b) Declaration, other Declaration Parties and Declaration Clients (other than the Fund) hereby agree to waive their respective voting rights regarding termination or continuance of the Investment Advisory Agreement and agree that their Interests in the Fund will be voted in identical proportion as the other Limited Partners in respect of such matters submitted for a vote of Limited Partners.

(c) In the event that notice has been given pursuant to Section 10(a) of the Investment Advisory Agreement that the Investment Advisory Agreement shall be terminated or expire:

(i)
(A)           The General Partner shall undertake procedures to determine the Net Asset Value of the Fund as well as of each Partner’s Capital Account as of the date that the Investment Advisory Agreement is scheduled to terminate or expire (the “IAA End Date”) — such determination to be made as contemplated by Section 4.3.

(B)
The General Partner and designees of the Board shall prepare “issuer tender offer” materials under the 1940 Act and Rule 13e-4 under the Exchange Act in anticipation of the in-kind tender offer to be made to all Partners following the removal of the General Partner on the IAA End Date (see below).

(C)
Declaration, as the Investment Adviser, shall continue to manage the Fund’s portfolio under the Investment Advisory Agreement giving due consideration to (among other things) its impending removal as investment adviser to and general partner of the Fund, payment to Declaration as General Partner of the Carried Interest (as well as the balance of the General Partner Capital Account) in cash as of the IAA End Date, and the in-kind tender offer to be made to all Partners following such removal (see below).

(ii)
(A)           As of the IAA End Date, the General Partner shall be removed as the Fund’s general partner (except to the extent that it may be necessary for Declaration to remain in such capacity in order to prevent dissolution of the Fund so as to ensure that the procedures set forth below in this Section 2.11 may be duly completed).

(B)
A Net Asset Value Carried Interest shall be calculated with respect to each Limited Partner’s Capital Account as of the IAA End Date.  Such Net Asset Value Carried Interest shall equal 20% of the excess of (1) the Net Asset Value of such Capital Account as of the IAA End Date, prior to deduction of the Net Asset Value Carried Interest being calculated, plus the aggregate distributions previously made with respect to such Capital Account, minus (2) the aggregate Capital Contributions made to such Capital Account, plus the Hard Hurdle Return on such Capital Contributions through the IAA End Date.

(C)
The Net Asset Value Carried Interest determined in Section 2.11(c)(ii)(B), as well as the Net Asset Value of the General Partner Capital Account, shall be paid out by the Fund to the General Partner in cash on the IAA End Date.

(iii)
(A)           The Board shall cause the Fund to offer — within 25 days after the date that notice is given of the termination or expiration of the Investment Advisory Agreement as contemplated by the introductory sentence to this Section 2.11(c) — to repurchase all Interests held by Limited Partners in exchange for their respective Fund Percentages of the Fund’s Investment Assets, such repurchase to be effected pursuant to an “issuer tender offer” conducted in accordance with the requirements of the Exchange Act and the 1940 Act.

(B)
Pursuant to the Fund’s issuer tender offer contemplated by Section 2.11(c)(iii)(A), each Limited Partner shall have 25 days from the commencement of such issuer tender offer to elect to participate, but only with respect to the entirety (not any portion thereof) of such Limited Partner’s Interests.

(C)
Upon conclusion of the foregoing issuer tender offer, those Limited Partners which elected to participate shall have distributions in kind (and partially in-cash if entirely in-kind distributions are infeasible) made to them equal to their respective Fund Percentages of the Fund’s Investment Assets, whereupon their Interests, Fund Percentages and Capital Contributions shall be cancelled and they shall no longer be Limited Partners.

(iv) Following the issuer tender offer contemplated by Section 2.11(c)(iii),

(A)
the Limited Partners which have not accepted the issuer tender offer may, within 90 days of the IAA End Date, elect a replacement General Partner, such election to require a majority (as defined in the 1940 Act) of the number of votes eligible to be cast by such Limited Partners; and

(B)
The Fund may enter into an investment advisory agreement with a successor investment adviser upon the affirmative vote of (A) a majority of the Fund’s Directors and a majority of the members of the Fund’s Directors who are not parties to this Agreement or interested persons (as defined in the 1940 Act) of any party to this Agreement, or of any entity regularly furnishing investment advisory services with respect to the Fund pursuant to an agreement with any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval; and (B) the holders of a majority (as defined in the 1940 Act) of the number of votes eligible to be cast by such Limited Partners;

provided, that: if no replacement General Partner is appointed within 90 days following the IAA End Date, or if, prior to the expiration of such 90-day period Limited Partners holding a majority (as defined in the 1940 Act) of the number of votes eligible to be cast by such Limited Partners vote to dissolve the Fund, the Fund shall be dissolved in such manner as the Board may determine.

ARTICLE III

CAPITAL COMMITMENTS; CAPITAL CALLS; CAPITAL CONTRIBUTIONS

Section 3.1 Admission of Private Offering Limited Partners; Capital Commitments; Capital Contributions.

(a) The minimum Capital Commitment of Private Offering Limited Partners shall be $[     ], subject to waiver by the General Partner in its discretion.  Public Offering Limited Partners shall not make any Capital Commitments.

(b) There is no minimum or maximum amount of Capital Commitments which the Fund may accept in the Private Offering.

(c) The General Partner may accept or reject Capital Commitments from Private Offering Limited Partners, in whole or in part, in its discretion.

(d) Capital Commitments may be accepted from Private Offering Eligible Investors as of the first and second Closing Dates.  Private Offering Limited Partners making Capital Commitments as of the second Closing Date shall make a Capital Contribution to the Fund in accordance with the current Net Asset Value of the Fund as determined by the General Partner, pursuant to Board-approved procedures and subject to the Board’s review.  The Capital Contributions of such Private Offering Limited Partners shall equal the aggregate Net Asset Value of the Fund as of such date multiplied by the fraction the numerator of which is each such Limited Partner’s Capital Commitment and the denominator of which is the aggregate of all Partners’ Capital Commitments.

(e) Each Private Offering Limited Partner agrees to make Capital Contributions during the Draw Period as provided in Sections 3.3 and 3.4.

(f) At the end of the Reinvestment Period, each Private Offering Limited Partner agrees to make a Capital Contribution to establish a reserve to pay future Management Fees and Expenses as provided in Section 3.4(c).

(g) Prior to admission to the Fund, each new Private Offering Limited Partner shall enter into a Subscription and Capital Commitment Agreement whereby such Limited Partner agrees to be bound by and subject to all of the terms and conditions of this Agreement.

(h) The amount of each Private Offering Limited Partner’s Capital Commitment shall be set forth in such Limited Partner’s Subscription and Capital Commitment Agreement.

Section 3.2 Capital Commitments by Declaration.

(a) Declaration, as General Partner, shall make a Capital Commitment in the Private Offering.

(b) Declaration, as a Limited Partner, may make a Capital Commitment (in addition to the Capital Commitment made by Declaration as General Partner, pursuant to Section 3.2(a)).

(c) For the avoidance of doubt, the Capital Commitments of Declaration pursuant to Sections 3.2(a) and (b) shall not be subject to the $5 million minimum contemplated by Section 3.1(a).

Section 3.3 Drawdown Procedures applicable to Private Offering Limited Partners.

(a) Each Private Offering Limited Partner shall make Capital Contributions in such amounts and at such times as the General Partner shall specify in Capital Calls delivered from time to time to such Limited Partner.

(b) Subject to one or more Private Offering Limited Partners electing Capital Termination, Capital Calls will be made by the General Partner pro rata in accordance with each Private Offering Limited Partner’s Available Capital Commitment; provided, however, that the Capital Calls of Private Offering Limited Partners making Capital Commitments as of the second Closing Date shall include such additional amounts so that, immediately following the relevant Drawdown Date, all Private Offering Limited Partners shall have each made Capital Contributions pro rata in accordance with their respective Capital Commitments.

(c) Each Capital Call shall specify the Drawdown Date on which the related Capital Contribution is due, which will be at least ten (10) Business Days following the delivery of the Capital Call.  Normally, a Capital Call will require that Capital Contributions be made in immediately available funds as of the first Business Day of a calendar month.

(d) In no event shall a Private Offering Limited Partner be required to make a Capital Contribution in response to a Capital Call in an amount in excess of such Limited Partner’s Available Capital Commitment at the time such Capital Call is received.

(e) Each Capital Contribution made by a Private Offering Limited Partner shall be added to the current Net Asset Value of such Partner’s Interest.

Section 3.4 Permitted Purposes for Capital Calls.

(a) Capital Calls may be made during the Draw Period to pay expenses and Management Fees.

(b) After the end of the Draw Period, the Private Offering Limited Partners will be released from any further obligation with respect to their Available Capital Commitments, except that the General Partner may continue to issue Capital Calls to:  (i) cover Expenses (including Management Fees) and any other obligations of the Fund; and (ii) complete investments by the Fund in transactions which were in process as of the end of the Draw Period; provided that such transactions are completed within ninety (90) days of the end of the Draw Period (or such longer period as the General Partner may reasonably determine).

(c) At the end of the Reinvestment Period, the General Partner may make a Capital Call (to the extent of any remaining Available Capital Commitments) in order to establish a reserve to pay costs incurred by the Fund during the Distribution Period.  The General Partner may also pay Fund expenses from the Fund’s current income, principal payments and sale proceeds.

Section 3.5 Key Person Event.

(a) The General Partner shall deliver a written notice to all Limited Partners within ten (10) Business Days after a Key Person Event.

(b) If a Key Person Event occurs during the Draw Period, each Limited Partner shall have the right, exercisable by written notice to the Fund received no later than ten (10) Business Days after the General Partner’s delivery of such Key Person Event notice, to discontinue making any additional Capital Contributions effective immediately (a “Capital Termination”).

(c) No Capital Calls may be made during the twenty (20) Business Day period following a Key Person Event.

(d) If a Key Person Event occurs during the Draw Period, and fewer than all Limited Partners have elected a Capital Termination, then:

(i)	the Draw Period shall continue and the Fund shall continue to make Capital Calls on those Limited Partners that have not elected a Capital Termination;

(ii)	the Reinvestment Period shall terminate thirty (30) calendar days after the end of the Draw Period; and

(iii)
Limited Partners which have elected Capital Termination shall continue to be responsible for Management Fees and expenses and to participate in new Investment Assets acquired by the Fund, although the respective Fund Percentages of such Limited Partners shall decline as Limited Partners which have not elected Capital Termination continue to make Capital Contributions while the Limited Partners which elected Capital Termination do not.

(e) If a Key Person Event occurs during the Draw Period, and all Limited Partners have elected Capital Termination, then the Draw Period and the Reinvestment Period shall terminate on the date twenty (20) Business Days after the Key Person Event.

(f) If a Key Person Event occurs after the end of the Draw Period but before the end of the Reinvestment Period, the Reinvestment Period shall terminate immediately.

Section 3.6 Admission of Public Offering Limited Partners; Capital Contributions.

(a) The maximum amount of Capital Contributions which the Fund may accept in the Public Offering is $[      ].

(b) Each Public Offering Limited Partner shall make its Capital Contribution on the third Closing Date.

(c) The minimum Capital Contribution of each Public Offering Limited Partner shall be $[    ], subject to waiver by the General Partner in its discretion, and each such Capital Contribution shall be made in accordance with the current Net Asset Value of the Fund as determined by the General Partner, pursuant to Board-approved procedures and subject to the Board’s review.  The Capital Contributions of such Public Offering Limited Partners shall equal the aggregate Net Asset Value of the Fund as of such date multiplied by the fraction the numerator of which is each such Limited Partner’s Capital Commitment and the denominator of which is the aggregate of all Partners’ Capital Commitments.

(d) Prior to admission to the Fund, each new Public Offering Limited Partner shall enter into a Subscription Agreement whereby such Limited Partner agrees to be bound by and subject to all of the terms and conditions of this Agreement.

(e) The amount of each Public Offering Limited Partner’s Capital Contribution shall be set forth in such Limited Partner’s Subscription Agreement.

ARTICLE IV

CAPITAL ACCOUNTS; ALLOCATIONS

Section 4.1 Capital Accounts.

There shall be established for each Partner on the books and records of the Fund a capital account (a “Capital Account”), which shall initially be zero.  The Capital Account of each Partner shall be:

(a) credited with any Capital Contributions made by such Partner;

(b) credited with any allocations of income or gain of the Fund to such Partner;

(c) debited by the amount of cash (or the fair market value of other property, less any liabilities that such Partner is deemed to assume or take pursuant to Section 752 of the Code) distributed by the Fund to such Partner; and

(d) debited by any allocations of deduction or loss of the Fund to such Partner.

Section 4.2 Financial Allocations.

At the end of each Fiscal Year, after adjusting Capital Accounts for all Capital Contributions and distributions during such Fiscal Year pursuant to Section 4.1, all income, gain, deduction and loss of the Fund shall be allocated among the Partners’ Capital Accounts in a manner such that the Capital Account of each Partner, immediately after giving effect to such allocation, is, as close as possible, equal (proportionately) to the amount of the distributions that would be made to such Partner during such Fiscal Year pursuant to Article VII if (i) the Fund were dissolved and terminated; (ii) its affairs were wound up and each Fund asset was sold for cash equal to its book value (except that any Fund asset that was sold or otherwise disposed of in such Fiscal Year shall be treated as if sold or disposed of for an amount of cash equal to the sum of (x) the amount of any net cash proceeds actually received by the Fund in connection with such disposition and (y) the fair market value of any property actually received by the Fund in connection with such disposition); (iii) all Fund liabilities were satisfied (limited with respect to each nonrecourse liability to the book value of the assets securing such liability); and (iv) the net assets of the Fund were distributed in accordance with Article VII to the Partners immediately after giving effect to such allocation.  The General Partner may, in its discretion, make such other assumptions (whether or not consistent with the above assumptions) as it deems necessary or appropriate in order to effectuate the intended economic arrangement of the Partners.  All Limited Partners — irrespective of the Closing Date as of which they invest — shall participate pro rata in the Fund’s investments in accordance with their respective Fund Percentages.

Section 4.3 Determination of Net Asset Value.

(a) Net Asset Value shall be calculated as of each Valuation Date.  Net Asset Value shall be calculated taking into account all assets and liabilities of the Fund, including administration, insurance, legal, audit and other professional fees and expenses.  The calculation of the Fund’s Net Asset Value has been delegated by the Board to the Administrator/Custodian and the General Partner, subject to the ultimate supervision of the Board.  The Board shall approve procedures pursuant to which the Fund will determine the fair value of its investments.  The objective of such procedures shall be compliance with GAAP, as well as with Financial Accounting Standards Board, Statement of Financial Accounting Standard No. 157, “Fair Value Measurements.”

(b) In general, the Net Asset Value of the Fund will be determined according to the following principles.

(i)	Loans will be valued at their fair value. In many cases, cost less any impairment reserves may be considered the best approximation of fair value.

(ii)
Securities which are listed and traded predominantly on one or more securities exchanges will be valued at the price, as disseminated by quotation services, on the principal exchange on which such securities are traded at a pre-determined time on each selected Valuation Date as appropriate for each type of security.  If no sale occurred on the Valuation Date, such securities will be valued at the mean of the closing bid and ask prices.

(iii)
Securities that trade predominantly in the over-the-counter market will be generally valued at the mean of their closing bid and ask prices as obtained from or confirmed by dealers or pricing services.

(iv)
Over-the-counter derivatives will be generally valued:  (A) at the mean of their closing bid and ask prices as obtained from or confirmed by dealers; (B) based on models that are generally recognized by the industry with the inputs to the models being obtained from or confirmed by brokers or quotation reporting systems; or (C) by pricing services.

(v)
Investment assets initially valued in currencies other than U.S. Dollars will be converted to U.S. Dollars at exchange rates quoted by established market makers at a time on each Valuation Date that is generally accepted by the industry as appropriate for each different currency.

(vi)
Futures and options on futures which are listed on one or more exchanges will be valued at the closing price on the principal exchange on each Valuation Date.  If a future or option on a future is still trading, the Administrator/Custodian will value it at the average of its bid and ask price on the principal exchange at a predetermined time on each Valuation Date.

(vii)
All options which are listed on one or more exchanges will be valued at the mean of their closing bid and ask prices on the principal exchange.  If an option is still trading, the Administrator/Custodian will value the option at the average of its bid and ask price on the principal exchange at a predetermined time on each Valuation Date.

(viii)	Non-U.S. income and withholding taxes imposed on the Fund are treated as an expense as such taxes accrue.

(ix)
The Administrator/Custodian and/or the General Partner may determine to use a different value for any asset than would be assigned pursuant to paragraphs (i)–(viii) above, if the General Partner determines, in good faith, that to do so would better reflect fair value.

(c) Net Asset Value shall be reduced by any Net Asset Value Carried Interest that would have been paid had the Valuation Date been the IAA End Date as contemplated by Section 2.11(c)(ii).

(d) The General Partner may determine in good faith in accordance with procedures approved by the Board, the price of a particular security, which valuation is subject to ratification by the Board at its next regular meeting.

(e) The Board may postpone the determination of Net Asset Value in the event that it, in consultation with the General Partner, determines that it is not reasonably practicable to value a material portion of the Fund’s investments.  The General Partner will give prompt notice of any such postponement to all Limited Partners and will use reasonable efforts to bring any such postponement to an end as soon as practicable.

ARTICLE V

TAX ALLOCATIONS

Section 5.1 Tax Allocations.

(a) For U.S. Federal, state and local income tax purposes, each item of income, gain, loss, deduction and credit of the Fund shall be allocated among the Partners as nearly as possible in the same manner as the corresponding item of income, deduction, gain or loss is allocated for Capital Account purposes pursuant to Article IV and Section 6.3.  It is intended that the Capital Accounts will be maintained at all times in accordance with Section 704 of the Code and applicable Treasury Regulations thereunder, and that the provisions hereof relating to the Capital Accounts be interpreted in a manner consistent therewith.  The General Partner, under the ultimate supervision of the Board, shall be authorized to make appropriate adjustments to the allocations of items to comply with Section 704 of the Code or applicable Treasury Regulations thereunder, including a “qualified income offset”; provided that no such change shall have an adverse effect upon the amount distributable to any Partner hereunder.

(b) Notwithstanding anything else contained in this Article V, if any Partner has a deficit Capital Account for any fiscal period as a result of any adjustment of the type described in Treasury Regulation Section 1.704-1(b)(2)(ii)(d)(4) through (6), then the Fund’s income and gain will be specially allocated to such Partner in an amount and manner sufficient to eliminate such deficit as quickly as possible.  Any special allocation of items of income or gain pursuant to this paragraph shall be taken into account in computing subsequent allocations pursuant to this Article V so that the cumulative net amount of all items allocated to each Partner shall, to the extent possible, be equal to the amount that would have been allocated to such Partner if there had never been any allocation pursuant to this paragraph.

Section 5.2 Consistent Tax Reporting.

Except as otherwise agreed to in writing by the General Partner, all Partners shall report all Tax Items (including the character and timing of such Tax Items) related to the Fund in a manner consistent with the manner in which such Tax Items are reported by the Fund.

Section 5.3 “Tax Matters Partner”

(a) For purposes of Section 6231(a)(7) of the Code, or any corresponding provision of any future Law, the “Tax Matters Partner” of the Fund shall be the General Partner.

(b) The General Partner shall also have the power to make or revoke all tax elections and determinations for the Fund and to take any and all actions necessary or permitted under the Code, the Treasury Regulations promulgated thereunder, or other applicable Law to effect those elections, determinations and allocations.  All elections, determinations and allocations by the General Partner shall be binding upon all Limited Partners and their respective successors, assigns and heirs.

(c) The General Partner shall have comparable authority in respect of any state, local or foreign tax, tax law or tax claim relating to the Fund and the Limited Partners as the General Partner has under the Code as the Tax Matters Partner.

(d) The cost of any examination or audit of, and of any adjustment to, a Limited Partner’s tax return shall be borne solely by the affected Limited Partner.

(e) The General Partner shall be entitled, subject to the approval of the Directors, to be reimbursed for all expenses incurred by the General Partner in performing its services as Tax Matters Partner, as well as to be indemnified for liabilities and losses incurred in performing such services, subject to the standard set forth in Section 2.8.

Section 5.4 Determinations by the General Partner Pursuant to Article V.

All matters concerning the determination and allocation among the Partners of the amounts to be determined and allocated pursuant to this Article V, including any accounting procedures applicable with respect to tax items, shall be determined by the General Partner, under the supervision of the Board, unless specifically and expressly otherwise provided for by the provisions of this Agreement or as required by Law.  Any such determinations and allocations shall be final and binding on all of the Partners.

ARTICLE VI

DISTRIBUTIONS

Section 6.1 Reinvestment.

During the Reinvestment Period, the Fund shall reinvest the proceeds of its investments and shall not be obligated to distribute any amounts (including Available Capital) to the Limited Partners.  The General Partner does not intend to cause the Fund to make any Distributions during the Reinvestment Period.

Section 6.2 Distributions.

(a) After the Reinvestment Period (i.e., both during and after the Distribution Period), the Fund shall distribute Available Capital as soon as reasonably practicable after receipt, subject to Sections 6.2(e) and (f).

(b) Distributions of Available Capital both during and after the Distribution Period shall be allocated among the Limited Partners pro rata in accordance with the Limited Partners’ respective Fund Percentages.  Available Capital allocated under this Section 6.2(b) to a Limited Partner shall be distributed between such Limited Partner and the General Partner, in the following order of priority:

(i) first, 100% to such Limited Partner until such Limited Partner has received 100% of such Limited Partner’s Capital Contributions (irrespective of whether such Capital Contributions were used to make investments, pay Management Fees and expenses or any other purpose);

(ii) second, 100% to such Limited Partner, until such Limited Partner has received the Hard Hurdle Return; and

(iii) third, any balance, (a) 80% to such Limited Partner and (b) 20% to the General Partner (the amounts distributed to Declaration under this clause (iii) being referred to as the “Carried Interest”).

(c) Distributions to Declaration with respect to its Capital Contributions as General Partner made as a result of its Capital Commitment under Section 3.2(a) shall be made 100% to the General Partner, without regard to Sections 6.2(b)(ii) and (iii).  Distributions to Declaration as a Limited Partner shall be made in the same manner as to all other Limited Partners.

(d) The Carried Interest shall be first allocated and then distributed by the Fund to Declaration as an allocable share of the Fund’s gain, not as a performance fee paid to a third party.

(e) No Distributions shall be made by the Fund to cover any taxes due on Limited Partners’ investments in the Fund.

(f) During any Fiscal Year, the Fund generally shall make no more than one distribution representing “long-term capital gains,” as defined in the Code, in order to comply with Rule 19b-1 under the 1940 Act.  However, the Fund may make more than one distribution in a Fiscal Year representing a “return of capital.”

(g) Notwithstanding the foregoing provisions of this Section 6.2, the Fund may retain sufficient funds to ensure that there is Available Capital to pay the ongoing expenses of the Fund.

Section 6.3 Withholding and Income Taxes.

(a) Allocation of Withholding and Income Taxes.  Any withholding or income taxes imposed by any jurisdiction on distributions hereunder or related items of income, gain, loss or deduction of the Fund, or incurred directly or indirectly by the Fund with respect to its interest in any Investment Asset, shall be allocated to each Limited Partner pro rata in accordance with its Capital Contributions attributable to the Investment Asset giving rise to such distributions, or related items of income, gain, loss or deduction; provided, however, that any increase or decrease in such taxes resulting from the identity, nationality, residence or status of a Limited Partner will be specially allocated to that Limited Partner.

(b) Calculation of Distributions Before Withholding and Income Taxes.  The amount of any distribution to the Limited Partners pursuant to Section 6.2, and the amount of any item of Fund income, gain, loss or deduction allocable to the Limited Partners, shall be determined (for purposes of the Fund’s accounting and without limiting the General Partner’s authority to make payments under Section 6.3(c) or a Limited Partner’s liability under Section 6.3(d)) without regard to any withholding or income taxes (i.e., as if the Fund had distributed or allocated, as the case may be, such amount or items of income, gain, loss or deduction, without diminution by the amount of such withholding or income taxes).

(c) Payment of Withholding and Income Taxes.  The General Partner shall withhold from amounts distributable to the Limited Partners or otherwise pay over to the appropriate taxing authorities amounts of withholding or income tax required to be so withheld or paid over.  The General Partner shall use reasonable efforts to obtain a receipt with respect to all such withholding or income taxes paid and to forward to each Limited Partner a copy of such receipt.  Any amounts so withheld shall be deemed to have been distributed to the applicable Limited Partners.

(d) Liability for Withholding and Income Taxes.  Except as otherwise set forth in Section 11.16, each Limited Partner agrees to indemnify and hold harmless the Fund and the General Partner from and against any liability with respect to its allocable share of any withholding or income taxes as determined under Section 6.3(a).  If the Fund is required to pay over any withholding or income taxes as provided in Section 6.3(c) with respect to a Limited Partner as to whom there are insufficient distributable amounts to pay such Limited Partner’s allocable share of such withholding or income taxes, the General Partner shall promptly notify such Limited Partner of the amount of withholding or income taxes due from such Limited Partner (i.e., the amount by which the Limited Partner’s allocable share of such withholding or income taxes exceeds the amount otherwise distributable to such Limited Partner) and the date (the “Due Date”) such taxes are required to be paid by the Fund to the relevant taxing authorities.  Such Limited Partner shall pay to the Fund its allocable share of such taxes no later than the later of (i) two Business Days before the Due Date of the relevant withholding or income tax or (ii) ten Business Days after notice was sent to the Limited Partner as described above.  If the Limited Partner fails to pay its allocable share of the withholding or income taxes by the date described in the preceding sentence (the “Payment Date”), (i) such amount shall bear interest from the Payment Date until the date actually paid at a rate equal to the lesser of (a) the greater of 10% or one-month LIBOR plus 4% and (b) the maximum lawful rate of interest, compounded annually, (ii) the Fund shall be entitled to collect such sum from amounts otherwise distributable to such Limited Partner pursuant to Section 6.2 and (iii) the Fund may exercise any and all rights and remedies to collect such sum from such Limited Partner that a creditor would have to collect a debt from a debtor under applicable law.  Any payment made by a Limited Partner to the Fund pursuant to this Section 6.3(d) shall not constitute a Capital Contribution.

Section 6.4 Form and Manner of Distributions.

(a)           The Fund will use reasonable best efforts to make all Distributions in cash and to have distributed the proceeds of the Fund’s entire portfolio by the end of the Distribution Period. Subject to the foregoing, the Board has the right to cause Distributions to be made in-kind to the Limited Partners.  Distributions in kind shall be made according to Section 6.2.  The Carried Interest (if any) with respect to any distribution in kind shall be made in-kind to Declaration (except as specified otherwise in Section 2.11(c)(ii)(C)).

(b)           The Fund shall not make any in-kind distribution of Investment Assets to any Limited Partner (pursuant to Section 2.11, this Section 6.4 or Section 7.1) unless the General Partner shall have delivered a written notice generally describing such Investment Assets (an “In-Kind Distribution Notice”) to such Limited Partner at least ten (10) Business Days prior to the date of such Distribution.

(c)           If, within five (5) Business Days after delivery to it of an In-Kind Distribution Notice, such Limited Partner instructs Declaration to liquidate the Investment Assets described therein, Declaration (acting in its own capacity and not as General Partner or Investment Adviser) shall use commercially reasonable efforts on behalf of such Limited Partner to promptly liquidate such Investment Assets for maximum net cash proceeds.

(d)           With respect to this Section 6.4, each such Limited Partner and Declaration acknowledges and agrees that: (i) any liquidation of Investment Assets shall be at such Limited Partner’s sole risk and expense; (ii) the manner of such liquidation shall be at Declaration’s sole discretion, provided that any sale of such Investment Assets to any Declaration Party or Declaration Client shall require such Limited Partner’s prior written consent; (iii) Declaration makes no representation as to the time required to fully liquidate such Investment Assets; (iv) the net cash proceeds of such liquidation may be nominal or substantially lower than the value that may be realized were such Limited Partner to retain such Investment Assets; (v) no compensation shall be payable to Declaration with respect to its discharge of its duties under Section 6.4(c); (vi) the net cash proceeds of such liquidation shall not constitute Available Capital; and (vii) Declaration shall have no duties under Section 6.4(c) or (d) on or after the IAA End Date.

Section 6.5 Loans.

The General Partner shall use reasonable efforts to give written notice to all Limited Partners at least thirty (30) days before the Fund or any of its representatives negotiates the terms of, or structures a new loan, or any modification to an existing loan that constitutes a “significant modification” under Treasury Regulation 1.1001-3 or for Virginia tax purposes.  For the avoidance of doubt, the preceding sentence shall not be construed to require the Fund to provide written notice to the Limited Partners before the Fund engages in customary due diligence communications that would be reasonably necessary for a secondary market investor to make a reasonably informed decision to purchase a loan for its own account.

Section 6.6 Transfers.

(a) Any Interest or portion of any Interest held by a Limited Partner may be transferred only if the Board, or the General Partner as its delegate, consents to such Transfer.  Such consent will be granted if (i) such Transfer is to an Eligible Investor and the Transfer is permitted under applicable securities law restrictions, and (ii) such Transfer (1) is made at death, including from an estate or testamentary trust; (2) is between members of a family (as defined in section 267(c)(4) of the Code); (3) is by a Limited Partner in one or more transactions within a 30-day period in which Interests in the Fund representing in the aggregate more than two percent of the total interests in the Fund’s capital or profits are transferred by such Limited Partner; (4) is to a trust of which the Transferor is the sole owner (within the meaning of section 671 of the Code); (5) is one in which the tax basis of the Interest in the hands of the Transferee is determined, in whole or in part, by reference to its tax basis in the hands of the Transferor Limited Partner (e.g., certain Transfers to affiliates, gifts and contributions to family entities); (6) involves the issuance of Interests by the Fund in exchange for cash, property or services;

(7) is a distribution from a qualified retirement plan or an individual retirement account; (8) would not result in more than 2 percent of the total interests in the Fund’s capital or profits having been transferred during the Fund’s taxable year during which such Transfer would occur, without taking into account any Transfers described in clauses (1) through (7) above; or (9) is made after the General Partner receives a written opinion of counsel to the effect that the proposed Transfer will not cause the Fund to be a publicly traded partnership taxable as a corporation under section 7704 of the Code.

(b) Any permitted Transferee will be entitled to the allocations and distributions allocable to the Interest or portion of an Interest so acquired and to Transfer the Interest or portion of an Interest in accordance with the terms of this Agreement, but will not be entitled to the other rights of a Limited Partner unless and until the Transferee becomes a substituted Limited Partner.

(c) If a Limited Partner Transfers an Interest or portion of an Interest with the approval of the Board or the General Partner as its delegate, the Board, or the General Partner as its delegate, shall promptly take all necessary actions so that each Transferee is admitted to the Fund as a Limited Partner. The admission of any transferee as a substituted Limited Partner will be effective upon the execution and delivery by, or on behalf of, the substituted Limited Partner of this Agreement or an instrument that constitutes the execution and delivery of this Agreement as well as of a Subscription and Capital Commitment Agreement. Each Limited Partner and transferee agrees to pay all expenses, including attorneys’ and accountants’ fees, incurred by the Fund in connection with any Transfer. In connection with any request to Transfer an Interest or portion of an Interest, the Fund may require the Limited Partner requesting the Transfer to obtain, at the Limited Partner’s expense, an opinion of counsel selected by the General Partner as to such matters as the General Partner may reasonably request. If a Limited Partner Transfers its entire Interest as a Limited Partner, it will not cease to be a Limited Partner unless and until the transferee is admitted to the Fund as a substituted Limited Partner in accordance with this Section 6.5.

(d) Any transfer, pledge or assignment in violation of this Section 6.5 shall be null and void ab initio.

ARTICLE VII

DISSOLUTION

Section 7.1 Post-Distribution Period; Dissolution.

(a) Any Investment Assets remaining in the Fund’s portfolio after the Distribution Period shall be held by the Fund until liquidated or, following notice, distributed to the Partners in kind.  If held until liquidation, the Fund will disburse the current income and principal payments generated by such investments as received, except that the Fund may retain sufficient funds in order to ensure that there is Available Capital to pay the ongoing Expenses of the Fund.  For the avoidance of doubt, if any Investment Assets remain in the Fund after the Distribution Period, (i) as provided in the Investment Advisory Agreement, no Management Fee shall be paid after the Distribution Period, and (ii) distributions of Available Capital after the Distribution Period will be made according to Section 6.2, such that the Carried Interest with respect to any Investment Assets remaining in the Fund after the Distribution Period shall be allocated to the General Partner at the time that any distribution (whether in cash or in-kind) is made with respect to such Investment Assets.

(b) The Fund shall be dissolved only upon the occurrence of one of the following events:

(i) the withdrawal, Bankruptcy, or dissolution of the last remaining General Partner, unless the business of the Fund is continued within 90 days following the occurrence of such event by the vote or written consent of a majority (as defined in the 1940 Act) of the Fund Percentages;

(ii) upon the recommendation of the General Partner and the affirmative vote to dissolve the Fund by a majority of the Directors (including the vote of a majority of the Independent Directors); or

(iii) upon the failure of Partners to approve successor Directors at a meeting called by the General Partner in accordance with Section 2.10(c) of this Agreement when no Director remains to continue the business of the Fund.

(c) (i)           Upon dissolution of the Fund for any reason, the Fund shall continue in existence for the purpose of winding up its affairs, and the assets of the Fund shall be liquidated by the General Partner.

(ii) If the General Partner is unable or unwilling to act, the property and business of the Fund shall be liquidated by such other Person elected by the vote or consent, by any of the methods provided in Section 11.5, of a majority (as defined in the 1940 Act) of the Fund Percentages (the General Partner or such other Person presiding over the dissolution and liquidation of the Fund being referred to in this Article VII as the “Liquidator”). The Liquidator shall be entitled to reasonable compensation for its services in winding up the business of the Fund and liquidating its assets and shall be indemnified for expenses and losses incurred by it in performing such services, subject to the standard of care set forth in Section 2.8).

(d) The Liquidator may postpone notice of the liquidation or proposed liquidation of the Fund to Limited Partners and/or third parties until such time as the Liquidator determines that doing so would not adversely affect the Fund or any Limited Partner.

(e) Dissolution of the Fund shall be conducted in accordance with the 1940 Act and Delaware law.

(f) Any distributions that would otherwise be made to a Limited Partner shall be retained by the Fund (for distribution to the Limited Partners) to the extent of any amounts which the Liquidator estimates are or shall be owed by such Limited Partner to the Fund or to any third party.

(g) As soon as the Liquidator deems reasonably practicable after the dissolution of the Fund, all income, gain, deduction and loss realized by the Fund since the last allocation of such items pursuant to Section 4.2 shall be allocated to the Partners in accordance with Section 4.2, and upon liquidation of the Fund, distributions to the Partners shall be made as set forth in Article VI, after provision for creditors in the order and priority provided by Law as well as for Reserves.

(h) Upon the dissolution of the Fund, neither the name of the Fund nor its good-will, if any, shall be considered to be an asset of the Fund, such name and its derivatives to be the sole property of one or more Declaration Parties, as provided in Section 11.10.  No value shall be placed on the Fund name or good-will for the purpose of liquidation and Distribution or for any other purpose during the continuation of the Fund.

(i) All distributions shall be subject to any reserves that the Liquidator may establish.

(j) Upon dissolution of the Fund, no Limited Partner shall have any obligation to make any Capital Contribution with respect to any deficit Capital Account balance, and no such deficit balance shall be considered a debt owed by any such Limited Partner to the Fund or to any other Limited Partner for any purpose whatsoever.

ARTICLE VIII

EXPENSES; MANAGEMENT FEE

Section 8.1 Fund Expenses.

(a) The organizational costs of the Fund shall be paid by the General Partner.

(b) The costs of the Public Offering will be paid from its proceeds or by the General Partner, as provided in the Prospectus (and for the avoidance of doubt, not by deduction from the Capital Account of any Private Offering Limited Partner).

(c) The Fund will compensate each Independent Director for his or her services rendered in connection with the Fund as may be agreed to by the Independent

Directors, and as described in the Offering Documents. In addition, the Fund will reimburse the Directors for reasonable out-of-pocket expenses incurred by them in performing their duties with respect to the Fund, including the following:

(i) fees of Independent Directors and travel expenses of Directors relating to meetings of the Board and committees thereof, and costs and expenses of holding meetings of the Board and meetings of the Partners; and

(ii) any other expenses as may be approved from time to time by the Directors, other than those required to be borne by an investment adviser or the General Partner.

(d) The Fund shall bear all expenses incurred in engaging in the activities of the Fund as contemplated hereby, all indemnification expenses referred to in Section 2.8, and all expenses of any nature related to the Fund’s operations and business (including any expenses related to investing or trading).  The operating costs paid by the Fund could be significant and may include trading, financing, insurance, legal, accounting, auditing, reporting and filing costs, as well as the customary fees and expenses of the Fund’s Administrator/Custodian, as well as any extraordinary expenses.

(e) The Fund will also pay its transaction costs (e.g., “bid ask” spreads, brokerage commissions, etc.) in connection with the acquisition and disposition of its positons, as well as administrative and custodian fees for the Fund’s assets.

(f) The Fund shall not bear any of the internal operating costs of Declaration (e.g., salaries, bonuses or office rent).

(g) Except as otherwise set forth in this Agreement, all Expenses borne by the Fund (including the Management Fee) are paid from Available Capital.

Section 8.2 Management Fee.

The Fund shall pay Declaration the Management Fee set forth in the Investment Advisory Agreement.

ARTICLE IX

BROKERAGE ARRANGEMENTS

Section 9.1 Brokerage Arrangements.

The Fund shall maintain brokerage and custody arrangements with the Administrator/Custodian, subject to the approval of the Board.  The Administrator/Custodian shall clear and settle all securities transactions and shall also serve as the custodian of the Fund’s assets.  All custodied assets shall be held in the name of the Fund.  Certain of the Fund’s Investment Assets held by custodians shall be segregated from the custodians’ own property, while other Fund Investment Assets held as collateral or margin shall not be (and, accordingly, may not be) recoverable in the event of the custodian’s insolvency).

ARTICLE X

BOOKS OF ACCOUNT; REPORTS

Section 10.1 Books of Account.

(a) The General Partner (or the Administrator/Custodian as its delegate) shall keep the Fund’s books of account at its principal place of business (or at such other location as the Directors may designate) using the accrual method of accounting.

(b) The accounts of the Fund shall be audited (at the expense of the Fund) as of the close of each Fiscal Year by a nationally recognized independent registered public accounting firm selected by the General Partner.

Section 10.2 Reports.

(a)
(i)           The Administrator/Custodian, with support from the General Partner, shall send to each Limited Partner, on a quarterly basis, a report on the Fund’s performance, investment activity, portfolio holdings and characteristics.  Such reports shall also include market commentary from the Investment Adviser as well as (A) the Fund’s Net Asset Value, cumulative Capital Contributions, and cumulative distributions, and (B) for each Limited Partner, its own Capital Contributions and cumulative distributions.  Net Asset Value so reported shall separately identify the Net Asset Value calculated as set forth in Section 4.3(a), (b) and (c), as well as the Net Asset Value Carried Interest applicable to the Fund as a whole and to each recipient Limited Partner’s Capital Account, calculated as set forth in Section 4.3(c).

(ii)	The quarterly reports will be signed by the President/Chief Executive Officer and the Chief Financial Officer of the Fund.

(b)  The Fund shall make quarterly holdings and semi-annual and annual report filings with the SEC as required by the 1940 Act.

(c) The Fund shall make annual report filings with the SEC as required by the 1940 Act and shall prepare the audited balance sheet and income statement of the Fund as of the end of and for each Fiscal Year.  Such reports shall be filed with the SEC and delivered to Limited Partners within 60 days after the end of such Fiscal Year.

(d) The Fund’s audited financial statements will be prepared in accordance with GAAP.

(e) As soon as reasonably practicable after the end of each Fiscal Year, the Fund shall also furnish to each Limited Partner (on an unaudited basis):

(i) such Limited Partner’s Capital Account as of the end of such Fiscal Year; and

(ii) a copy of Schedule K-l to the Fund’s federal income tax return for the fiscal year, in a form sufficient to enable the Limited Partner to determine its share, for federal income tax purposes, of all items of Fund income, deduction, gain, loss, preference and credit.

ARTICLE XI

MISCELLANEOUS

Section 11.1 Binding Effect.

This Agreement shall be binding upon and inure to the benefit of the Limited Partners, the parties indemnified hereunder and their respective successors, permitted assigns, heirs and legal representatives.

Section 11.2 Notices.

All notices under this Agreement shall be in writing and shall be deemed to have been duly given if (a) personally delivered (with receipt thereof acknowledged in writing), (b) sent by facsimile, e-mail, digital image file or any other electronic format (collectively, “facsimile”), in each case with receipt of the transmission confirmed (and, unless waived by the recipient upon such receipt, confirmed by delivery in another manner permitted hereunder), (c) if mailed by pre-paid certified mail, return receipt requested or (d) sent by reputable overnight courier (receipt confirmed), in each case to the parties at the following addresses (or at such other address as the Fund or a Limited Partner may have specified to the other by notice as provided herein):

(a) If to the Fund or the General Partner, to Declaration Management & Research LLC, 1800 Tysons Boulevard, Suite 200, McLean, Virginia 22102, facsimile number: (703) 749-8226; e-mail: notices@declaration.com.

(b) If to a Limited Partner, to such Limited Partner at the address set forth in such Limited Partner’s Subscription and Capital Commitment Agreement or other written instrument acceptable to the General Partner.

(c) Notices given in accordance with this Section 11.2 shall be deemed given on the date of receipt, if delivered personally or by facsimile, on the first Business Day after being sent by a reputable courier service and on the third Business Day after being posted.

(d) Any notice required hereunder need not be prior notice unless expressly so specified. Any notice period specified herein shall end on the Close of Business on the day that is the prescribed number of days following the first day of the relevant period, unless that day is not a Business Day, in which case, as of the next succeeding Business Day.

Section 11.3 Counterparts; Facsimiles; Power of Attorney.

(a) This Agreement may be executed in counterparts with the same effect as if the parties had all executed the same copy.  Facsimiles, digital image files or any other electronic format of executed documents shall, for all purposes of this Agreement and all transactions into which the Fund enters, have the same force and effect as executed originals.

(b) The Fund shall be authorized to accept and execute any instructions given by a Limited Partner in respect of such Limited Partner’s Interest, either in original signed form or by facsimile.  If instructions are given by facsimile, the Limited Partner shall promptly courier the original signed form to the General Partner and, except as otherwise set forth in Section 11.16, will indemnify the General Partner, the Fund and the Declaration Parties for any losses or damages suffered by the General Partner, the Fund or any Declaration Party as a result of acting on facsimile instructions rather than instructions in original signed form; provided, however, the failure of a Limited Partner to deliver the original signed form shall not vitiate the instructions contained in the facsimile.  The General Partner, the Fund and the Declaration Parties are entitled to rely conclusively, and shall incur no liability in respect of any action taken or omitted, on the basis of any notice, consent, request, instruction or other instrument believed in good faith to be genuine or to be signed by properly authorized persons.

(c) This Agreement may be executed by power-of-attorney embodied in a Subscription and Capital Commitment Agreement or other written instrument with the same effect as if the parties executing the Subscription and Capital Commitment Agreement or other written instrument had all executed the same copy.

Section 11.4 Entire Agreement.

This Agreement, together with the Subscription Document executed and delivered by each Limited Partner (other than Declaration), sets forth the entire understanding of all the parties with respect to its subject matter and supersedes all prior agreements and undertakings with respect hereto.

Section 11.5 Amendment.

(a) This Agreement may be amended, in whole or in part, with the approval of a majority of the Directors (including the vote of a majority of the Independent Directors, but only if such vote is required by the 1940 Act), provided that:

(i) any amendment also must be approved by Limited Partners representing a majority (as defined in the 1940 Act) of the Fund Percentages if (A) such approval by the Limited Partners is required by the 1940 Act or (B) such amendment would adversely affect in any material respect the rights of the Limited Partners;

(ii) any amendment also must be approved by all of the Limited Partners if such amendment would (A) adversely affect the limited liability of the Limited Partners under applicable Law; (B) cause the Fund to cease to be treated as a partnership for federal income tax purposes (unless doing so would increase the net after-tax return of the Fund’s trading to investors); (C) alter the provisions of this Section 11.5 relating to the amendment of this Agreement; or (D) alter the provisions of Section 2.8 of this Agreement relating to indemnification; and

(iii) for purposes of the Partners voting on amendments or other Fund action, if the calculation of Net Asset Value is suspended as of the date of such vote, the Fund Percentage shall be determined as of the most recent date that Net Asset Value was determined, subject to adjustment as the General Partner may reasonably determine to reflect subsequent Capital Contributions and distributions.

(b) The General Partner shall promptly notify all Limited Partners of all amendments.

Section 11.6 No Partition.

(a) Each Limited Partner irrevocably waives any right that such Limited Partner might otherwise have had to maintain any claim for partition with respect to any property of the Fund or to compel any sale or appraisal of any Fund asset or any sale or appraisal of a deceased Limited Partner’s Interest.

(b) The Limited Partners shall not hold undivided interests in any asset of the Fund, but rather an interest in the Fund itself, which shall for all purposes be considered to constitute personal property.

Section 11.7 Power of Attorney.

Each Limited Partner hereby irrevocably constitutes and appoints the General Partner to be such Limited Partner’s true and lawful attorney, in such Limited Partner’s name, place, and stead, to make, execute, acknowledge, file and publish, as the General Partner may deem necessary or advisable:

(a) any certificates and other instruments that may be required to be filed by the Fund under the laws of the State of Delaware or any other governmental authority having jurisdiction, or which the General Partner shall deem necessary or advisable to file;

(b) any certificate or other instruments amending or modifying the Certificate of Limited Partnership of the Fund to evidence any changes in that Certificate in accordance with the terms of this Agreement;

(c) any certificates or other instruments that may be required to effect the dissolution and termination of the Fund and the cancellation of the Certificate of Limited Partnership of the Fund;

(d) this Agreement and any amendment to this Agreement that the General Partner is authorized to make in accordance with the terms of this Agreement;

(e) any documents required in connection with brokerage or other accounts of the Fund; and

(f) any other documents which the General Partner may deem necessary or advisable for the conduct of the business of the Fund.

This power of attorney is coupled with an interest, and all Limited Partners will collectively rely on the effectiveness hereof.  This power of attorney shall be irrevocable and shall survive the death or disability of a Limited Partner and any assignment of the whole or any part of the Interest held by a Limited Partner and shall be binding upon the assignee thereof.

Section 11.8 Voluntary Limitation on a Limited Partner’s Voting Rights.

In the event that a Limited Partner indicates in such Limited Partner’s Subscription and Capital Commitment Agreement or by other written notice to the General Partner that such Limited Partner does not wish, for voting purposes, to hold a Fund Percentage in excess of a specified percentage (which may be 0%), the General Partner, by accepting such Subscription and Capital Commitment Agreement or other written notice, shall agree to such Limited Partner waiving, in whole or in part, what would otherwise have been such Limited Partner’s Fund Percentage for voting purposes, and such waiver shall be irrevocable and such Limited Partner shall not exercise any voting rights in excess of such specified percentage.  The voting rights so waived shall thereupon be deemed to be held by the other Limited Partners, subject to whatever limitation on their Fund Percentages for voting purposes they may elect by the same process, pro rata in accordance with their respective Fund Percentages (after giving effect to all other limitations imposed on the Fund Percentages for voting purposes of such Limited Partners).

Section 11.9 Governing Law; Venue.

(a) THIS AGREEMENT IS MADE PURSUANT TO AND SHALL BE GOVERNED BY THE LAWS OF THE STATE OF DELAWARE, NOTWITHSTANDING THE PLACE WHERE THIS AGREEMENT OR ANY SUBSCRIPTION AND CAPITAL COMMITMENT AGREEMENT IS EXECUTED BY ANY PARTNER OR PROSPECTIVE PARTNER OR THE LOCATION OF ANY OFFICE, VENTURE OR OPERATION OF THE FUND OR ANY PARTNER.  EXCEPT AS OTHERWISE SET FORTH IN SECTION 11.16, ANY ACTION OR PROCEEDING BROUGHT BY ANY DECLARATION PARTY AGAINST ONE OR MORE PARTNERS OR THE FUND RELATING IN ANY RESPECT TO THIS AGREEMENT, THE OPERATION OF THE FUND OR THE OFFERING OF THE INTERESTS MAY, AND ANY ACTION OR PROCEEDING BROUGHT BY ANY OTHER PARTY AGAINST ANY DECLARATION PARTY OR THE FUND RELATING IN ANY RESPECT TO THIS AGREEMENT, THE OPERATION OF THE FUND OR THE OFFERING OF THE INTERESTS MAY ALSO, BE BROUGHT AND ENFORCED IN THE CITY, COUNTY AND STATE OF NEW YORK OR (TO THE EXTENT SUBJECT MATTER JURISDICTION EXISTS THEREFOR) IN THE COURTS OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND THE PARTNERS AND THE FUND IRREVOCABLY SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF BOTH SUCH STATE AND FEDERAL COURTS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING.  EXCEPT AS OTHERWISE SET FORTH IN SECTION 11.16, THE PARTNERS AND THE FUND IRREVOCABLY WAIVE ANY OBJECTION THAT THEY MAY NOW OR HEREAFTER HAVE TO LAYING THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN THE COURTS OF THE CITY, COUNTY AND STATE OF NEW YORK OR IN THE COURTS OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK AND ANY CLAIM THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

(b) EXCEPT AS OTHERWISE SET FORTH IN SECTION 11.16, EACH PARTNER HEREBY IRREVOCABLY WAIVES ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY CLAIM AGAINST ANY DECLARATION PARTY OR THE FUND RELATING IN ANY WAY TO THIS AGREEMENT, THE OPERATION OF THE FUND OR THE OFFERING OF THE INTERESTS.

(c) EACH PARTNER HEREBY AGREES THAT SERVICE OF PROCESS MAY BE EFFECTED ON SUCH PARTNER IN THE SAME MANNER AS NOTICES ARE GIVEN PURSUANT TO SECTION 11.2.

Section 11.10 “Declaration” Name and Declaration Intellectual Property.

Neither the Fund nor any Limited Partner in such Limited Partner’s capacity as such shall have, in the absence of a written agreement with Declaration or its designee(s) to the contrary, any title to or right to use the name “Declaration” or any derivative thereof or any trademark used in connection with the name “Declaration.”  In addition, neither the Fund nor any Limited Partner in such Limited Partner’s capacity as such shall have, in the absence of a written agreement with Declaration or its designee(s) to the contrary, any title to, interest in, or right to use any Declaration Intellectual Property nor shall such Declaration Intellectual Property become the property of the Fund or any Limited Partner.  The Declaration Intellectual Property does not belong to the Fund, but rather is made available to the Fund by one or more Declaration Parties which retain full ownership rights in such Declaration Intellectual Property, regardless of the fact that such items may be paid for, directly or indirectly, by the Fund.  Declaration covenants, however, that so long as it or any of its Affiliates is the investment adviser of the Fund, the Fund shall have a royalty-free license to use the Declaration Intellectual Property solely in connection with the business activities of the Fund, which license shall not be transferable or assignable.

Section 11.11 Severability.

In the event that any provision of this Agreement is held to be invalid or unenforceable in any jurisdiction, such provision shall be deemed modified to the minimum extent necessary so that such provision, as so modified, shall no longer be held to be invalid or unenforceable.  Any such modification, invalidity or unenforceability shall be strictly limited both to such provision and to such jurisdiction, and in each case to no other.  Furthermore, in the event of any such modification, invalidity or unenforceability, this Agreement shall be interpreted so as to achieve the intent expressed herein to the greatest extent possible in the jurisdiction in question and otherwise as set forth herein.

Section 11.12 Survival.

Those agreements and undertakings set forth herein which by their terms contemplate that they shall survive the withdrawal of a Limited Partner or the termination of the Fund shall do so.

Section 11.13 Equitable Relief.

Each Limited Partner agrees that, subject to Section 11.16, the Fund and General Partner would be subject to potentially irreparable injury as a result of any breach by such Limited Partner of the covenants and agreements set forth in this Agreement, and that monetary damages would not be sufficient to compensate or make whole either the Fund or the General Partner for any such breach.  Accordingly, each Limited Partner agrees that, subject to Section

11.16, the Fund and General Partner, separately or together, shall be entitled to equitable and injunctive relief, on an emergency, temporary, preliminary and/or permanent basis, to prevent any such breach or the continuation thereof.

Section 11.14 Compliance with the Advisers Act and the 1940 Act.

All Limited Partners acknowledge and agree that Declaration is registered as an “investment adviser” under the Advisers Act and the Fund as a CNMIC under the 1940 Act and that, accordingly, the provisions of this Agreement are in all cases to be interpreted in a manner consistent with Declaration’s obligations under the Advisers Act and so that the Fund is operated in a manner consistent with the 1940 Act (even if doing so effectively amends the terms of this Agreement).

Section 11.15 No Waiver of Federal or State Securities Law Claims.

None of the various exculpatory or indemnification provisions of this Agreement are to be interpreted as in any respect resulting in a Limited Partner waiving any rights or claims which such Limited Partner may have under any federal or state securities laws.

Section 11.16 Exclusions.

In the event that a Limited Partner is prevented or constricted by Law or governmental policy from providing indemnification or set-off, being subject to a penalty, waiving trial by jury, consenting to a given venue in the case of a proceeding or agreeing to be subject to equitable relief, such Limited Partner shall be excused from such provisions (unless otherwise permitted to be subject thereto).

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

THE GENERAL PARTNER

DECLARATION MANAGEMENT & RESEARCH LLC

By: Name: Title:

THE LIMITED PARTNERS
By: Declaration Management & Research LLC Attorney-in-fact
By: Name: Title:

DECLARATION MANAGEMENT & RESEARCH LLC,
in its individual capacity, with respect to Sections 6.4(c) and 6.4(d) only

By: Name: Title:

STATEMENT OF ADDITIONAL INFORMATION

[           ], 2009

DMR MORTGAGE OPPORTUNITY FUND LP

Limited Partnership Interests

The telephone number of the Fund, which may be used to request the Fund’s Prospectus and this SAI, is (703) 749-8269.

Limited partnership interests (“Interests”) of DMR Mortgage Opportunity Fund LP (the “Fund”) may be sold by [          ] ([“Distributor”]), the Fund’s [distributor], in this public offering (the “Public Offering”) to clients and customers (including affiliates and correspondents) of Declaration Management & Research LLC (“Declaration” or the “Adviser”), the adviser to the Fund, and to clients and customers of other organizations.  The Fund’s Prospectus, which is dated [     ], 2009, provides the basic information investors should know before investing.  This Statement of Additional Information (“SAI”), which is not a prospectus, is intended to provide additional information regarding the activities and operations of the Fund and should be read in conjunction with the Prospectus.  You may request a copy of the Prospectus or a paper copy of this SAI, if you have received it electronically, free of charge by calling the Fund at the telephone number listed above.  This SAI is not an offer of Interests for which an investor has not received the Prospectus.  Capitalized terms not otherwise defined in this SAI have meanings accorded to them in the Fund’s Prospectus.

The date of this SAI and the related Prospectus is [       ], 2009.

TABLE OF CONTENTS OF SAI

Page
INVESTMENT OBJECTIVE AND POLICIES.	1
DIRECTORS AND OFFICERS	3
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	7
INVESTMENT ADVISORY AND OTHER SERVICES.	7
CUSTODIAN	10
LEGAL COUNSEL	10
ADMINISTRATOR	10
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	10
PORTFOLIO MANAGEMENT	10
BROKERAGE ALLOCATION AND OTHER PRACTICES.	12
FINANCIAL STATEMENTS.	12

INVESTMENT OBJECTIVE AND POLICIES.

The Prospectus contains basic information about the investment objective, policies and limitations of the Fund.  This SAI supplements the discussion in the Prospectus of the investment objective, policies, and limitations of the Fund.

The Fund’s investment objective is to provide investors with attractive returns through long-biased opportunistic investing in stressed, distressed and other undervalued mortgage-backed securities and related fixed-income assets.  It is anticipated that the Fund’s returns (if any) will be captured through the cash flow generated by the securities it acquires at discounted prices and  through capital appreciation.

Declaration employs a “bottom-up” approach to security selection, seeking to identify assets which may be acquired at prices below their intrinsic value. Declaration will acquire investments over a 12- to 24- month period, using analysis at the loan level and modeling the structural characteristics of each transaction. Declaration has a value orientation in security selection, seeking a margin of safety or cushion between likely, estimated performance expectations and extreme loss outcomes.  This value orientation is particularly applicable to the Fund, which has been formed to invest in an opportunity set characterized by material undervaluations of a number of credit instruments and is based on practical experience that quantitative models and base case loss and prepayment assumptions do not fully describe risk. In determining a reasonable purchase price for assets, Declaration will seek an expected return profile which should hold up to a margin of slippage in its loss forecasts.

The Fund is not diversified, but rather has been formed as a “special purpose vehicle” in an attempt to capitalize on mortgage credit market conditions that began in 2007 and are ongoing as of the date of this Registration Statement.  The Fund seeks to produce consistent absolute returns by applying an asset-level bottom-up analysis combined with multiple stress scenario analysis to find value opportunities in mortgage credit markets.  Declaration believes that there are numerous opportunities in the mortgage credit markets that can allow the Fund to benefit from favorable changes in prepayment speeds, default rates and structural step-downs.

The Fund invests in debt securities that are sold at a discount, including non-investment grade and non-rated securities.  These investments will consist primarily of residential mortgage-backed securities, commercial mortgage-backed securities, second lien loans and structured finance collateralized debt obligations, but also may include mortgage-related corporate credits and other mortgage-related investments.  The Fund also may employ interest rate and credit derivatives for risk mitigation.

The Fund may not incur any indebtedness for borrowed money.

An investment in the Interests is speculative and involves a high degree of risk.  The investment opportunity from which Declaration is seeking to profit in the currently disrupted credit markets also involves an unusually high degree of risk. There can be no assurance that the Fund will achieve its objectives.  Investors must be prepared to lose all or substantially all of their investment in the Interests.

Fundamental Investment Restrictions

Without the approval of the vote of the majority of its outstanding voting securities, the Fund:

(1)
May not borrow money or issue any senior security, to the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”), and, as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(2)
May not act as underwriter of securities of other issuers, except that to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

(3)	May not deviate from its policy in respect of concentration of investments in mortgage-related industries.

(4)
May not purchase or sell real estate, although it may purchase and sell securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein.

(5)	May make loans only as permitted under the 1940 Act, and, as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(6)
May not purchase or sell physical commodities and commodity contracts, except that the Fund may: (i) enter into futures contracts and options thereon in accordance with applicable law; and (ii) purchase and sell physical commodities if acquired as a result of ownership of securities or other instruments.  The Fund will not consider stock index, currency, and other financial futures contracts, swaps, or hybrid instruments to be commodities for purposes of this investment policy.

(7)	Change the nature of its business so as to cease to be an investment company.

(8)	Change its subclassification as a non-diversified company.

Non-Fundamental Investment Restrictions

Except as otherwise indicated, the Fund may change its investment objective and any of its policies, restrictions, strategies, and techniques if the Fund’s board of directors (the “Board” or the “Board of Directors”) believes doing so is in the best interests of the Fund and its limited partners (each, a “Limited Partner”).  The Fund’s investment objective is not a fundamental policy and it may be changed by the Fund’s Board of Directors without Limited Partner approval.  Notice will be provided to Limited Partners prior to any such change.

Declaration intends to adhere to the following investment guidelines, until the end of the Reinvestment Period, in implementing the Fund’s investment strategy:

(1)	The Fund will not invest more than 5% of its Net Asset Value in any single position.

(2)	The Fund may invest up to 100% of its Net Asset Value in residential mortgage-backed securities (“RMBS”).

(3)	The Fund will not invest more than 35% of its Net Asset Value in commercial mortgage-backed securities (“CMBS”) and collateralized debt obligation (“CDO”) positions primarily backed by CMBS, combined.

(4)
The Fund will not invest more than 25% of its Net Asset Value in structured finance CDOs primarily backed by RMBS, and will not invest in any structured finance CDO issue rated below Aa3/AA- at the time of its initial issuance.

(5)	The Fund will not invest in long credit default swap (“CDS”) positions (i.e., the Fund will not enter into CDS as a seller of credit protection under CDS positions).

(6)	The Fund will not invest more than 35% of its Net Asset Value in short credit positions; all short CDS positions will be entered into for risk mitigation purposes only.

(7)	The Fund will not invest more than 15% of its Net Asset Value in corporate credit instruments, each of which must be mortgage- or mortgage-industry related.

(8)	The Fund will invest at least 80% of its assets, under normal circumstances, in mortgage-related investments and investments in the mortgage industry.

Compliance with the foregoing investment guidelines will be measured on the trade date of each new investment made after May 15, 2009 and before and on the end of the Reinvestment Period.  Market movements, distributions and other factors may result in the Fund’s portfolio exceeding any one or more of the foregoing limits at any given point in time.  Furthermore, due to the illiquidity of the Fund’s portfolio and difficulty in valuing its positions, allocations to specific holdings or sectors may from time to time exceed one or more of the foregoing guidelines.  Declaration will not be required to liquidate positions in order to bring the Fund’s portfolio into compliance with the foregoing limits.  In general, Declaration will not be liable for the Fund exceeding any one or more of the foregoing investment guidelines provided that Declaration has not acted in bad faith.

No Diversification Requirement

Other than the foregoing fundamental and non-fundamental investment restrictions, Declaration is not subject to any formal diversification requirements in investing the Fund’s portfolio.  Within the credit market sector, the Fund’s positions may be concentrated as to type of instrument, issuer, duration and any other dimension.

There can be no assurance that the investment objective of the Fund will be achieved, that its concentrated investment strategy will be successful or that the Fund will avoid substantial or total losses.

DIRECTORS AND OFFICERS

The Board of Directors has overall responsibility to manage and control the business operations of the Fund on behalf of its members.  At least a majority of the Board are and will be persons who are not “interested persons,” as defined in Section 2(a)(19) of the 1940 Act (each, an “Independent Director”).  Subject to the provisions of the Third Amended and Restated Limited Partnership Agreement of the Fund (the “Limited Partnership Agreement”) and Delaware law, the directors (each, a “Director”) have all powers necessary and convenient to carry out this responsibility.

The Directors and officers of the Fund, their addresses, their dates of birth, and descriptions of their principal occupations during the past five years are listed below.

Name, Address, and Birth Date	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Independent Directors
William T. Lloyd, 49	Director	Since Inception	Managing Director, Pergamon Advisors (2007 until May 30, 2008); Founder and Managing Director, Coral Bay Capital LLC (2006 to present); Director and Research Portfolio Strategist, Bridgewater Associates (2003 to 2006); Managing Director, Barclays Capital (1997 to 2003); Director, iBoxx Ltd. (2001-2003)	1	Director, Coral Bay Capital
Paul F. Malvey, 62	Director	Since Inception	Consultant, World Bank/International Monetary Fund (1995 to present); Financial Market Consultant, Barclays Capital (2003 to 2006)	1	None
David Sislen, 53	Director	Since Inception	Founder and President, Bristol Capital Corporation (1986 to present); Director, Landmark Land Company (2004 to present)	1	Director, Landmark Land Company
Directors who are “Interested Persons”
William P. Callan, Jr., 48	Director, President and Chief Executive Officer	Since Inception	President, Declaration Management & Research LLC	1	Declaration Management & Research LLC

Officers

Name, Address, and Birth Date	Positions Held with Fund	Principal Occupation(s) During the Last Five Years
William P. Callan, Jr., 48	President and Chief Executive Officer	President, Declaration Management & Research LLC
Lester Guillard III, 36	Vice President and Chief Financial Officer	Senior Vice President (since 2006), Vice President (2002 to 2006), Declaration Management & Research LLC
James E. Shallcross, 48	Chief Investment Officer	Executive Vice President (since 2005), Senior Vice President (1999 to 2005), Declaration Management & Research LLC
Carole R. Parker, 67	Chief Compliance Officer	Vice President & Chief Compliance Officer (since 2004), Vice President (2003 to 2004), Declaration Management & Research LLC
Edmund H. Price, 44	Secretary	Senior Vice President & General Counsel (since 2006), Declaration Management & Research LLC; Assistant Vice President and Senior Counsel, John Hancock Life Insurance Company (2002 to 2006)
Scott L. Barnes, 35	Controller and Assistant Secretary	Vice-President, Declaration Management & Research LLC

Committees of the Board

The Board has formed an audit committee (the “Audit Committee”) that is responsible for: overseeing the Fund’s accounting and financial reporting policies and practices, its internal controls, and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of the Fund’s financial statements and the independent audit of those financial statements; and acting as a liaison between the Fund’s independent auditors and the full Board.  The Audit Committee recommends the selection, retention, or termination of the Fund’s auditors, evaluates their independence, and reviews their fees.  The Audit Committee currently consists of each of the Fund’s Independent Directors.

The valuation committee of the Fund (the “Valuation Committee”), subject to the oversight of the Board, generally reviews the Fund’s valuation methodologies, valuation determinations, and any information provided to the Valuation Committee by the Adviser.  The Valuation Committee has been assigned to act in accordance with the Fund’s valuation procedures as approved by the Board.  Changes in its membership are subject to Board notification.  The Board reviews matters arising from the Valuation Committee’s considerations.  Limited Partners may request information about the members of the Valuation Committee by written request to the Fund.

The Board has formed a nominating and corporate governance committee (the “Nominating and Corporate Governance Committee”).  The Nominating and Corporate Governance Committee has the

power to nominate directors of the Fund who are not “interested persons” of the Fund, as that term is defined in the 1940 Act, and to nominate officers of the Fund and appoint officers of the Fund to serve until the next meeting of the Board succeeding such action.  The Committee currently consists of each of the Fund’s Independent Directors.  The Nominating Committee does not currently have a policy regarding whether it will consider nominees recommended by Limited Partners.

All actions taken by a committee of the Board will be recorded and reported to the full Board at their next meeting following such actions.

Director Ownership of Securities

The dollar range of equity securities owned by each Director is set forth below.(1)

Name of Director	Dollar Range of Equity Securities in the Fund as of December 31, 2008(1)	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Director in Family of Investment Companies as of December 31, 2008(1)
Independent Directors
William T. Lloyd	None	None
Paul F. Malvey	None	None
David Sislen	None	None
Interested Director
William P. Callan, Jr.(2)	None	None

(1)	The dollar ranges of equity securities reflected in the table above are as follows: None; $1 to $10,000; $10,001 to $50,000; $50,001 to $100,000; or over $100,000.

(2)	Interested Person as defined under the 1940 Act. Interested Persons who are employees of Declaration and/or any of its Affiliates and who serve as Directors do not receive compensation from the Fund.

Independent Director Ownership of Securities

The table below provides information regarding the ownership by each Independent Director (and his immediate family members) of securities of the Adviser or the [distributor], and the ownership of securities in an entity controlling, controlled by or under common control with the Adviser or the [distributor] (not including registered investment companies), as of December 31, 2008.

Name of Director	Name of Owners and Relationship to Director	Company	Title of Class	Value of Securities	Percentage of Class
William T. Lloyd	N/A	N/A	N/A	$0	N/A
Paul F. Malvey	N/A	N/A	N/A	$0	N/A
David Sislen	N/A	N/A	N/A	$0	N/A

Director Compensation

The Fund pays each Independent Director a fee of $1,000 per Board meeting ($250 in the case of a telephonic Board meeting), plus an annual retainer of $16,000.  Mr. Sislen, as chairman of the Audit Committee, will receive an additional annual fee of $1,000.  In addition, the Fund reimburses each of the Independent Directors for travel and other expenses incurred in connection with attendance at such meetings.  Each of the Independent Directors is a member of the Audit Committee and/or Nominating and Corporate Governance Committee, and receives a fee for each meeting attended.  Other officers and Directors of the Fund receive no compensation.

The following table summarizes the compensation paid to the Directors of the Fund, including Committee fees, for the period beginning upon the commencement of Fund operations through December 31, 2008.

NAME OF DIRECTOR	AGGREGATE COMPENSATION FROM FUND	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF FUND EXPENSES	ESTIMATED ANNUAL BENEFITS UPON RETIREMENT
William T. Lloyd	$9,750	N/A	N/A
Paul F. Malvey	$10,250	N/A	N/A
David Sislen	$10,250	N/A	N/A

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

John Hancock Life Insurance Company (“John Hancock”), 200 Clarendon Street, Boston, Massachusetts 02117, is presumed to “control” the Fund as such term is defined under the 1940 Act because it owns more than 25% of the Fund’s voting securities.  See “Investment Advisory and Other Services” below for more information on John Hancock.

INVESTMENT ADVISORY AND OTHER SERVICES

Under the Investment Advisory Agreement, the Fund has delegated to Declaration Management & Research LLC, a registered investment adviser with headquarters at 1800 Tysons Boulevard, Suite 200, McLean, Virginia 22102, plenary authority over the investment and trading activities of the Fund, subject to the ultimate supervision of and subject to any policies established by the Board and the requirements of the 1940 Act.

Declaration is an indirect wholly-owned subsidiary of John Hancock.  John Hancock, an indirect wholly-owned subsidiary of Manulife Financial Corporation (“Manulife Financial”), is one of the largest life insurance companies in the United States. Founded in 1862, John Hancock offers a broad range of financial products and services, including whole life, term life, variable life, and universal life insurance, as well as college savings products, fixed and variable annuities, long-term care insurance, mutual funds and various forms of business insurance.

Manulife Financial is a leading Canadian-based financial services group serving millions of customers in 19 countries and territories worldwide.  Operating as Manulife Financial in Canada and Asia, and primarily through John Hancock in the United States, Manulife Financial offers clients a diverse range of financial protection products and wealth management services through its extensive network of employees, agents and distribution partners. Funds under management by Manulife Financial and its subsidiaries were Cdn$404.5 billion as of December 31, 2008.

Declaration currently serves as investment adviser for a number of institutional clients, including managed accounts and investment funds, and Declaration and its affiliates in the future intend to serve as investment manager for other such clients.  Declaration may simultaneously or at different times seek to purchase or sell investments for the Fund and any other investment fund for which Declaration serves as investment manager, or for its other clients or affiliates. In addition to third-party client accounts, Declaration manages accounts of affiliates or accounts that may combine affiliate, employee and/or third party funds.

The Investment Advisory Agreement has an initial term of two years, and will continue in effect year to year thereafter, but only so long as such continuance is specifically approved at least annually by the affirmative vote of: (i) a majority of the members of the Fund’s Independent Directors, cast in person at a meeting called for the purpose of voting on such approval; and (ii) a majority of the Fund’s Board or the holders of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund.  The Investment Advisory Agreement may nevertheless be terminated at any time, on 60 days’ written notice, by the Fund’s Board, by vote of holders of a majority in interest of the Limited Partners, or by Declaration as investment adviser.  The Investment Advisory Agreement will also be automatically be terminated in the event of its “assignment” for purposes of the Advisers Act or the 1940 Act (unless consent to such assignment has been obtained).

The Management Fee is paid to Declaration by the Fund in arrears as of the end of each month.  The Management Fee is 1/12 times a 1.50% annual rate times of the aggregate Invested Capital of each Limited Partner.

During the Reinvestment Period, Invested Capital will equal the aggregate Capital Contributions to the Fund.

During the Distribution Period, Invested Capital will be recalculated as of the end of each month, and will equal (a) the aggregate Capital Contributions to the Fund minus (b) the product of (1) distributions made to investors in the Fund and (2) the Adjustment Factor.

The Adjustment Factor is the ratio (expressed as a percentage not exceeding 100%) of (a) aggregate Invested Capital as of the end of the preceding month to (b) the Net Asset Value of the Fund as of the end of the preceding month.

The Adjustment Factor has the effect of reducing the base on which the Management Fee is calculated to reflect returns of capital to Limited Partners during the Distribution Period.

No Management Fee will apply after the end of the Distribution Period.

Management Fees (as well as the Fund’s expenses) are paid from Capital Contributions and/or of investments.

The following examples should not be considered a representation of future performance of the Fund; actual distributions to investors may be greater or less than those shown below.

Hypothetical 1

Year 0:	Investor A makes a Capital Contribution of $10 million on Day 1 of Year 0. Investor A is the only investor in the Fund.

Year 1:	The Fund does not dispose of any of its investments, and retains for reinvestment all distributions on its investments.

Year 2:	The Fund does not dispose of any of its investments, and retains for reinvestment all distributions on its investments.

Year 3:       On the last day of Year 3, the Fund receives $6.58 million as distributions on its investments and cash proceeds from the disposition of certain of its investments.  100% of the $6.58 million in cash proceeds is distributed to Investor A.

Year 4:       On the last day of Year 4, the Fund receives an additional $6.58 million as distributions on its investments and cash proceeds from the disposition of certain of its investments.  100% of the $6.58 million is distributed to Investor A (of which $3.42 million represents the balance of Investor A’s Capital Contributions to the Fund and $3.16 million which in this example represents the complete satisfaction of the Hard Hurdle Return).

Year 5:       On the last day of Year 5, the Fund receives an additional $6.58 million as distributions on its investments and cash proceeds from the disposition of certain of its investments.  80% of the $6.58  million, or $5.264 million, is distributed to Investor A, with the 20% balance, or $1.316 million, allocated to the General Partner as Carried Interest.

Hypothetical 2

Year 0:
Investor A makes a Capital Contribution of $10 million on Day 1 of Year 0.  Investor B makes a Capital Contribution of $5 million on Day 1 of Year 0.  Investor A and Investor B are the only investors in the Fund.

Year 1:	The Fund does not dispose of any of its investments, and retains for reinvestment all distributions on its investments.

Year 2:	The Fund does not dispose of any of its investments, and retains for reinvestment all distributions on its investments.

Year 3:
On the last day of Year 3, the Fund receives $9.87 million as distributions on its investments and cash proceeds from the disposition of certain of its investments.  100% of the $9.87 million is distributed to Investor A and Investor B pro rata based on their respective Capital Contributions to the Fund ($6.58 million is distributed to Investor A and $3.29 million is distributed to Investor B).

Year 4:
On the last day of Year 4, the Fund receives an additional $9.87 million as distributions on its investments and cash proceeds from the disposition of certain of its investments.  100% of the $9.87 million is distributed to Investor A and Investor B pro rata based on their respective Capital Contributions to the Fund ($6.58 million is distributed to Investor A of which $3.42 million represents the balance of Investor A’s Capital Contributions to the Fund and $3.16 million which in this example represents the complete satisfaction  the Hard Hurdle Return with respect to Investor A; and $3.29 million is distributed to Investor B of which

Year 4:
 $1.71 million represents the balance of Investor B’s Capital Contributions to the Fund and $1.58  million which in this example represents the complete satisfaction the Hard Hurdle Return with respect to Investor B).

Year 5:
On the last day of Year 5, the Fund receives an additional $ 9.87 million as distributions on its investments and cash proceeds from the disposition of certain of its investments.  80% of the $9.87 million, or $7.896  million, is distributed to Investor A and Investor B pro rata based on their respective Capital Contributions to the Fund ($5.264  million is distributed to Investor A and $2.632 million is distributed to Investor B), with the 20% balance, or $1.974  million, allocated to the General Partner as Carried Interest.

CUSTODIAN

LaSalle Bank National Association, 540 West Madison Street, Chicago, IL 60661, is the custodian of the Fund’s assets pursuant to a custodian services agreement, under which LaSalle, among other things:  clears and settles all securities transactions, custody the Fund’s assets, opens and maintains separate accounts in the Fund’s name; makes cash payments from the accounts for purposes set forth in the agreement; holds securities in accounts; releases and delivers or exchanges securities owned by the Fund as set forth in the agreement; collects and receives for the account of the Fund all income, property, and similar items; settles purchased securities upon receipt.

LEGAL COUNSEL

Sidley Austin llp, 787 Seventh Avenue, New York, New York  10019, acts as legal counsel to the Fund.

ADMINISTRATOR

LaSalle Bank National Association also serves as the administrator to the Fund.

LaSalle assists the Fund with day-to-day administrative matters, provides the Fund with transaction services and financial and accounting services, furnishes the Fund with periodic and special reports, statements, and other information, and acts as the Fund’s registrar and transfer agent.  The Fund pays customary fees and expenses to LaSalle.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

 PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110, serves as the Independent Registered Public Accounting Firm for the Fund.

PORTFOLIO MANAGEMENT

Compensation of the Portfolio Manager

Declaration’s investment professionals are compensated under a common comprehensive program. Individual initiative and achievement are acknowledged and encouraged, but Declaration’s compensation program is designed to recognize company-wide accomplishments. Declaration’s policy on compensation is to pay salaries and incentives at or above the median for investment management firms in Boston and New York. In addition, employees are eligible to participate in a three-part Incentive Compensation Plan, which is comprised of the following:

(i)
Investment Performance Incentives: This is the largest component of the plan. For each account managed, this bonus pool represents a variable percentage of account revenue based upon short and long term absolute and competitive performance. All employees other than the President participate in this pool.

(ii) Profitability Incentives: Certain managers and senior staff members are eligible for compensation based upon Declaration’s financial performance. This pool is also adjusted up and down by asset performance as well.

(iii) Senior Management Incentives: Certain senior officers have a non-voting share of the firm’s profits. The payment of this incentive accumulates in a deferred compensation plan over a period of years.

Fund Ownership of the Portfolio Manager

The following table shows the dollar range of shares owned beneficially and of record by each member of the Fund’s portfolio management team in the Fund, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.  This information is provided as of December 31, 2008.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
James E. Shallcross	0

Portfolio Manager Conflicts of Interest

In addition to managing the assets of the Fund, the Fund’s portfolio manager may have responsibility for managing other client accounts of Declaration.  The tables below show, for the portfolio manager, the number and asset size of (i) SEC registered investment companies (or series thereof) other than the Fund, (ii) pooled investment vehicles that are not registered investment companies, and (iii) other accounts (e.g., accounts managed for individuals or organizations) managed by the portfolio manager.  The tables also show the number of performance-based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account.  This information is provided as of December 31, 2008.

Other SEC-Registered Investment Companies Managed

Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance-Based Fees	Total Assets of Performance-Based Fee Accounts
James E. Shallcross	7	$3,403,000,000	0	N/A

Other Pooled Investment Vehicles Managed

Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicles with Performance-Based Fees	Total Assets of Performance-Based Fee Accounts
James E. Shallcross	1	$28,000,000	1	$28,000,000

Other Accounts Managed

Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance-Based Fees	Total Assets of Performance-Based Fee Accounts
James E. Shallcross	5	$1,240,000,000	1	$39,000,000

BROKERAGE ALLOCATION AND OTHER PRACTICES.

LaSalle Bank National Association is the Fund’s administrator and custodian.  LaSalle clears and settles all securities transactions and also serves as the custodian of the Fund’s assets.  All custodied assets are held in the name of the Fund. Certain of the Fund’s assets held by custodians are segregated from the custodians’ own property, while other Fund assets held as collateral or margin may not be, and, accordingly, may not be recoverable in the event of the custodian’s insolvency.

Declaration uses reasonable efforts to obtain the best net prices and execution for all orders placed with respect to the Fund, considering all circumstances that are relevant in its reasonable determination.  Declaration is not obligated to select a broker or dealer solely on the basis of the rate of commission or the spread it offers.  Subject to the objective of obtaining best prices and execution, Declaration may take into consideration the full range and quality of services furnished by brokers and dealers.

Declaration assumes no responsibility for the actions or omissions of any broker or dealer selected by Declaration in good faith.

FINANCIAL STATEMENTS.

The Financial Statements and the report of the independent registered public accounting firm thereon, appearing in the Fund's Annual Report for the period ended December 31, 2008  are incorporated by reference in this Statement of Additional Information. The Fund’s Annual and Semi-Annual Reports are available free of charge on the SEC’s website (http://idea.sec.gov/) and upon request by contacting Declaration Management & Research LLC, 1800 Tysons Boulevard, Suite 200, McLean, Virginia 22102, attention Lester Guillard; or by calling Declaration Management & Research LLC, attention Lester Guillard, at (703) 749-8283.

PART C
OTHER INFORMATION

Item 25.                      Financial Statements and Exhibits.

Exhibit Number
(1)		Financial Statements:
Included in Part B.
Financial Statements
(2)		Exhibits:
	(a)	(i) Certificate of Limited Partnership.*
(ii) Form of Third Amended and Restated Limited Partnership Agreement.**
	(b)	Not applicable.
	(c)	Not applicable.
	(d)	Form of Subscription Agreement.***
	(e)	Not applicable.
	(f)	Not applicable.
	(g)	Amended and Restated Investment Advisory Agreement between Declaration and the Registrant.*
	(h)	Form of [Distribution] Agreement. ***
	(i)	Not applicable.
	(j)	(i) Form of Custodial Agreement between LaSalle and the Registrant. *
	(k)	(i) Form of Administrative Services Agreement between LaSalle and the Registrant. *
	(l)	Not applicable.
	(m)	Not applicable.
	(n)	Legal Opinion of Sidley Austin LLP.***
	(o)	Consent of Independent Registered Public Accounting Firm.
	(q)	Not applicable.
	(r)	(i) Combined Code of Ethics of the Registrant and Adviser. *
(ii) See (r)(i).
(iii) Code of Ethics for Senior Officers of the Registrant. *

*     Previously filed as an Exhibit to the Registrant’s initial registration statement (Reg. Nos. 811-22203) on June 6, 2008.
**     Included as Appendix A to the Prospectus, which is Part A of this registration statement.
*** To be filed with a subsequent amendment.

Item 26.  -  Marketing Arrangements.

Not applicable.

Item 27.  – Other Expenses of Issuance and Distribution.

Not applicable.

Item 28.  – Persons Controlled By or Under Common Control.

See “— Control Persons and Principal Holders Of Securities” included in Part B of this Registration Statement.

Item 29.  – Number of Holders of Securities.

As of March 16, 2009, the Fund had the following number of record owners of Interests:

Title of Class	Number of Record Holders
Limited Partnership Interests	6

Item 30.  - Indemnification.

  A policy of insurance covering the Fund (in connection with its investment activities) and its Directors and officers (in connection with their management duties) has been obtained to insure such parties against liability and defense costs arising from claims alleging, among other things, error, neglect or breach of fiduciary duty.  Article II, Section 2.8 of the Registrant’s Limited Partnership Agreement is as follows:

(a)
The Fund shall indemnify, defend, and hold harmless each Declaration Party, the Directors and, as the General Partner may determine, the agents, advisors, and consultants of the Fund (each also an “Indemnified Party”), from and against any loss, cost, expense, liability, fees (including attorneys’ fees and expenses), and damages suffered or sustained by such Indemnified Party by reason of any acts or omissions, or alleged acts or omissions, arising out of the activities of an Indemnified Party, reasonably believed by such Indemnified Party to be on behalf of the Fund or in furtherance of the interests of the Fund, provided that those acts or omissions are not Finally Determined to constitute conduct for which such Indemnified Party would be subject to liability under the standard of liability set forth in Section 2.7.

(b)
An Indemnified Party shall be entitled to receive advances from the Fund to cover the cost of defending any claim or action against such Indemnified Party; provided, that such Indemnified Party enters into a written agreement that all such advances shall be repaid to the Fund (without interest) if it is Finally Determined that such Indemnified Party is not entitled to indemnity under Section 2.8(a) and otherwise complies with the requirements of the 1940 Act.

(c)
The rights of an Indemnified Party to indemnification shall survive the dissolution of the Fund and the death, withdrawal, declaration of legal incapacity, dissolution or Bankruptcy of such Indemnified Party.

Item 31.  – Business and Other Connections of the Investment Adviser.

(a)	Declaration Management & Research LLC, a registered investment adviser, serves as the investment adviser to other institutional and privately managed accounts.

(b)	Business and other connections of the directors and officers of Declaration are set forth below.

Name and Current Position with Declaration	Business and Other Connections During the Past 2 Fiscal Years
Barry H. Evans, Chairman and Director	MFC Global Investment Management (U.S.), LLC, Boston, Massachusetts; President
William P. Callan, Jr., Director	Declaration Management and Research LLC, McLean, Virginia; President
Ronald J. McHugh, Director	John Hancock Life Insurance Company; Boston, Massachusetts; Senior Vice President
Janis L. Largesse, Director	John Hancock Life Insurance Company, Boston, Massachusetts; Assistant Vice President

Item 32.  – Location of Accounts and Records.

The accounts and records of the Fund are located at 1800 Tysons Boulevard, Suite 200, McLean, Virginia 22102.

Item 33.  – Management Services.

Not applicable.

Item 34.  - Undertakings.

1.           Not applicable.

2.           Not applicable.

3.           Not applicable.

4.           The Registrant undertakes

(a)
To file during any period in which offers or sales are being made, a post-effective amendment to this registration statement: (i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933; (ii) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and (iii) to include any material information with respect to

(a)	the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

(b)
That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(c)	To remove from registration by means of post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

5.           Not applicable.

6.           The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of an oral or written request, any Statement of Additional Information.

SIGNATURES

Pursuant to the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the County of Fairfax and the Commonwealth of Virginia on the 1st of April, 2009.

DMR MORTGAGE OPPORTUNITY FUND LP

By:	/s/ Lester Guillard III
Name: Lester Guillard III
Title:	Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following person in the capacities and on the date indicated.

Signature	Title	Date
/s/ *	President, Chief Executive Officer and Director	April 1, 2009
William P. Callan, Jr.
	Vice President and Chief Financial Officer	April 1, 2009
/s/ Lester Guillard III
Lester Guillard III

/s/ *		April 1, 2009
William T. Lloyd	Director
April 1, 2009
/s/ *
Paul F. Malvey	Director

/s/ *		April 1, 2009
David Sislen	Director

*By:           /s/ Edmund H. Price
   Edmund H. Price,
   as attorney-in-fact

 * Pursuant to power of attorney filed with the SEC on April 1, 2009 as part of the Registrant’s registration statement filed under the 1940 Act on Form N-2, as filed on April 1, 2009.

DMR MORTGAGE OPPORTUNITY FUND LP

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that, WILLIAM P. CALLAN JR., whose signature appears below, does hereby constitute and appoint Edmund H. Price his true and lawful attorney-in-fact and agent, with full power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments, in his name, place and stead, which said attorney-in-fact and agent may deem necessary or advisable or which may be required to enable DMR Mortgage Opportunity Fund LP (the “Fund”) to comply with the Securities Act of 1933, as amended (the “1933 Act”) and the Investment Company Act of 1940, as amended (the “1940 Act”), and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, in connection with the Fund's Registration Statement on Form N-2 pursuant to the 1933 Act and the 1940 Act, together with any and all pre- and post-effective amendments thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as the President and Chief Executive Officer of the Fund and as a Director of the Fund such Registration Statement and any and all such pre- and post-effective amendments filed with the Securities and Exchange Commission under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent, or either of them or their substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/s/ William P. Callan Jr.
WILLIAM P. CALLAN, JR

DATE:   March 30, 2009

DMR MORTGAGE OPPORTUNITY FUND LP

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that, WILLIAM T. LLOYD, whose signature appears below, does hereby constitute and appoint William P. Callan Jr. and Edmund H. Price, and each of them singly, his true and lawful attorney-in-fact and agent, with full power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments, in his name, place and stead, which said attorney-in-fact and agent may deem necessary or advisable or which may be required to enable DMR Mortgage Opportunity Fund LP (the “Fund”) to comply with the Securities Act of 1933, as amended (the “1933 Act”) and the Investment Company Act of 1940, as amended (the “1940 Act”), and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, in connection with the Fund's Registration Statement on Form N-2 pursuant to the 1933 Act and the 1940 Act, together with any and all pre- and post-effective amendments thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a Director of the Fund such Registration Statement and any and all such pre- and post-effective amendments filed with the Securities and Exchange Commission under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent, or either of them or their substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/s/ William T. Lloyd
WILLIAM T. LLOYD

DATE:   March 30, 2009

DMR MORTGAGE OPPORTUNITY FUND LP

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that, PAUL F. MALVEY, whose signature appears below, does hereby constitute and appoint William P. Callan Jr. and Edmund H. Price, and each of them singly, his true and lawful attorney-in-fact and agent, with full power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments, in his name, place and stead, which said attorney-in-fact and agent may deem necessary or advisable or which may be required to enable DMR Mortgage Opportunity Fund LP (the “Fund”) to comply with the Securities Act of 1933, as amended (the “1933 Act”) and the Investment Company Act of 1940, as amended (the “1940 Act”), and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, in connection with the Fund's Registration Statement on Form N-2 pursuant to the 1933 Act and the 1940 Act, together with any and all pre- and post-effective amendments thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a Director of the Fund such Registration Statement and any and all such pre- and post-effective amendments filed with the Securities and Exchange Commission under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent, or either of them or their substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/s/ Paul F. Malvey
PAUL F. MALVEY

DATE:   March 30, 2009

DMR MORTGAGE OPPORTUNITY FUND LP

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that, DAVID SISLEN, whose signature appears below, does hereby constitute and appoint William P. Callan Jr. and Edmund H. Price, and each of them singly, his true and lawful attorney-in-fact and agent, with full power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments, in his name, place and stead, which said attorney-in-fact and agent may deem necessary or advisable or which may be required to enable DMR Mortgage Opportunity Fund LP (the “Fund”) to comply with the Securities Act of 1933, as amended (the “1933 Act”) and the Investment Company Act of 1940, as amended (the “1940 Act”), and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, in connection with the Fund's Registration Statement on Form N-2 pursuant to the 1933 Act and the 1940 Act, together with any and all pre- and post-effective amendments thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a Director of the Fund such Registration Statement and any and all such pre- and post-effective amendments filed with the Securities and Exchange Commission under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent, or either of them or their substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/s/ David Sislen
DAVID SISLEN

DATE:   March 30, 2009